LOAN AGREEMENT

                              August 10, 2000




Park Pharmacy Corporation
Attention: Mr. Thomas R. Baker, President
10711 Preston Road, Suite 250
Dallas, Texas 75230

Dougherty's Pharmacy, Inc.
Attention: Mr. Thomas R. Baker, President
10711 Preston Road Suite 250
Dallas, Texas 75230

RX-Pro.Com, Inc.
Attention: Mr. Jim Moncrief, President
10711 Preston Road, Suite 250
Dallas, Texas 75230

Ravens Pharmacy, Inc.
Attention: Mr.  Thomas R. Baker, President
10711 Preston Road, Suite 250
Dallas, Texas 75230

Total Pharmacy Supply, Inc.
Attention: Mr. Thomas R. Baker, President
10711 Preston Road, Suite 250
Dallas, Texas 75230

Park Infusion Services, LP
Attention: Mr. Thomas R. Baker
10711 Preston Road, Suite 250
Dallas, Texas 75230

Gentlemen:

     This Loan Agreement (the "Loan Agreement"), when countersigned by an authorized officer or representative of each entity, Park Pharmacy Corporation ("Park"), a Colorado

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corporation, Dougherty's Pharmacy, Inc. ("Dougherty"), a Texas
corporation, RX-Pro.Com, Inc. ("RX"), a Texas corporation, Ravens Pharmacy, Inc. ("Ravens"), a Texas corporation, Total Pharmacy Supply, Inc. ("Total"), a Texas corporation and Park Infusion Services, LP ("PIS"), a Texas limited partnership (hereinafter for convenience sometimes collectively, jointly or singly referred to as "Borrower"), will set forth the terms of a multiple obligation credit facility by and between Borrower and BANK OF TEXAS, N.A.("Bank").

1. Credit Facility. Subject to the terms and conditions set forth in this Loan Agreement and the other agreements, instruments and documents evidencing, governing, and/or pertaining to the Loan, as hereinafter defined (collectively, together with the Loan Agreement, referred to hereinafter as the "Loan Documents"), which includes but is not limited to execution of all required documentation, payment of all fees and expenses of Bank, and tender of all enumerated documentation relating to each Borrower, Bank hereby agrees to provide to Borrower the credit facility hereinbelow described (the "Credit Facility") and more particularly set forth in the Loan Documents:

          a. $1,500,000.00 Revolving Line of Credit. Subject to the terms and conditions set forth herein and satisfaction of all of Borrower's obligations under the Loan Documents, Bank agrees to lend to Borrower on a revolving basis from time to time during the period commencing on the date hereof and continuing through August 10, 2001, the maturity date of the $1,500,000.00 Revolving Line of Credit Note (the "Revolving Line of Credit Note"), such amounts as Borrower may request hereunder; provided, however, (i) the total principal amount outstanding at any time shall not exceed $1,500,000.00 (the "Revolving Line of Credit" or the "Maximum LOC Commitment Amount"), and (ii) notwithstanding anything to the contrary herein, amounts outstanding on the Revolving Line of Credit Note and all other debt of Borrower under this Credit Facility shall not exceed the Borrowing Base Amount. Subject to the terms and conditions of the Revolving Line of Credit , Borrower may borrow, repay and reborrow amounts thereunder. Collateral for the Revolving Line of Credit Note shall be a first and prior lien and security interest in and to all assets
          of Borrower.   The sums advanced under the Revolving
          Line of Credit Note shall be used by the Borrower to provide (i) working capital support for Borrower and
          (ii) refinancing of existing debt owed by any one or more of the entities comprising Borrower, including without limitation part or all of the amounts owed by members of Borrower to Bank under a prior credit facility hereafter referred to as the "March 6, 2000 Credit Facility."

          b. $1,300,000.00 Term Note. Subject to the terms and conditions set forth herein and satisfaction of all obligations of the Borrower in the Loan Documents, Bank agrees to lend Borrower on a term basis beginning on the date hereof and continuing for a term of four (4) years, in a single advancement of $1,300,000.00.

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               This Note (the "Term Loan" or "Term Note") will
          amortize fully on the basis of a four (4) year mortgage amortization and mature on August 10, 2004. Collateral for the Term Loan shall include not only equipment, but accounts receivable, inventory, general intangibles, payment intangibles and all other assets as defined below. No leased or third party owned equipment shall be included in "assets of Borrower." The monies advanced on the Term Loan will be used by Borrower to refinance existing debt owed by any one or more of the entities comprising Borrower, including without limitation part or all of the amounts owed by members of Borrower to Bank under the March 6, 2000 Credit Facility.

          c.   $5,000,000.00 Acquisition Line of Credit.
          Subject to the terms and conditions set forth herein in satisfaction of all obligations of the Borrower in the Loan Documents, Bank agrees to lend to Borrower on a revolving basis from time to time during the period commencing on the date hereof and continuing through August 10, 2001, such amounts as Borrower may request for accomplishing the purchase of assets of companies to be acquired including without limitations the assets of PIS; provided, however, (i) the total principal amount outstanding at any time shall not exceed $5,000,000.00 (the "Acquisition Line of Credit") or the ("Maximum Acquisition Commitment Amount"); (ii) within one hundred and eighty (180) days of the Closing and funding of an acquisition financed under this facility, the total acquisition consideration (including all relevant fees and expenses) must be refinanced by Borrower on a four (4) year fully amortizing term loan identical to the terms and provisions for the Term Loan set forth above; (iii) notwithstanding anything to the contrary herein, any amounts advanced under the Acquisition Line of Credit when added to all other indebtedness owed by Borrower to Bank under the terms of this Loan Agreement shall not exceed the Borrowing Base. Amounts refinanced in accordance with the provisions of Section 1. c.(ii), above shall not be taken into account for determining the Maximum Acquisition Commitment Amount, but shall be taken into account by the Borrower in reporting the conformity of this Credit Facility and the limit of all borrowings in relationship to the Borrowing Base. Collateral for the Acquisition Line of Credit shall be a first and prior lien and security interest in and to all assets acquired in any acquisition financed hereby together
          with all other assets of Borrower.   Subject to the
          terms and conditions of the Acquisition Line of Credit, Borrower may borrow, repay and reborrow amounts thereunder. The sums advanced under the Acquisition Line of Credit shall be used by the Borrower to provide acquisition financing of other pharmacies and/or pharmaceutical/ medical supply concerns or the assets thereof.

          d. The three (3) notes identified above and any additional note made by the Borrower in satisfaction of the requirements of the Acquisition Line of Credit (a

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               "Note") or the "Notes") will provide that the
          Notes are cross-collateralized and cross-defaulted. As Borrower meets its obligations under the Acquisition Line of Credit and refinances the acquisition cost of the transaction with the proceeds of a term note as provided above, Borrower shall execute and deliver to Bank any and all other collateral documentation in form and substance to the satisfaction of the Bank and pay all costs and expenses of Bank incurred thereby, including without limitation Borrower shall deliver (i) a promissory note of the Borrower in the amount required; (ii) a written pledge and security agreement (substantially in the form of the pledge and security agreements to be executed to secure one or more of the Notes set forth above granting a lien and security interest on all assets so acquired, (iii) a written opinion of counsel containing opinions of the type delivered by Borrower's current counsel at the closing thereof and a separate opinion to the effect that the act of pledging assets in the manner contemplated to secure the debt of Borrower is not subject to a fraudulent conveyance claim, (iv) execution and delivery of all necessary financing statements or other documentation or agreements required by Bank to perfect a first and prior security interest in the Additional Collateral, (v) if applicable, evidence of the authorization and binding effect of that future subsidiary's proffered performance under those new agreements and/or documents, and (vi) payment of all Bank's costs, including without limitation reasonable attorney's fees and expenses.

All advances under the Notes and the amounts from time to time outstanding shall be collectively called the "Loan". Bank reserves the right to require Borrower to give Bank not less than three (3) Business Days' prior written notice of each requested advance under the Revolving Line of Credit Note not advanced at closing and any subsequent request for an advance under the Acquisition Line of Credit, specifying (i) the aggregate amount of such requested advance and providing evidence of or the particulars establishing Borrower's eligibility under the Borrowing Base, all as more particularly set forth in the Revolving Line of Credit Note and/or the Acquisition Line of Credit Note, and (ii) the requested date of such advance, with such advances to be requested in a written form satisfactory to Bank.

2.   Promissory Notes.   The Loan shall be evidenced initially by
three (3) promissory notes (together with any renewals, extensions, modifications, and/or increases thereof, if any [and none is committed by Bank], the "Revolving Line of Credit Note," the "Term Note" and the "Acquisition Line of Credit Note" respectively, with each Note providing for joint and several liability, duly executed by an authorized officer and/or representative of each entity of Borrower and payable to the order of Bank), in the stated aggregate principal amount of up to $7,800,000.00 (the "Commitment Amount"), and otherwise in form and substance acceptable to Bank. Interest on the three (3) Notes shall accrue at the various rates set forth in each such Note. The principal of and interest on the three (3) Notes comprising the Loan and any subsequent

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refinancing under the Acquisition Line of Credit Note shall be due and payable in accordance with the terms and conditions set forth in each of the Notes and in this Loan Agreement.

3.   Collateral.    As collateral and security for the
indebtedness evidenced by the Notes and any and all other indebtedness or obligations related to or arising under the Notes (collectively the "Indebtedness"), Borrower has pledged and assigned to Bank, its successors and assigns, a first and prior lien and security interest in the following property or property interests of Borrower as follows:

          a. Revolving Line of Credit Note: (i) all assets including accounts receivable, inventory, accounts, securities, fixed assets and general intangibles and payment intangibles of each of the entities comprising Borrower and (ii) all accounts receivable, inventory, cash and all other tangible personal property of Borrower, including without limitation, insurance policies thereto and all proceeds therefrom together with warranties, service contracts and proceeds therefrom (the "LOC Collateral"), more particularly described in those six (6) certain Pledge Agreements or Pledge and Security Agreements dated of even date herewith, executed as appropriate, by Park, Dougherty, RX, Ravens, Total and PIS to or for the benefit of Bank (each hereafter referred to as a "Pledge Agreement"). Park, Dougherty, RX, Ravens, Total and PIS agree to execute such other agreements and documents as Bank shall deem appropriate and otherwise require from time to time to more fully create and perfect Bank's first and prior liens and security interests in the LOC Collateral. Borrower confirms that each entity comprising Borrower owns the LOC Collateral free and clear of all security interests and liens of any type after closing and the payoff of any loan balance of Borrower then outstanding, as applicable.

          b. Term Note: All the LOC Collateral shall also be Collateral for the Term Note (the "Term Note
          Collateral").

          c.   Acquisition Line of Credit Note:   (i) All assets
          not leased or licensed (but including all contractual rights thereto) acquired by Borrower in connection with any acquisition financed by means of advance under the Acquisition Line of Credit Note and (ii) all the Collateral securing the Revolving Line of Credit Note described above.

          d. Guaranty Agreements: If Park elects to add eligible assets of any future subsidiary to secure the note(s) required to refinance a portion of the Acquisition Line of Credit Note, then, as part of the requirements discussed above Borrower further agrees to provide to Bank a note and pledge and security agreement, or at Bank's option as additional security for repayment of the Credit Facility separate

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               written guaranty agreements (each hereafter
          referred to as a "Guaranty") substantially in form of the attached Exhibit "B" or as otherwise required by Bank in its sole discretion by each future subsidiary of Park. Each Guaranty will remain in effect until the Notes and all costs and expenses due therein are fully paid. Each Guaranty shall expressly provide that the Bank will be entitled to proceed to enforce its rights in the Additional Collateral against one or more Guarantors without proceeding against any one or all of the entities comprising the Borrower, any other Guarantor, or in any combination thereof, or in respect of any other collateral which secures the Credit Facility in such manner, time and sequence as the Bank shall determine in its sole and absolute discretion.

          e. Cross-collateralization and cross-default: The Notes and any other obligation of Borrower to Bank shall provide that all collateral for that Note is also collateral for the other Note, and also state that a default in the payment of one Note or in the performance of Borrower's or any other party's obligations under the Loan Documents associated thereto shall also be a default under the provisions of the other Note.

          f. Definitions: The following definitions shall apply to the Loan Documents and the terms and provisions thereof.

               (i)  "Accounts Receivable"    Any present or
               future right to receive payment as shown on the books and records of Borrower, including without limitation accounts receivable established in the ordinary course of business, contract rights evidencing a debt or obligation of a third party not an Affiliate (defined herein), a tax refund due to Borrower based on a filed tax return, or any other account, chattel paper or document which evidences a right of Borrower to receive payment from a third party, not an Affiliate of Borrower.

               (ii) "Affiliate" Any partnership, joint venture, company, association or other entity related to Borrower by common ownership.

               (iii)     "Assets of Borrower"     Those assets
               which are not leased or licensed (but as to any such lease or licensed assets all contractual rights of use thereto) which are owned by Borrower, whether real or personal, or any form mixed, together with all intangible rights or use and all intellectual property, goodwill, trademark, service mark, patent, license or contractual right in any manner related thereto or associated therewith.

               (iv) "Borrowing Base Amount or "Borrowing Base"
               That amount which is equal to two and one-half (2-
               1/2) times the total of the trailing

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               twelve (12) months proforma EBITDA of Borrower
               plus an amount equal to the trailing twelve (12) months proforma EBITDA of any entity or assets purchased by Borrower by means of an advance on the Acquisition Line of Credit Note, or otherwise acquired by stock purchase, merger transaction, master lease arrangement or other similar transaction. Proforma EBITDA to determine the "Borrowing Base" or "Borrowing Base Amount" may include, with prior written Bank approval on a case by case basis, certain add-backs associated with a particular acquisition or other accounting adjustments reasonably related thereto.

               (v) "Contra Accounts" Any account receivable where Borrower has a corresponding account payable. Stated differently, any situation where there are mutual accounts receivable and accounts payable existing between Park, Dougherty, RX, Ravens, Total or PIS or any future subsidiary of any one or more of Borrower in respect of inter-company obligations as well as any obligations with a third party.

               (vi) "Government Accounts"    Any account
               receivable from any governmental agency which is not a "pre-approved Medicare/Medicaid account." Included within this definition would be any Medicare account based upon assignments for durable goods, "walk-in" accounts or other accounts subject to governmental audit.

               (vii)     "Guarantor"    Any future subsidiary of
               Park which executes and delivers to Bank a written guaranty of the Credit Facility and a pledge agreement granting a first and prior security interest in certain of its personal property which is eligible LOC Collateral.

               (viii)    "Ineligible Accounts Receivable"   Any
               account receivable more than ninety (90) days outstanding for any account other than a Medicare account, and for any Medicare account more than one hundred and fifty (150) days old and any account receivable required to be subtracted from total accounts receivable in accordance with the requirements of Schedule 1 to Exhibit "A" attached to this Agreement.

               (ix) "Eligible Accounts Receivable"     Eighty
               percent (80%) of any account receivable which is not an Ineligible Account Receivable as defined above expressed on the basis of book value of each account according to the books and records of each Borrower.

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               (x)  "Eligible Inventory"     Those items held for
               sale to third parties not otherwise held for or as consigned goods as reflected on the books and records of Borrower at fifty percent (50%) of FIFO, cost basis accounting method applying generally accepted accounting principles ("GAAP").

               (xi) "Eligible Equipment"       All equipment and
               other fixed assets actually owned by Borrower valued as carried on the books and records of that owning entity at fifty percent (50%) of the depreciated book value at cost of all such eligible items.

               (xii) "Additional Collateral" Collateral which is satisfactory to the Bank and of the same type, character and quality originally pledged to secure the Credit Facility, but excluding any Collateral pledged for the Term Note, originally pledged for the Revolving Line of Credit, any asserted value for any Guaranty or any Collateral which Borrower and/or Borrower's future subsidiaries do not own and cannot provide a first and prior perfected security interest to Bank.

               (xiii)    "EBITDA" or "adjusted EBITDA" On a
               consolidated basis of all entities comprising Borrower, the amount of earnings before interest, taxes, depreciation and amortization determined in accordance with generally accepted accounting principles on a consistent basis. "Adjusted EBITDA" or "adjusted EBITDA" shall mean the EBITDA with adjustments requested by Borrower and approved by Bank in accordance with the terms hereof.

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4.   Loan Administration Matters

           a. Mandatory Reduction. During the term the Loan is outstanding at any time the amount advanced and outstanding on either the Revolving Line of Credit Note and/or the Acquisition Line of Credit Note is in excess of any of the conditions stated below, Borrower shall immediately make a payment on the Loan within five (5) business days in an amount sufficient to reduce the outstanding balance of the Revolving Line of Credit Note and/or the Acquisition Line of Credit Note to an aggregate amount equal to or less than the Borrowing Base, or Borrower shall cause to be pledged to the Bank Additional Collateral in form reasonably satisfactory to the Bank. Upon either party obtaining knowledge that Borrower is not in compliance with the Borrowing Base, Borrower shall not be entitled to any further advances on the Revolving Line of Credit Note and/or the Acquisition Line of Credit Note until such time as Borrower has made the payment provided above or pledged Additional Collateral in an amount and manner satisfactory to the Bank to a level of compliance. Payment of the required amount to bring the outstanding balance of the Revolving Line of Credit Note into compliance with the provisions of this Agreement shall be made on or before five (5) business days after the date Borrower shall have filed a report with Bank hereunder reflecting that set of facts. Any action by Borrower to pledge Additional Collateral to conform with the provisions hereof shall not increase the Maximum LOC Commitment Amount and/or Maximum
          Acquisition LOC Commitment Amount.   The total amount
          of the indebtedness owed by Borrower to Bank under the Notes shall never exceed the Borrowing Base.

     b. Advancement on Term Note. Borrower shall be entitled to one (1) advance on the Term Note in the amount and based upon the provisions of paragraph 1(b), above. The amount of advancement to the Term Note shall be $1,300,000.00.

5.   Representations and Warranties.    Park, Dougherty, RX,
Ravens, Total and PIS hereby jointly and severally represent and warrant, and upon each request for an advance under the Credit Facility further so represent and warrant, to Bank as follows:

          a.   Binding Obligations.      The execution, delivery,
          and performance of this Loan Agreement and all of the other Loan Documents by Borrower, and where applicable by each Guarantor, constitute legal, valid and binding obligations of Borrower and where applicable of each Guarantor, enforceable in accordance with the respective terms, except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors' rights and except to the extent specific remedies may generally be limited by equitable principles.

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          b.   No Consent.    The execution, delivery and
          performance of this Loan Agreement and the other Loan Documents, and the consummation of the transactions contemplated hereby and thereby, do not (i) conflict with, result in a violation of, or constitute a default under any law, governmental regulation, court decree or order applicable to Borrower, or (ii) require the consent, approval or authorization by any third party, other than the action to be taken by each Guarantor in executing and delivering a Guaranty and a Pledge Agreement as provided above.

          c. Financial Condition. Each financial statement of Borrower and of any future subsidiary of Park agreeing to be a Guarantor supplied to the Bank fairly discloses and presents Borrower's and/or each of Park's subsidiary's respective financial condition as of the date of each such statement. There has been no material adverse change in such financial condition or results of operations of Borrower subsequent to the date of the most recent financial statements supplied to the Bank. In the event any obligation of Borrower hereunder is subsequently additionally secured by a Guarantor, each Guarantor shall make the foregoing representations and warranties regarding its financial statements for the relevant periods addressed thereby.

          d.   Litigation.    There are no actions, suits or
          proceedings, pending or, to the knowledge of Borrower, threatened against or affecting Borrower, or the property of Borrower and/or of a Guarantor, if applicable, before any court or governmental department, commission or board, which, if determined adversely to Borrower and/or any Guarantor, if applicable, would have a material adverse effect on the financial condition, properties, or operations of Borrower, any subsequent affiliate and/or any Guarantor.

          e. Taxes; Governmental Charges. Borrower and, if applicable, each Guarantor have filed all federal, state and local tax reports, applications, and returns required by any law or regulation to be filed by Borrower (and if applicable by a Guarantor) and each filing party has either duly paid all taxes, duties and charges indicated due on the basis of such returns and reports, or made adequate provision for the payment thereof, and the assessment of any material amount of additional taxes in excess of those paid and reported is not reasonably expected.

     f.   UCC Matters.   Borrower warrants and represents that
          the information detailing Borrower's business location and the location of all assets pledged to secure the Credit Facility hereby are as listed on Exhibit "D". Borrower further commits to immediately apprise Bank no later than thirty (30) days following any change of the information set forth below and to execute all documents and pay all costs and expenses to be incurred by Bank in connection with any additional steps which may be required to perfect and/or continue the perfection of the security interests and liens granted hereby.

6. Conditions Precedent to Advances. Bank's obligation to make any advance under this Loan Agreement relating to any one of the three (3) Notes, to any term loan required under the Acquisition Line of Credit or under the other Loan Documents shall be subject to the conditions precedent that, as of the date of such advance or loan and after giving effect thereto (i) all representations and warranties made to Bank in this Loan Agreement and the other Loan Documents shall be true and correct, as of and as if made on such date, (ii) no material adverse change in the respective or consolidated financial condition of Borrower (and a Guarantor, if applicable) since the effective date of the most recent financial statements furnished to Bank by Borrower shall have occurred and be continuing, (iii) no event has occurred and is continuing, or would result from the requested advance, which with notice or lapse of time, or both, would constitute an Event of Default (as hereinafter defined), (iv) Bank has received all Loan Documents appropriately executed by Borrower and all other proper parties and Borrower has paid any and all fees and expenses due Bank hereunder, and (vi) Borrower has submitted all required certificates and other documentation to request an initial or subsequent (where, when and to the extent permitted) advance on the Credit Facility and to meet all reporting obligations hereunder.

7.   Affirmative Covenants.   Until (i) the Note and all other
obligations and liabilities of Borrower under this Loan Agreement and the other Loan Documents are fully paid and satisfied, and
(ii) the Bank has no further commitment to lend hereunder, Borrower agrees and covenants that Borrower will, unless Bank shall otherwise consent in writing:

     (a) Monthly Financial Statements. As soon as available, and in any event within thirty (30) days after the end of each of the months of each fiscal year of Borrower, Borrower will provide Bank a separate financial report for the immediate past month ending for Park, Dougherty, RX, Ravens, Total and PIS and each
          Guarantor, if any.   Each report will contain a copy of
          an unaudited financial report of those five entities and any subsequently acquired entity as of the end of such month and for the portion of the fiscal year then ended, containing balance sheets, statements of income, statements of retained earnings, statements of changes in financial position and cash flow statements, in each case setting forth in comparative form the figures for the corresponding period of the preceding fiscal year, all in reasonable detail certified by the respective chief financial officer of Borrower to have been prepared in accordance with generally accepted accounting principles ("GAAP") and to fairly and accurately present (subject to year-end audit adjustments) the financial condition and results of operations of Park, Dougherty, RX, Ravens, Total and PIS and each Guarantor, if any, at the date and for the periods indicated therein;

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     (b)  Quarterly Consolidated Financial Statements.  Within
          forty-five (45) days of the end of each fiscal quarter, Borrower shall provide a quarterly consolidated financial statement for Borrower and any future subsidiary of Park. Each such quarterly report shall summarize the prior quarterly end balances and contain all such detail as is provided in the monthly financial statements summarized for the quarter and reflected on a consolidated basis for Borrower and any future subsidiary of Park, all in reasonable detail prepared by an outside CPA and certified by the respective chief financial officer of Borrower. Each such summary shall be prepared in accordance with generally accepted accounting principles and fairly and accurately present the financial condition and results of operations of the Borrower on a consolidated basis for that quarter ending;

     (c) Annual Financial Statements. As soon as available and in any event within ninety (90) days after the end of each fiscal year of the Borrower beginning with the fiscal year ended June 30, 2001, Borrower will provide Bank a copy of the annual audited consolidated financial statements for Park, Dougherty, RX, Ravens, Total and PIS and any Guarantor for such fiscal year containing balance sheets, income statements, statements of retained earnings, statements of changes in financial position and cash flow statements, as at the end of each such fiscal year and for the twelve
          (12) month period then ended, in each case setting forth in comparative form the figures for the preceding fiscal year, all in reasonable detail and audited and certified by independent certified public accountants of recognized standing acceptable to the Bank, to the effect that such report has been prepared in accordance with GAAP;

          (d) Borrowing Base Certificate. Furnish to the Bank, within thirty (30) days of the end of each month, a Borrowing Base Certificate (in the form of Exhibit "A" to this Agreement) for the previous month end, together with a monthly listing and aging of accounts receivable which includes a complete and correct list of the account debtors, their addresses and the amount owing to Borrower and/or each Guarantor, if applicable, by each such account debtor;

          (e) Compliance Certificate. Furnish to Bank at its request, but no less frequently than forty-five (45) days from the end of each fiscal quarter a covenant Compliance Certificate expressly setting forth the Borrower's position in respect of all financial covenants set forth herein, save and except that the Borrower shall provide a Compliance Certificate setting forth the Consolidated Debt Service coverage ratio on a monthly basis.

          (f) Inventory Schedule. Furnish to the Bank, at its request, but no less frequently than annually, beginning June 30, 2001, on or before thirty (30) days from the end of the fiscal year end period, a schedule of all inventory in a form satisfactory to the Bank;

          (g) Listing of Accounts Payable. Furnish to the Bank, at its request, a listing and aging of accounts payable of the Borrower and, if applicable, each Guarantor;

          (h) Certificate of No Default. Furnish to the Bank, within thirty (30) days of the end of each month, a separate Certificate of No Default signed by a representative of Park, Dougherty, RX, Ravens, Total and PIS in the form of Exhibit "D" attached hereto and incorporated by reference to the effect that to the best of his knowledge and after reasonable investigation no Event of Default (as hereinafter defined) has occurred hereunder or under any other agreement to which the Borrower is a party or by which it is bound or by which any of its properties or assets may be affected and the default thereunder is material to Borrower's financial condition, and no event which, with the giving of notice or the lapse of time or both, would constitute an Event of Default has occurred and is continuing;

          (i) Notice of Default. Give notice to the Bank immediately in writing of the occurrence of any Event of Default and each event which, with the giving of notice or lapse of time or both, would constitute an Event of Default, any change in the name or address of the Borrower, any change in name, identity or Borrower structure, and any uninsured or partially uninsured loss through fire, theft, liability or property damage, except deductible amounts;

          (j) Notice of Litigation. Promptly give notice to the Bank of all litigation and all proceedings before governmental or regulatory agencies affecting the Borrower or any future subsidiary of Park, excepting only litigation or proceedings not materially affecting the operations or financial condition of the Borrower and/or of each Guarantor or Affiliate;

          (k) Notice of Material Adverse Effect. As soon as possible and in any event within five (5) days after the occurrence thereof, provide written notice of any matter that could have a material adverse effect on the business, condition (financial or otherwise), operations, prospects, or properties of the Borrower or, if applicable, a Guarantor;

          (l) Guarantor Financial Statements. Furnish to the Bank, within ninety days of the end of the fiscal year on June 30, corporate financial statements and trial balances and cash flow statements of each Guarantor, if any;

          (m) Further Assurances. From time to time, upon request by the Bank, execute and deliver to the Bank any instrument, document, assignment or other writing which may be necessary or advisable in the Bank's opinion to carry out the terms of the Agreement and to perfect the Bank's security interest in and facilitate the collection of any Collateral securing the Credit Facility;

          (n) Insurance. Maintain insurance with financially sound and reputable insurance companies at least in such amounts and against such risks as are usually insured against by persons engaged in similar businesses. Each policy covering Collateral shall name the Bank as loss payee or additional insured, as appropriate, and provide that such policy will not be canceled without thirty (30) days prior written notice to the Bank;

          (o)  Existence.  Maintain its existence as a
          corporation duly incorporated and in good standing under the law of the jurisdiction under which it is incorporated and continue to be duly licensed or qualified as a foreign corporation in all jurisdictions wherein the character of the property owned or leased by it or the nature of the business transacted by it makes licensing or qualification necessary by a foreign corporation. For any member of Borrower or any subsequent Guarantor which is a limited partnership, that entity shall maintain its existence in good standing and conformity to the laws of the state of its organization and possess all rights to conduct business in accordance with the laws thereunder, including without limitation satisfy the obligations of any corporate general partner to maintain its existence and good standing under the laws of the state of its organization and to be qualified to do business in the State in which the limited partnership has registered;

          (p) Inspection. Make available to the Bank's officers or representatives, at any reasonable time, the books and records of the Borrower, including, but not limited to, the accounts receivable files, inventory records, general ledger, and correspondence files. The Bank has the right to examine its Collateral at any reasonable time without prior notice;

          (q) Compliance with Laws. Comply in all material respects with all applicable laws, rules, regulations and orders of any court, governmental authority or arbitrator;

          (r) Taxes. Pay and discharge all taxes, assessments and governmental charges ("taxes") imposed upon the Borrower or its property or property used by Borrower in the conduct of its business prior to maturity or before the taxes become delinquent;

     (s) Opinion of Counsel. Borrower shall provide Bank an opinion of counsel in the form satisfactory to Bank's counsel providing opinions by Borrower's counsel as to the existence of Park, Dougherty, RX, Ravens, Total and PIS where and when applicable, that the value received by each Guarantor and the binding effect of each Guaranty and each Pledge Agreement by a Guarantor, an opinion on usury, organization and good standing of the Borrower and each Guarantor as well as the authorization of Borrower and each Guarantor to conduct business in the State of Texas, and evidence that all requisite corporate action, authority of the executing officer and no third-party consents are required, together with such other opinions as might be appropriate under the circumstances to accomplish the Loan and evidence Borrower's and, when applicable, each Guarantor's ability to enter into, execute and perform under the terms of the Loan Documents.

          (t) Advice of Principal Place of Business. Each entity comprising Borrower agrees to immediately Bank of any change of address relative to the principal place of business of Borrower. Each entity comprising Borrower further agrees to notify Bank of any material change of information set forth in the attached Exhibit "D" and to cooperate with Bank, execute and deliver such additional financing statements, documents, certificates or other instruments as may be reasonably required to allow Bank to maintain, continue and/or perfect its security interest now or hereafter granted or to be granted in connection with providing Collateral for the Notes. In the event a Guarantor delivers a Pledge and Security Agreement to secure the obligations of that Guarantor to Bank, that Guarantor shall give a written declaration to Bank of the location of its principal place of business and all locations at which the assets pledged to secure the Guaranty are located in the ordinary course of business.

8. Negative Covenants. Until (i) the Revolving Line of Credit Note, the Term Note and the Acquisition Line of Credit Note and all other obligations and liabilities of Borrower under this Loan Agreement and the other Loan Documents are fully paid and satisfied, and (ii) the Bank has no further commitment to lend hereunder, Borrower will not, without the prior written consent of Bank:

          (a) Debt. Directly or contingently create, incur, assume or suffer to exist any debt for borrowed money, whether by way of loan, guaranty or the issuance or sale of bonds, debentures, notes or securities, including deferred debt for the purchase price, except
          (i) the Loan described herein, (ii) current accounts payable and other current obligations (other than for borrowed money) arising out of transactions in the ordinary course of business and (iii) loans by any one of the five entities comprising the Borrower to any one or more of the other entities comprising the Borrower;

          (b) Mergers; Dispositions. Form any new subsidiary or merge or invest in or consolidate with any corporation or other entity, or sell, lease, assign, transfer, or otherwise dispose of (whether in one transaction or as a series of related transactions) all or substantially all of its assets, whether now owned or hereafter acquired, or acquire by purchase or otherwise, all or substantially all of the assets of any corporation or other entity where the total consideration is in excess of Five Hundred Thousand Dollars ($500,000.00). It is understood that Borrower may effect a consolidation of business and/or transfer of assets for infusion services to patients between Dougherty's and PIS. Borrower shall give Bank written notice of any such event, and if necessary, execute and deliver any such additional documentation as may be reasonably required to continue the perfection and existence of all security interests granted by the Borrower as at the date of the establishment of this Credit Facility;

          (c) Change in Form of Business. Borrower shall not, directly or indirectly, engage in any business significantly and materially different from those in which it currently engages in or contemplates engaging in, or substantially altering its current method of doing business;

          (d)  Restricted Payments.     During any single fiscal
          year, pay any cash dividend or make any other payment or distribution (in cash, property, or obligations) other than a stock dividend on account of its respective capital stock, or redeem, purchase or retire, or otherwise acquire any of its capital stock, or set apart any money for a sinking or other analogous fund for any dividend or other distribution on its capital stock or for any redemption, purchase, retirement, or other acquisition of any of its capital stock, or grant or issue any capital stock, except that any subsidiary of Park shall be permitted to pay cash dividends to Park; or

          (e) Liens. Create, incur, assume or suffer to exist any mortgage, deed of trust, pledge, encumbrance, lien or security interest of any kind, upon any of its property now owned or hereafter acquired, except (i) liens, mortgages, encumbrances or security interests to secure payment of the borrowings authorized hereunder;
          (ii) pledges or deposits to secure obligations under workmen's compensation laws or of similar laws; (iii) deposits to secure public or statutory obligations;
          (iv) statutory mechanics', carriers', workmen's, repairmen's liens or other like items in the ordinary course of business with respect to obligations which are not overdue or are being contested in good faith; and (v) existing liens not contemplated under this Agreement as reflected by the financial statements submitted to the Bank dated as of December 31, 1999;

          (f)  Affiliated Transactions. Enter into any
          transaction, including, without limitation, the purchase, sale, or exchange of property or the rendering of any service, with any Affiliate of the Borrower or a division or future subsidiary of Park, except in the ordinary course of and pursuant to the reasonable requirements of the Borrower's (or such division's or future Parks subsidiary's) business and upon fair and reasonable terms no less favorable to the Borrower (or such division or future subsidiary of Park) than would be obtained in a comparable arms-length transaction with a person not an affiliate of the Borrower (or such division or subsidiary of Park);

          (g) Disposition of Assets. Sell, lease, assign, transfer, or otherwise dispose of any of its assets;
          and

          (h) Capital Expenditures. Permit its aggregate capital expenditures to exceed $250,000.00 during any fiscal year.

          (i)  Change in Management.    Permit a change in the
          senior management of Borrower's business operations whereby at the end of that change at least one of Thomas R. Baker, Joe Moncrief or Joe B. Park is not holding a senior executive office of the Borrower. In the event of the retirement, legal incapacity of death of these three (3) named senior officers, Borrower shall be able to obtain Bank's approval of another individual with qualified management experience to have included in this roster of approval senior management of the Borrower.

     (j) Financial covenants. Borrower shall not allow the total indebtedness due from Borrower to Bank under this Credit
Facility:

           (i)  to exceed the Borrowing Base; or

           (ii) to exceed an amount equal to the total senior funded debt to adjusted EBITDA on a consolidated basis for the prior trailing twelve (12) months as reported and measured quarterly beginning with the quarter ending September 30, 2000 and continuing in a like manner at the end of each fiscal quarter thereafter times 3.0; or

          (iii) to result in a consolidated debt service coverage for the Loan less than 1.3 to 1.0 calculated on the basis of adjusted EBITDA less cash taxes paid divided by all principal and interest payments. This standard shall be calculated and reported by Borrower on a monthly basis; or

          (iv) to result in a consolidated basis the minimum current ratio of less than 1.50 to 1.0. This ratio shall be calculated quarterly; or

          (v) to result in a ratio of total funded senior debt to margin collateral of 1.35 to 1.0 on a trailing twelve (12) months' basis adjusted quarterly beginning with the quarter ending September 30, 2000 and continuing in a like manner at the end of each fiscal quarter thereafter. "Margin collateral" shall include Eligible Accounts Receivable, Eligible Inventory and Eligible Equipment.
9. Events of Default. In confirmation and/or in addition to the express terms of the Loan Documents, each of the following shall constitute an "Event of Default" under this Loan Agreement:

          (a) The failure of Borrower to pay on or before the date due any installment of principal and/or interest on any one of the Notes or any other indebtedness or obligations owing to Bank by Borrower from time to time, and the continuation of such failure for a period of ten (10) days after written notice thereof by Bank to Borrower.

          (b) The failure of Borrower or any Obligated Party (as defined below) to timely and properly observe, keep or perform any non-monetary covenant, agreement, warranty or condition required herein or in any of the other Loan Documents (other than covenants in respect to the delivery of Additional Collateral, as and when required by any one of the Pledge Agreements, which covenants shall be governed by the terms of that Pledge Agreement), and the continuation of such failure for a period of thirty (30) days after written notice thereof by Bank to Borrower and, if applicable, an Obligated Party.

          (c) The occurrence of an event of default under any of the other Loan Documents or under any other agreement now existing or hereafter arising between Bank and Borrower and or any other Obligated Party and such default shall continue for a period of ten (10) days in respect of a monetary default and thirty (30) days in respect of a non-monetary default after written notice thereof from Bank to Borrower and failure of the Borrower to cure same within the time period provided.

          (d) Any representation contained herein or in any of the other Loan Documents made by Borrower or any Obligated Party is false or misleading in any material respect as of the date made.

          (e) If Borrower or any Obligated Party: (i) becomes insolvent, or makes a transfer in fraud of creditors, or makes an assignment for the benefit of creditors, or admits in writing its inability to pay its debts as they become due; (ii) generally is not paying its debts as such debts become due; (iii) has a receiver, trustee or custodian appointed for, or take possession of, all or substantially all of the assets of such party, either in a proceeding brought by such party or in a proceeding brought against such party and such appointment is not discharged or such possession is not terminated within sixty (60) days after the effective date thereof or such party consents to or acquiesces in such appointment or possession; (iv) files a petition for relief under the United States Bankruptcy Code or any other present or future federal or state insolvency, bankruptcy or similar laws (all of the foregoing hereinafter collectively called "Applicable Bankruptcy Law") or an involuntary petition for relief is filed against such party under any Applicable Bankruptcy Law and such involuntary petition is not dismissed within sixty (60) days after the filing thereof, or an order for relief naming such party is entered under any Applicable Bankruptcy Law, or any composition, rearrangement, extension, reorganization or other relief of debtors now or hereafter existing is requested or consented to by such party; (v) fails to have discharged within a period of thirty (30) days any attachment, sequestration or similar writ levied upon any property of such party; or (vi) fails to pay within thirty (30) days any final money judgment against such party.

          (f) Borrower shall be required to demonstrate that either Thomas R. Baker or Jim Moncrief maintain an executive level office with Joe B. Park. In the event of death, legal disability or resignation of either Thomas R. Baker or Jim Moncrief, Borrower shall give written advice of such event to the Bank and demonstrate that either Thomas R. Baker or Jim Moncrief remain in office as an executive officer of each Borrower. It is the intent of Borrower and Bank that Borrower is always possessed of qualified senior executive management and that Borrower can evidence that its management will not be disrupted by the absence of both Thomas R. Baker and/or Jim Moncrief who will work with Joe B. Park. The Bank shall determine the continuity of management of the Borrower in the Bank's sole and absolute discretion.

          g. If Borrower defaults in any covenant or obligation in the Pledge Agreement to deliver to Bank Additional Collateral for the Loan and such failure continues for a period of ten (10) days after notice thereof from Bank to Borrower.

          h. The default by or of Borrower under any one or more of the Notes now or hereafter outstanding or any of the Loan Documents related thereto shall also constitute an event of default under all of the other Notes not otherwise then in default.

     Nothing contained in this Loan Agreement shall be construed to limit the events of default enumerated in any of the other Loan Documents and all such events of default shall be cumulative. The term "Obligated Party", as used herein, shall mean any party other than Borrower who secures, guarantees, in whole or in part, and/or is otherwise obligated to pay all or any portion of the indebtedness evidenced by any one of the Notes.

10. Remedies. Upon the occurrence of any one or more of the foregoing Events of Default,

          (a) the entire unpaid balance of principal of each of the three Notes, together with all accrued but unpaid interest thereon, and all other indebtedness owing to Bank by Borrower at such time shall, at the option of Bank, become immediately due and payable without further notice, demand, presentation, notice of dishonor, notice of intent to accelerate, notice of acceleration, protest or notice of protest of any kind, all of which are expressly waived by Borrower, and (b) Bank may, at its option, make further advances under the Revolving Line of Credit Note; provided, however concurrently and automatically with the occurrence of an Event of Default under subparagraph (e) in the immediately preceding paragraph (i) further advances requested by Borrower under the Revolving Line of Credit Note shall cease, and (ii) the Revolving Line of Credit Note, the Term Note, the Acquisition Line of Credit Note and all other indebtedness owing to Bank by Borrower at such time shall, without any action by Bank, become due and payable, without further notice, demand, presentation, notice of dishonor, notice of acceleration, notice of intent to accelerate, protest or notice of protest of any kind, all of which are expressly waived by Borrower. All rights and remedies of Bank set forth in this Loan Agreement and in any of the other Loan Documents may also be exercised by Bank, at its option to be exercised in its sole discretion, upon the occurrence of an Event of Default.

11. Rights Cumulative. All rights of Bank under the terms of this Loan Agreement shall be cumulative of, and in addition to, the rights of Bank under any and all other agreements between Borrower and Bank (including, but not limited to, the other Loan Documents), and not in substitution or diminution of any rights now or hereafter held by Bank under the terms of any other agreement.

                              Pag 20

12.  Waiver and Agreement.    Neither the failure nor any delay
on the part of Bank to exercise any right, power or privilege herein or under any of the other Loan Documents shall operate as a waiver thereof, nor shall any single or partial exercise of such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege. No waiver of any provision in this Loan Agreement or in any of the other Loan Documents and no departure by Borrower therefrom shall be effective unless the same shall be in writing and signed by Bank, and then shall be effective only in the specific instance and for the purpose for which given and to the extent specified in such writing. No modification or amendment to this Loan Agreement or to any of the other Loan Documents shall be valid or effective unless the same is signed by the party against whom it is sought to be enforced.

13. Benefits. This Loan Agreement shall be binding upon and inure to the benefit of Bank, Borrower, and any Obligated Party, and their respective successors and assigns, provided, however, that Borrower and any Obligated Party may not, without the prior written consent of Bank, assign any rights, powers, duties or obligations under this Loan Agreement or any of the other Loan Documents.

14. Notices. All notices, requests, demands or other communications required or permitted to be given pursuant to this Agreement shall be in writing and given by (i) personal delivery,
(ii) expedited delivery service with proof of delivery, or (iii) United States mail, postage prepaid, registered or certified mail, return receipt requested, sent to the intended addressee at the address set forth on the signature page hereof and shall be deemed to have been received either, in the case of personal delivery, as of the time of personal delivery, in the case of expedited delivery service, as of the date of first attempted delivery at the address and in the manner provided herein, or in the case of mail, upon deposit in a depository receptacle under the care and custody of the United States Postal Service. Either party shall have the right to change its address for notice hereunder to any other location within the continental United States by notice to the other party of such new address at least thirty (30) days prior to the effective date of such new address.

15.  Construction.  This Loan Agreement and the other Loan
Documents have been executed and delivered in the State of Texas, shall be governed by and construed in accordance with the laws of the State of Texas, and shall be performable by the parties hereto in Dallas County, Texas.

16. Invalid Provisions. If any provision of this Loan Agreement or any of the other Loan Documents is held to be illegal, invalid or unenforceable under present or future laws, such provision shall be fully severable and the remaining provisions of this Loan Agreement or any of the other Loan Documents shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance.

17.  Expenses. Borrower shall pay all costs and expenses
(including, without limitation, reasonable attorneys' fees) in connection with (i) any action required in the course of administration of the indebtedness and obligations evidenced by the Loan Documents, and (ii) any action in the enforcement of Bank's rights upon the occurrence of Event of Default.

18.  Participation of the Loan.    Borrower agrees that Bank may,
at its option, sell interests in the Loans and its rights under this Loan Agreement to a financial institution or institutions and, in connection with each such sale, Bank may disclose any financial and other information available to Bank concerning Borrower to each prospective purchaser.

19.  Entire Agreement.   This Loan Agreement (together with the
other Loan Documents) contains the entire agreement among the parties regarding the subject matter hereof and supersedes all prior written and oral agreements and understandings among the parties hereto regarding same.

20.  Conflicts.     In the event any term or provision hereof is
inconsistent with or conflicts with any provision of the other
Loan Documents, the terms and provisions contained in this Loan
Agreement shall be controlling.

21. Counterparts. This Loan Agreement may be separately executed in any number of counterparts, each of which shall be an original, but all of which, taken together, shall be deemed to constitute one and the same instrument.

22. Jury Trial Waiver. Each of the Notes and each of the Loan Documents, and any amendment, modification or extension agreement thereto, shall contain provisions in a form then promulgated by the Bank waiving Borrower's and any other Obligated Party's right to a trial by jury.

23.  Origination and Commitment Fees.   There shall be no loan
origination fee for the creation of the Credit Facility. Borrower does agree to pay Bank on a monthly basis a commitment fee on the average daily unused portion of the Maximum LOC Commitment Amount, from and including August 10, 2000 to and including the Maturity Date (as defined in the LOC Note) at the rate of one quarter of one percent (.25%) per annum based on a 360 day year and the actual number of days elapsed, payable on the 30th day of each month, commencing September 10, 2000, and ending on the Maturity Date. Borrower shall also pay an advancement fee under the Acquisition Line of Credit note equal to one-half of one percent (.50%) of each amount requested by Borrower to be advanced under that facility. That advancement fee shall be payable in cash on the date of funding of each advance under the Acquisition Line of Credit Note and shall be paid by Borrower from its own resources, or to the extent available under the terms of the Acquisition Line of Credit, as a further amount to be advanced thereunder in conjunction with the then request for an advance.

24.  Use of Proceeds to Refinance Existing Obligations.
Borrower confirms that upon Closing of this Loan, all existing obligations of the Borrower to Bank under the terms of the March 6, 2000 Credit Facility shall be paid in full and that facility shall be terminated and of no further force and effect. Borrower confirms that any of its obligations under the Loan Documents executed in connection with the previous March 6, 2000 Credit Facility shall, in accordance with their express terms and provisions, continue beyond the termination date of that facility. Borrower acknowledges that certain proceeds of this Loan Agreement will retire the existing obligations of the borrower under the March 6, 2000 Credit Facility and terminate all rights of Borrower to request any advances under those facilities for any reason whatsoever. If requested by Bank, Borrower shall execute UCC-3s permitting the transfer of security interests and liens held in favor of the Bank as part of the security for the Loan.

     If the foregoing correctly sets forth our mutual agreement, please so acknowledge by signing and returning this Loan
Agreement to the undersigned.

                              BANK OF TEXAS, N.A.


                              By:  /s/ FRANK A. SEWELL, IV
                                  --------------------------------
                                    Frank A. Sewell, IV
                                    Banking Officer


READ, AGREED AND APPROVED:

PARK PHARMACY CORPORATION,              RX-PRO.COM, INC.,
a Colorado corporation                  a Texas corporation


By:  /s/ THOMAS R. BAKER              By: /s/ JIM MONCRIEF
   ---------------------------        ----------------------------
   Thomas R. Baker, President         Jim Moncrief, President

Date:   August 10, 2000            Date:    August 10, 2000
     -------------------------          --------------------------

DOUGHERTY'S PHARMACY, INC.,        TOTAL PHARMACY SUPPLY, INC.
a Texas corporation                     a Texas corporation


By:/s/THOMAS R. BAKER             By:  /s/ THOMAS R. BAKER
   ---------------------------        ------------------------
   Thomas R. Baker, President      Thomas R. Baker, President

Date:   August 10, 2000            Date:  August 10, 2000
     -------------------------          ----------------------


PARK INFUSION SERVICES, LP,             RAVENS  PHARMACY, INC.,
a Texas limited partnership             a Texas corporation

By: Park Operating GP, LLC,
    a Texas limited liability company   By: /s/ THOMAS R. BAKER
                                          -------------------------
                                         Thomas R. Baker, President

     By: /s/ THOMAS R. BAKER
        -----------------------------
     Name: Thomas R. Baker, President

    PROMISSORY NOTE
--------------------
     (Term Note)

$1,300,000.00  August 10, 2000

     FOR VALUE RECEIVED, on or before August 10, 2004 ("Maturity Date"), the undersigned and if more than one, each of them, jointly and severally (hereinafter referred to as "Borrower"), promises to pay to the order of BANK OF TEXAS, N.A. ("Bank") at its offices in Dallas County, Texas, at 5956 Sherry Lane, Suite 1100, Dallas, Texas 75225, or elsewhere as Bank may instruct in writing, the principal amount of ONE MILLION THREE HUNDRED THOUSAND AND NO/100 DOLLARS ($1,300,000.00) ("Total Principal Amount"), or such amount less than the Total Principal Amount which is outstanding from time to time if the total amount outstanding under this Promissory Note ("Note") is less than the Total Principal Amount, together with interest on such portion of the Total Principal Amount which has been advanced to Borrower from the date advanced until paid at a fluctuating rate of interest equal to the sum of "Wall Street Journal Prime Rate" as that rate is from time to time published in the Wall Street Journal plus one-half of one percent (.5%) per annum. Each change of rate based upon the publication of a change in the "Wall Street Journal Prime Rate" shall be effective on the date of change without requirement to give notice of each such change to Borrower. All interest due hereon on this Note shall be calculated on the basis of the actual days elapsed but computed as if each year consisted of 360 days, as applicable, and no interest shall be due at a rate in excess of the Maximum Rate. The term "Maximum Rate" as used herein, shall mean at the particular time in question the maximum rate of interest which, under applicable law, may then be charged on this Note. If applicable law ceases to provide for such a maximum rate of interest, the Maximum Rate shall be equal to eighteen percent (18%) per annum.

     The principal of and all accrued but unpaid interest on this Note shall be due and payable as follows:

     (a) installment payments of principal and accrued, but unpaid, interest equal to the amount required to completely amortize this Note over a four year period shall be due and payable monthly commencing on September 1, 2000, and continuing on in a like manner on the first day of each succeeding month beginning October 1, 2000 through the Maturity Date.

     (b) the remaining outstanding principal balance of this Note, together with all accrued but unpaid interest thereon, shall be due and payable on the Maturity Date.

     If any payment of principal and interest required hereunder is not paid within ten (10) days after the same became due and payable, Bank may, at its election, charge Borrower in an amount equal to 5.0% of the regularly scheduled payment or $25.00, whichever is greater, up to the maximum amount of $250.00 per late charge. Upon the occurrence of an Event of Default hereunder, including a default arising from Borrower's failure to pay upon final maturity, Bank, at its option, may also, if permitted under applicable law, do one or both of the following:
(a) increase the applicable interest rate on this Note to a rate which is the lesser of 5.00 percentage points or the Maximum Rate, and (b) add any unpaid accrued interest to the principal balance hereof and all such sums will bear interest therefrom until paid ,at the lesser of (i) the rate provided in this Note (including any increased rate), or (ii) the Maximum Rate as Bank may elect.

     This Note is secured by the pledge of all accounts receivable, inventory, accounts, machinery, furniture, fixtures, equipment and other tangible and intangible property of Borrower pursuant to five (5) certain Pledge and Security Agreements dated of even date herewith, executed for the benefit of Bank (herein, the "Park Pledge Agreement," "Dougherty Pledge Agreement," "RX Pledge Agreement," "Ravens Pledge Agreement," "Total Pledge Agreement," and "PSI Pledge Agreement").

     This Note, the Park Pledge Agreement, the Dougherty Pledge Agreement, the RX Pledge Agreement, the Ravens Pledge Agreement, the Total Pledge Agreement and the PSI Pledge Agreement and all other documents evidencing, securing, governing, guaranteeing and/or pertaining to this Note and one other promissory note of even date herewith executed by Borrower and payable to the order of Bank which are cross-collateralized and cross-defaulted with this Note, including but not limited to those documents described above, are hereinafter collectively referred to as the "Loan Documents." The holder of this Note is entitled to the benefits and security provided in the Loan Documents.

     This Note does not evidence a revolving loan. Borrower may not borrow, repay and reborrow hereunder. Unless otherwise agreed to in writing or otherwise required by applicable law, payments received by Bank hereunder will be applied first to accrued, unpaid interest, then to principal, and any remaining amount to any unpaid collection costs, late charges and other charges, provided, however, upon delinquency or other Event of Default, Bank reserves the right to apply such payments among principal, interest, late charges, collection costs and other charges at its discretion. All prepayments shall be applied to the indebtedness owing hereunder in such order and manner as Bank may from time to time determine in its sole discretion. All payments and prepayments of principal of or interest on this Note shall be made in lawful money of the United States of America in immediately available funds at the address of Bank indicated above, or such other place as the holder of this Note shall designate in writing to Borrower. If any payment of principal of or interest on this Note shall become due on a day which is not a Business Day (as hereinafter defined), such payment shall be made on the next succeeding Business Day and any such extension of time shall be included in computing interest in connection with such payment. As used herein, the term "Business Day" shall mean any day other than any day on which commercial banks in the State of Texas are authorized to be closed. The books and records of Bank shall be prima facie evidence of all outstanding principal of and accrued and unpaid interest on this Note.

     Borrower confirms that this is a business loan, and that no proceeds of this Note shall be used for personal, family or household purposes. All advances hereunder shall be used solely for business, commercial, investment or other similar purposes.

     Borrower agrees that upon the occurrence of any one or more of the following events of default ("Event of Default"):

     (a) failure of Borrower to pay any installment of principal of or interest on this Note or on any other indebtedness of Borrower to Bank when due and the continued failure to pay same and all other amounts then due hereunder after ten (10) days written notice from Bank to Borrower of the initial failure of Borrower to pay any such installment; or

     (b) failure of Borrower to pay any installment of principal or interest on any other promissory note of Borrower payable to the order of Bank when due thereby and the continued failure to pay same and all other amounts then due hereunder after ten (10) days written notice from Bank to Borrower of the initial failure of Borrower to pay any such installment; or

     (c) the occurrence of any Event of Default specified in any of the other Loan Documents; or

     (d) the bankruptcy or insolvency of, the assignment for the benefit of creditors by, or the appointment of a receiver for any of the property of, or the liquidation, termination, or dissolution of, any party liable for the payment of this Note, whether as maker, endorser, guarantor, surety or otherwise;

The holder of this Note may, at its option, without further notice or demand, (i) declare the outstanding principal balance of and accrued but unpaid interest on this Note at once due and payable, (ii) foreclose all liens securing payment hereof, (iii) pursue any and all other rights, remedies and recourses available to the holder hereof, including but not limited to any such rights, remedies or recourses under the Loan Documents, at law or in equity, or (iv) pursue any combination of the foregoing.

     The failure to exercise the option to accelerate the maturity of this Note or any other right, remedy or recourse available to the holder hereof upon the occurrence of an Event of Default hereunder shall not constitute a waiver of the right of the holder of this Note to exercise the same at that time or at any subsequent time with respect to such Event of Default or any other Event of Default. The rights, remedies and recourses of the holder hereof, as provided in this Note and in any of the other Loan Documents, shall be cumulative and concurrent and may be pursued separately, successively or together as often as occasion therefore shall arise, at the sole discretion of the holder hereof. The acceptance by the holder hereof of any payment under this Note which is less than the payment in full of all amounts due and payable at the time of such payment shall not (i) constitute a waiver of or impair, reduce, release or extinguish any right, remedy or recourse of the holder hereof, or nullify any prior exercise of any such right, remedy or recourse, or (ii) impair, reduce, release or extinguish the obligations of any party liable under any of the Loan Documents as originally provided herein or therein.

     This Note and all of the other Loan Documents are intended to be performed in accordance with, and only to the extent permitted by, all applicable usury laws. If any provision hereof or of any of the other Loan Documents or the application thereof to any person or circumstance shall, for any reason and to any extent, be invalid or unenforceable, neither the application of such provision to any other person or circumstance nor the remainder of the instrument in which such provision is contained shall be affected thereby and shall be enforced to the greatest extent permitted by law. It is expressly stipulated and agreed to be the intent of the holder hereof to at all times comply with the usury and other applicable laws now or hereafter governing the interest payable on the indebtedness evidenced by this Note. If the applicable law is ever revised, repealed or judicially interpreted so as to render usurious any amount called for under this Note or under any of the other Loan Documents, or contracted for, charged, taken, reserved or received with respect to the indebtedness evidenced by this Note, or if Bank's exercise of the option to accelerate the maturity of this Note, or if any prepayment by Borrower results in Borrower having paid any interest in excess of that permitted by law, then it is the express intent of Borrower and Bank that all excess amounts theretofore collected by Bank be credited on the principal balance of this Note (or, if this Note and all other indebtedness arising under or pursuant to the other Loan Documents have been paid in full, refunded to Borrower), and the provisions of this Note and the other Loan Documents immediately be deemed reformed and the amounts thereafter collectable hereunder and thereunder reduced, without the necessity of the execution of any new document, so as to comply with the then applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder or thereunder. All sums paid, or agreed to be paid, by Borrower for the use, forbearance, detention, taking, charging, receiving or reserving of the indebtedness of Borrower to Bank under this Note or arising under or pursuant to the other Loan Documents shall, to the maximum extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such indebtedness until payment in full so that the rate or amount of interest on account of such indebtedness does not exceed the usury ceiling from time to time in effect and applicable to such indebtedness for so long as such indebtedness is outstanding. To the extent federal law permits Bank to contract for, charge or receive a greater amount of interest, Bank will rely on federal law instead of 306.101 of the Texas Finance Code, as amended, or 303.009 of the Texas Finance Code, as amended, relevant for the purpose of determining the Maximum Rate. Additionally, to the maximum extent permitted by applicable law now or hereafter in effect, Bank may, at its option and from time to time, implement any other method of computing the Maximum Rate under 306.101, or if required, sec.
303.009 of the Texas Finance Code, as amended, or under other applicable law by giving notice, if required, to Borrower as provided by applicable law now or hereafter in effect. Notwithstanding anything to the contrary contained herein or in any of the other Loan Documents, it is not the intention of Bank to accelerate the maturity of any interest that has not accrued at the time of such acceleration or to collect unearned interest at the time of such acceleration.

     In no event shall Chapter 346 of the Texas Finance Code (which regulates certain revolving loan accounts and revolving tri-party accounts) apply to this Note. To the extent that Chapter 303 of the Texas Finance Code, as amended, is applicable to this Note, the "indicated rate ceiling" specified in such article is the applicable ceiling; or if 306.107 of the Texas Finance Code is not applicable, then that provision of the Texas Finance Code which most nearly affords Bank the benefits of either of those two sections of the Texas Finance Code, as amended, shall apply to this Note; provided that, if any applicable law permits greater interest rate or ceiling, then the law permitting the greatest interest rate or ceiling shall apply.

     If this Note is placed in the hands of an attorney for collection, or is collected in whole or in part by suit or through probate, bankruptcy or other legal proceedings of any kind, Borrower agrees to pay, in addition to all other sums payable hereunder, all costs and expenses of collection, including but not limited to reasonable attorneys' fees.
     Borrower and any and all endorsers and guarantors of this Note severally waive presentment for payment, notice of nonpayment, protest, demand, notice of protest, notice of intent to accelerate, notice of acceleration and dishonor, diligence in enforcement and indulgences of every kind and without further notice hereby agree to renewals, extensions, exchanges or releases of collateral, taking of additional collateral, indulgences or partial payments, either before or after maturity.

     THIS NOTE HAS BEEN EXECUTED UNDER, AND SHALL BE CONSTRUED
AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS,
EXCEPT AS SUCH LAWS ARE PREEMPTED BY APPLICABLE FEDERAL LAWS.

     BORROWER AND BANK (BY ITS ACCEPTANCE HEREOF) HEREBY
VOLUNTARILY, KNOWINGLY, IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY
RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE
(WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) BETWEEN OR AMONG
BORROWER AND BANK ARISING OUT OF OR IN ANY WAY RELATED TO THIS
NOTE, ANY OTHER LOAN DOCUMENT, OR ANY RELATIONSHIP BETWEEN



              [BALANCE OF PAGE INTENTIONALLY LEFT BLANK]

BANK AND BORROWER. THIS PROVISION IS A MATERIAL INDUCEMENT TO
BANK TO PROVIDE THE FINANCING EVIDENCED HEREIN OR IN THE OTHER
LOAN DOCUMENTS.

BORROWER:

PARK PHARMACY CORPORATION,         DOUGHERTY'S PHARMACY, INC,
a Colorado corporation             a Texas corporation
By:  /s/ THOMAS R. BAKER         By:  /s/ THOMAS R. BAKER
   -------------------------       -----------------------------
 Thomas R. Baker, President        Thomas R. Baker, President


RX-PRO.COM, INC.,                  TOTAL PHARMACY SUPPLY, INC.,
a Texas corporation                     a Texas corporation
                             Page 6

By:  /s/ JIM MONCRIEF              By: /s/ THOMAS R. BAKER
   --------------------------         ---------------------------
   Jim Moncrief, President              Thomas R. Baker, President



PARK INFUSION SERVICES, LP,          RAVENS PHARMACY, INC.,
 a Texas limited partnership             a Texas corporation

     By: Park Operating GP, LLC,
       a Texas limited liability company  By: /s/ THOMAS R. BAKER
                                             ------------------------
                                            Thomas R. Baker, President

          By: /s/ THOMAS R BAKER
             ----------------------------
          Name: Thomas R. Baker, President

      PROMISSORY NOTE
  ---------------------
     (Revolving Line of Credit Note)

$1,500,000.00  August 10, 2000

     FOR VALUE RECEIVED, on or before August 10, 2001 ("Maturity Date"), the undersigned and if more than one, each of them, jointly and severally (hereinafter referred to as "Borrower"), promises to pay to the order of BANK OF TEXAS, N.A. ("Bank") at its offices in Dallas County, Texas, at 5956 Sherry Lane, Suite 1100, Dallas, Texas 75225, or elsewhere as Bank may instruct in writing, the principal amount of ONE MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($1,500,000.00) ("Total Principal Amount"), or such amount less than the Total Principal Amount which is outstanding from time to time if the total amount outstanding under this Promissory Note ("Note") is less than the Total Principal Amount, together with interest on such portion of the Total Principal Amount which has been advanced to Borrower from the date advanced until paid at a fluctuating rate of interest equal to the sum of "Wall Street Journal Prime Rate" as that rate is from time to time published in the Wall Street Journal plus one-half of one percent (.5%) per annum. Each change of rate based upon the publication of a change in the "Wall Street Journal Prime Rate"shall be effective on the date of change without requirement to give notice of each such change to Borrower. All interest due hereon on this Note shall be calculated on the basis of the actual days elapsed but computed as if each year consisted of 360 days, as applicable, and no interest shall be due at a rate in excess of the Maximum Rate. The term "Maximum Rate" as used herein, shall mean at the particular time in question the maximum rate of interest which, under applicable law, may then be charged on this Note. If applicable law ceases to provide for such a maximum rate of interest, the Maximum Rate shall be equal to eighteen percent (18%) per annum.

     The principal of and all accrued but unpaid interest on this Note shall be due and payable as follows:

     (a) installment payments of accrued but unpaid interest shall be due and payable monthly commencing on September 1, 2000, and continuing on in a like manner on the first day of each succeeding month beginning October 1, 2000 through the Maturity Date.

     (b) the outstanding principal balance of this Note, together with all accrued but unpaid interest thereon, shall be due and payable on the Maturity Date.

     If any payment of principal and interest required hereunder is not paid within ten (10) days after the same became due and payable, Bank may, at its election, charge Borrower in an amount equal to 5.0% of the regularly scheduled payment or $25.00, whichever is greater, up to the maximum amount of $250.00 per late charge. Upon the occurrence of an Event of Default hereunder, including a default arising from Borrower's failure to pay upon final maturity, Bank, at its option, may also, if permitted under applicable law, do one or both of the following: (a) increase the applicable interest rate on this Note to a rate which is the lesser of 5.00 percentage points or to the Maximum Rate, and (b) add any unpaid accrued interest to the principal balance hereof and such all sums will bear interest therefrom until paid, at the lesser of
(i) the rate provided in this Note (including any increased rate), or (ii) the Maximum Rate as Bank may elect.

     This Note is secured by the pledge of all accounts receivable, inventory, accounts, machinery, furniture, fixtures, equipment and other tangible and intangible property of Borrower pursuant to five (5) certain Pledge and Security Agreements dated of even date herewith for the benefit of Bank (herein, the "Park Pledge Agreement," "Dougherty Pledge Agreement," "RX Pledge Agreement,""Ravens Pledge Agreement," "Total Pledge Agreement," and "PSI Pledge Agreement").

     This Note, the Park Pledge Agreement, the Dougherty Pledge Agreement, the RX Pledge Agreement, the Ravens Pledge Agreement, the Total Pledge Agreement and the PSI Pledge Agreement and all other documents evidencing, securing, governing, guaranteeing and/or pertaining to this Note and one other certain promissory note of even date herewith, all executed by Borrower and payable to the order of Bank, are cross-collateralized and cross-defaulted with this Note, including but not limited to those documents described above, are hereinafter collectively referred to as the "Loan Documents." The holder of this Note is entitled to the benefits and security provided in the Loan Documents.

     This Note is a revolving loan. Provided Borrower is not otherwise in default hereunder or under the terms of any other Loan Document, Borrower may request advances and make payments hereunder from time to time, provided that it is understood and agreed that the aggregate principal amount outstanding from time to time hereunder shall not exceed the lesser of the Total Principal Amount or the Allocable Borrowing Base Amount. The unpaid balance of this Note shall increase and decrease with each new advance or payment, as the case may be. Borrower may borrow, repay and, subject to the borrowing base formula reborrow hereunder. All regularly scheduled payments on this Note and by any of the other Loan Documents shall be applied first to any accrued but unpaid interest then due and payable hereunder or thereunder and then to the principal amount then outstanding.
All non-regularly scheduled payments shall be applied to such indebtedness in such order and manner as the holder of this Note may from time to time determine in its sole discretion exercisable upon each such occasion. Unless otherwise agreed to in writing, or otherwise required by applicable law, payments received by Bank hereunder will be applied as so provided and any remaining amount to any unpaid collection costs, late charges and other charges; provided, however, upon delinquency or other Event of Default, Bank reserves the right to apply such payments among principal, interest, late charges, collection costs and other charges at its discretion. All payments and prepayments of principal of or interest on this Note shall be made in lawful money of the United States of America in immediately available funds, at the address of Bank indicated above, or such other place as the holder of this Note shall designate in writing to Borrower. If any payment of principal of or interest on this Note shall become due on a day which is not a Business Day (as hereinafter defined), such payment shall be made on the next succeeding Business Day and any such extension of time shall be included in computing interest in connection with such payment. As used herein, the term "Business Day" shall mean any day other than any day on which commercial banks in the State of Texas are authorized to be closed. The books and records of Bank shall be prima facie evidence of all outstanding principal of and accrued and unpaid interest on this Note.

     In consideration for the creation and maintenance of this Note, Borrower also agrees to pay monthly to the Bank an "Unused Facility Commitment Fee" equal to one quarter of one per cent (.25%) applied to the difference between the then outstanding principal balance of the Note and the Total Principal Amount. Borrower acknowledges that Bank has and will incur costs to make this facility available to Borrower up to the Total Commitment Amount, and that this fee is a reasonable charge to be paid by Borrower for the continued availability of the facility for the term of this Note.

     Borrower further confirms that this is a business purpose loan, and that no proceeds of this Note shall be used for personal, family or household purposes. All advances hereunder shall be used solely for business, commercial, investment or other similar or related purposes.

     Borrower agrees that upon the occurrence of any one or more of the following events of default ("Event of Default"):

     (a) failure of Borrower to pay any installment of principal or interest on this Note or on any other indebtedness of Borrower to Bank under the Loan Documents when due and the continued failure to pay same and all other amounts then due hereunder after ten (10) days written notice from Bank to Borrower of the initial failure to pay any such installment; or

     (b) failure of Borrower to pay any installment of principal or interest on any other promissory note of Borrower payable to the order of Bank when due and the continued failure to pay same and all other amounts then due hereunder after ten (10) days written notice from Bank to Borrower of the initial failure to pay any such installment; or

     (c) the occurrence of any event of default specified in any of the other Loan Documents; or

     (d) the bankruptcy or insolvency of, the assignment for the benefit of creditors by, or the appointment of a receiver for any of the property of, or the liquidation, termination, dissolution or death or legal incapacity of, any party liable for the payment of this Note, whether as maker, endorser, guarantor, surety or otherwise;

     The holder of this Note may, at its option, without further notice or demand, (i) declare the outstanding principal balance of and accrued but unpaid interest on this Note at once due and payable, (ii) foreclose all liens securing payment hereof, (iii) pursue any and all other rights, remedies and recourses available to the holder hereof, including but not limited to any such rights, remedies or recourses under the Loan Documents, at law or in equity, or (iv) pursue any combination of the foregoing.

     The failure to exercise the option to accelerate the maturity of this Note or any other right, remedy or recourse available to the holder hereof upon the occurrence of an Event of Default hereunder shall not constitute a waiver of the right of the holder of this Note to exercise the same at that time or at any subsequent time with respect to such Event of Default or any other Event of Default. The rights, remedies and recourses of the holder hereof, as provided in this Note and in any of the other Loan Documents, shall be cumulative and concurrent and may be pursued separately, successively or together as often as occasion therefore shall arise, at the sole discretion of the holder hereof. The acceptance by the holder hereof of any payment under this Note which is less than the payment in full of all amounts due and payable at the time of such payment shall not
(i) constitute a waiver of or impair, reduce, release or extinguish any right, remedy or recourse of the holder hereof, or nullify any prior exercise of any such right, remedy or recourse, or (ii) impair, reduce, release or extinguish the obligations of any party liable under any of the Loan Documents as originally provided herein or therein.

     This Note and all of the other Loan Documents are intended to be performed in accordance with, and only to the extent permitted by, all applicable usury laws. If any provision hereof or of any of the other Loan Documents or the application thereof to any person or circumstance shall, for any reason and to any extent, be invalid or unenforceable, neither the application of such provision to any other person or circumstance nor the remainder of the instrument in which such provision is contained shall be affected thereby and shall be enforced to the greatest extent permitted by law. It is expressly stipulated and agreed to be the intent of the holder hereof to at all times comply with the usury and other applicable laws now or hereafter governing the interest payable on the indebtedness evidenced by this Note. If the applicable law is ever revised, repealed or judicially interpreted so as to render usurious any amount called for under this Note or under any of the other Loan Documents, or contracted for, charged, taken, reserved or received with respect to the indebtedness evidenced by this Note, or if Bank's exercise of the option to accelerate the maturity of this Note, or if any prepayment by Borrower results in Borrower having paid any interest in excess of that permitted by law, then it is the express intent of Borrower and Bank that all excess amounts theretofore collected by Bank be credited on the principal balance of this Note (or, if this Note and all other indebtedness arising under or pursuant to the other Loan Documents have been paid in full, refunded to Borrower), and the provisions of this Note and the other Loan Documents immediately be deemed reformed and the amounts thereafter collectable hereunder and thereunder reduced, without the necessity of the execution of any new document, so as to comply with the then applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder or thereunder. All sums paid, or agreed to be paid, by Borrower for the use, forbearance, detention, taking, charging, receiving or reserving of the indebtedness of Borrower to Bank under this Note or arising under or pursuant to the other Loan Documents shall, to the maximum extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such indebtedness until payment in full so that the rate or amount of interest on account of such indebtedness does not exceed the usury ceiling from time to time in effect and applicable to such indebtedness for so long as such indebtedness is outstanding. To the extent federal law permits Bank to contract for, charge or receive a greater amount of interest, Bank will rely on federal law instead of 306.101 of the Texas Finance Code, as amended, or
303.009 of the Texas Finance Code, as amended, relevant for the purpose of determining the Maximum Rate. Additionally, to the maximum extent permitted by applicable law now or hereafter in effect, Bank may, at its option and from time to time, implement any other method of computing the Maximum Rate under 306.101, or if required, 303.009 of the Texas Finance Code, as amended, or under other applicable law by giving notice, if required, to Borrower as provided by applicable law now or hereafter in effect. Notwithstanding anything to the contrary contained herein or in any of the other Loan Documents, it is not the intention of Bank to accelerate the maturity of any interest that has not accrued at the time of such acceleration or to collect unearned interest at the time of such acceleration.

     In no event shall Chapter 346 of the Texas Finance Code (which regulates certain revolving loan accounts and revolving tri-party accounts) apply to this Note. To the extent that Chapter 303 of the Texas Finance Code, as amended, is applicable to this Note, the "indicated rate ceiling" specified in such article is the applicable ceiling; or if 306.107 of the Texas Finance Code is not applicable, or if Chapter 303.009 of the Texas Finance Code if not applicable, then that provision of the Texas Finance Code which most nearly affords Bank the benefits of either of those two sections of the Texas Finance Code, as amended, shall apply to this Note; provided that, if any applicable law permits greater interest rate or ceiling, then the law permitting the greatest interest rate or ceiling shall apply.

     If this Note is placed in the hands of an attorney for collection, or is collected in whole or in part by suit or through probate, bankruptcy or other legal proceedings of any kind, Borrower agrees to pay, in addition to all other sums payable hereunder, all costs and expenses of collection, including but not limited to reasonable attorneys' fees.

     Borrower and any and all endorsers and guarantors of this Note severally waive presentment for payment, notice of nonpayment, protest, demand, notice of protest, notice of intent to accelerate, notice of acceleration and dishonor, diligence in enforcement and indulgences of every kind and without further notice hereby agree to renewals, extensions, exchanges or releases of collateral, taking of additional collateral, indulgences or partial payments, either before or after maturity.

     THIS NOTE HAS BEEN EXECUTED UNDER, AND SHALL BE CONSTRUED
AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS,
EXCEPT AS SUCH LAWS ARE PREEMPTED BY APPLICABLE FEDERAL LAWS.

     BORROWER AND BANK (BY ITS ACCEPTANCE HEREOF) HEREBY VOLUNTARILY, KNOWINGLY, IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) BETWEEN OR AMONG BORROWER AND BANK ARISING OUT OF OR IN ANY WAY RELATED TO THIS NOTE, ANY OTHER LOAN DOCUMENT, OR ANY RELATIONSHIP BETWEEN BANK AND BORROWER. THIS PROVISION IS A MATERIAL INDUCEMENT TO BANK TO PROVIDE THE FINANCING EVIDENCED HEREIN OR IN THE OTHER LOAN DOCUMENTS.

           [Balance of page intentionally left blank]

BORROWER:
---------


PARK PHARMACY CORPORATION,         DOUGHERTY'S PHARMACY, INC,
a Colorado corporation                  a Texas corporation

By: /s/ Thomas R. Baker            By: /s/ Thomas R. Baker
   -----------------------            --------------------------
  Thomas R. Baker, President          Thomas R. Baker, President


RX-PRO.COM, INC.,                  TOTAL PHARMACY SUPPLY, INC.,
a Texas corporation                     a Texas corporation


By: /s/ Jim Moncrief               By:  /s/ Thomas R. Baker
    -------------------------         --------------------------
     Jim Moncrief, President         Thomas R. Baker, President

PARK INFUSION SERVICES, LP,        RAVENS PHARMACY, INC.,
a Texas limited partnership             a Texas corporation

     By: Park Operating GP, LLC,
       a Texas limited liability company   By: /s/ Thomas R. Baker
                                              -----------------------
                                            Thomas R. Baker, President

          By:  /s/ Thomas R. Baker
             -----------------------------
          Name: Thomas R. Baker, President

      PROMISSORY NOTE
   ---------------------
       (Acquisition Line of Credit Note)

$5,000,000.00  August 10, 2000

     FOR VALUE RECEIVED, on or before August 10, 2001 ("Maturity Date"), the undersigned and if more than one, each of them, jointly and severally (hereinafter referred to as "Borrower"), promises to pay to the order of BANK OF TEXAS, N.A. ("Bank") at its offices in Dallas County, Texas, at 5956 Sherry Lane, Suite 1100, Dallas, Texas 75225, or elsewhere as Bank may instruct in writing, the principal amount of FIVE MILLION AND NO/100 DOLLARS ($5,000,000.00) ("Total Principal Amount"), or such amount less than the Total Principal Amount which is outstanding from time to time if the total amount outstanding under this Promissory Note ("Note") is less than the Total Principal Amount, together with interest on such portion of the Total Principal Amount which has been advanced to Borrower from the date advanced until paid at a fluctuating rate of interest equal to the sum of "Wall Street Journal Prime Rate" as that rate is from time to time published in the Wall Street Journal plus one-half of one percent (.5%) per annum. Each change of rate based upon the publication of a change in the "Wall Street Journal Prime Rate"shall be effective on the date of change without requirement to give notice of each such change to Borrower. All interest due hereon on this Note shall be calculated on the basis of the actual days elapsed but computed as if each year consisted of 360 days, as applicable, and no interest shall be due at a rate in excess of the Maximum Rate. The term "Maximum Rate" as used herein, shall mean at the particular time in question the maximum rate of interest which, under applicable law, may then be charged on this Note. If applicable law ceases to provide for such a maximum rate of interest, the Maximum Rate shall be equal to eighteen percent (18%) per annum.

     The principal of and all accrued but unpaid interest on this Note shall be due and payable as follows:

     (a) installment payments of accrued, but unpaid, interest shall be due and payable monthly commencing on September 1, 2000, and continuing on in a like manner on the first day of each succeeding month beginning October 1, 2000 through the Maturity Date.

     (b) the outstanding principal balance of this Note, together with all accrued but unpaid interest thereon, shall be due and payable on the Maturity Date.

     If any payment of principal and interest required hereunder is not paid within ten (10) daysafter the same became due and payable, Bank may, at its election, charge Borrower in an amount equal to 5.0% of the regularly scheduled payment or $25.00, whichever is greater, up to the maximum amount of $250.00 per late charge. Upon the occurrence of an Event of Default hereunder, including a default arising from Borrower's failure to pay upon final maturity, Bank, at its option, may also, if permitted under applicable law, do one or both of the following: (a) increase the applicable interest rate on this Note to a rate which is the lesser of 5.00 percentage points or to the Maximum Rate, and (b) add any unpaid accrued interest to the principal balance hereof and such all sums will bear interest therefrom until paid, at the lesser of
(i) the rate provided in this Note (including any increased rate), or (ii) the Maximum Rate as Bank may elect.

     This Note is secured by the pledge of all accounts receivable, inventory, accounts, machinery, furniture, fixtures, equipment and other tangible and intangible property of Borrower pursuant to five (5) certain Pledge and Security Agreements dated of even date herewith for the benefit of Bank (herein, the "Park Pledge Agreement," "Dougherty Pledge Agreement," "RX Pledge Agreement,""Ravens Pledge Agreement," "Total Pledge Agreement," and "PSI Pledge Agreement").

     This Note, the Park Pledge Agreement, the Dougherty Pledge Agreement, the RX Pledge Agreement, the Ravens Pledge Agreement, the Total Pledge Agreement and the PSI Pledge Agreement and all other documents evidencing, securing, governing, guaranteeing and/or pertaining to this Note and one other certain promissory note of even date herewith, all executed by Borrower and payable to the order of Bank, are cross-collateralized and cross-defaulted with this Note, including but not limited to those documents described above, are hereinafter collectively referred to as the "Loan Documents." The holder of this Note is entitled to the benefits and security provided in the Loan Documents.

     This Note is a revolving loan. Provided Borrower is not otherwise in default hereunder or under the terms of any other Loan Document, Borrower may request advances and make payments hereunder from time to time, provided that it is understood and agreed that the Acquisition Borrowing Base Amount outstanding from time to time hereunder shall not exceed the lesser of the Total Principal Amount or the Allocable Borrowing Base Amount. The unpaid balance of this Note shall increase and decrease with each new advance or payment, as the case may be. Borrower may borrow, repay and, subject to the borrowing base formula reborrow hereunder. All regularly scheduled payments on this Note and by any of the other Loan Documents shall be applied first to any accrued but unpaid interest then due and payable hereunder or thereunder and then to the principal amount then outstanding.
All non-regularly scheduled payments shall be applied to such indebtedness in such order and manner as the holder of this Note may from time to time determine in its sole discretion exercisable upon each such occasion. Unless otherwise agreed to in writing or otherwise required by applicable law, payments received by Bank hereunder will be applied as so provided and any remaining amount to any unpaid collection costs, late charges and other charges; provided, however, upon delinquency or other Event of Default, Bank reserves the right to apply such payments among principal, interest, late charges, collection costs and other charges at its discretion. All payments and prepayments of principal of or interest on this Note shall be made in lawful money of the

United States of America in immediately available funds, at the address of Bank indicated above, or such other place as the holder of this Note shall designate in writing to Borrower. If any payment of principal of or interest on this Note shall become due on a day which is not a Business Day (as hereinafter defined), such payment shall be made on the next succeeding Business Day and any such extension of time shall be included in computing interest in connection with such payment. As used herein, the term "Business Day" shall mean any day other than any day on which commercial banks in the State of Texas are authorized to be closed. The books and records of Bank shall be prima facie evidence of all outstanding principal of and accrued and unpaid interest on this Note.

     In consideration for the creation and maintenance of this Note, Borrower also agrees to pay at the same time of each advancement made on this Loan an additional amount equal to one-half of one per cent (.5%) of the amount of monies advanced under this Note for the acquisition of the assets or an entity (hereinafter referred to as the "Acquisition Advancement Fee"). The Acquisition Advancement Fee shall be payable on the date of each advancement to be made under this Note, and to the extent of available limit hereunder, Borrower may request that the amount of the advance include an additional amount equal to the Acquisition Advancement Fee payable thereby. To the extent Borrower has no availability to pay part or all of the Acquisition Advancement Fee payable, Borrower shall pay that amount from its other monies as a condition to the advancement of monies at that time.

     Borrower shall be obliged within one hundred and eighty
(180) days of the closing date of each acquisition financed under this Note to refinance the total acquisition amount (including all relevant fees and expenses in the acquisition and in the refinancing), with the proceeds of a separate four (4) year fully amortizing term loan bearing interest at the non-default of interest provided for in this Note.

     Borrower further confirms that this is a business purpose loan, and that no proceeds of this Note shall be used for personal, family or household purposes. All advances hereunder shall be used solely for business, commercial, investment or other similar or related purposes.

     Borrower agrees that upon the occurrence of any one or more of the following events of default ("Event of Default"):

     (a) failure of Borrower to pay any installment of principal or interest on this Note or on any other indebtedness of Borrower to Bank under the Loan Documents when due and the continued failure of Borrower to pay same and all other amounts then due hereunder after ten (10) days written notice from Bank to Borrower of the initial failure to pay any such installment; or

     (b) failure of Borrower to pay any installment of principal or interest on any other promissory note of Borrower payable to the order of Bank when due and then continued failure of Borrower to pay same and all other amounts then due hereunder after ten
(10) days written notice from Bank to Borrower of the initial failure to pay any such installment; or

     (c) the occurrence of any event of default specified in any of the other Loan Documents; or

     (d) the bankruptcy or insolvency of, the assignment for the benefit of creditors by, or the appointment of a receiver for any of the property of, or the liquidation, termination, dissolution or death or legal incapacity of, any party liable for the payment of this Note, whether as maker, endorser, guarantor, surety or otherwise;
     The holder of this Note may, at its option, without further notice or demand, (i) declare the outstanding principal balance of and accrued but unpaid interest on this Note at once due and payable, (ii) foreclose all liens securing payment hereof, (iii) pursue any and all other rights, remedies and recourses available to the holder hereof, including but not limited to any such rights, remedies or recourses under the Loan Documents, at law or in equity, or (iv) pursue any combination of the foregoing.

     The failure to exercise the option to accelerate the maturity of this Note or any other right, remedy or recourse available to the holder hereof upon the occurrence of an Event of Default hereunder shall not constitute a waiver of the right of the holder of this Note to exercise the same at that time or at any subsequent time with respect to such Event of Default or any other Event of Default. The rights, remedies and recourses of the holder hereof, as provided in this Note and in any of the other Loan Documents, shall be cumulative and concurrent and may be pursued separately, successively or together as often as occasion therefore shall arise, at the sole discretion of the holder hereof. The acceptance by the holder hereof of any payment under this Note which is less than the payment in full of all amounts due and payable at the time of such payment shall not
(i) constitute a waiver of or impair, reduce, release or extinguish any right, remedy or recourse of the holder hereof, or nullify any prior exercise of any such right, remedy or recourse, or (ii) impair, reduce, release or extinguish the obligations of any party liable under any of the Loan Documents as originally provided herein or therein.

     This Note and all of the other Loan Documents are intended to be performed in accordance with, and only to the extent permitted by, all applicable usury laws. If any provision hereof or of any of the other Loan Documents or the application thereof to any person or circumstance shall, for any reason and to any extent, be invalid or unenforceable, neither the application of such provision to any other person or circumstance nor the remainder of the instrument in which such provision is contained shall be affected thereby and shall be enforced to the greatest extent permitted by law. It is expressly stipulated and agreed to be the intent of the holder hereof to at all times comply with the usury and other applicable laws now or hereafter governing the interest payable on the indebtedness evidenced by this Note. If the applicable law is ever revised, repealed or judicially interpreted so as to render usurious any amount called for under this Note or under any of the other Loan Documents, or contracted for, charged, taken, reserved or received with respect to the indebtedness evidenced by this Note, or if Bank's exercise of the option to accelerate the maturity of this Note, or if any prepayment by Borrower results in Borrower having paid any interest in excess of that permitted by law, then it is the express intent of Borrower and Bank that all excess amounts theretofore collected by Bank be credited on the principal balance of this Note (or, if this Note and all other indebtedness arising under or pursuant to the other Loan Documents have been paid in full, refunded to Borrower), and the provisions of this Note and the other Loan Documents immediately be deemed reformed and the amounts thereafter collectable hereunder and thereunder reduced, without the necessity of the execution of any new document, so as to comply with the then applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder or thereunder. All sums paid, or agreed to be paid, by Borrower for the use, forbearance, detention, taking, charging, receiving or reserving of the indebtedness of Borrower to Bank under this Note or arising under or pursuant to the other Loan Documents shall, to the maximum extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such indebtedness until payment in full so that the rate or amount of interest on account of such indebtedness does not exceed the usury ceiling from time to time in effect and applicable to such indebtedness for so long as such indebtedness is outstanding. To the extent federal law permits Bank to contract for, charge or receive a greater amount of interest, Bank will rely on federal law instead of 306.101 of the Texas Finance Code, as amended, or 303.009 of the Texas Finance Code, as amended, relevant for the purpose of determining the Maximum Rate. Additionally, to the maximum extent permitted by applicable law now or hereafter in effect, Bank may, at its option and from time to time, implement any other method of computing the Maximum Rate under 306.101, or if required,
303.009 of the Texas Finance Code, as amended, or under other applicable law by giving notice, if required, to Borrower as provided by applicable law now or hereafter in effect. Notwithstanding anything to the contrary contained herein or in any of the other Loan Documents, it is not the intention of Bank to accelerate the maturity of any interest that has not accrued at the time of such acceleration or to collect unearned interest at the time of such acceleration.

     In no event shall Chapter 346 of the Texas Finance Code (which regulates certain revolving loan accounts and revolving tri-party accounts) apply to this Note. To the extent that Chapter 303 of the Texas Finance Code, as amended, is applicable to this Note, the "indicated rate ceiling" specified in such article is the applicable ceiling; or if 306.107 of the Texas Finance Code is not applicable, or if Chapter 303.009 of the Texas Finance Code is not applicable, then that provision of the Texas Finance Code which most nearly affords Bank the benefits of either of those two sections of the Texas Finance Code, as amended, shall apply to this Note; provided that, if any applicable law permits greater interest rate or ceiling, then the law permitting the greatest interest rate or ceiling shall apply.

     If this Note is placed in the hands of an attorney for collection, or is collected in whole or in part by suit or through probate, bankruptcy or other legal proceedings of any kind, Borrower agrees to pay, in addition to all other sums payable hereunder, all costs and expenses of collection, including but not limited to reasonable attorneys' fees.

     Borrower and any and all endorsers and guarantors of this Note severally waive presentment for payment, notice of nonpayment, protest, demand, notice of protest, notice of intent to accelerate, notice of acceleration and dishonor, diligence in enforcement and indulgences of every kind and without further notice hereby agree to renewals, extensions, exchanges or releases of collateral, taking of additional collateral, indulgences or partial payments, either before or after maturity.

     THIS NOTE HAS BEEN EXECUTED UNDER, AND SHALL BE CONSTRUED
AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS,
EXCEPT AS SUCH LAWS ARE PREEMPTED BY APPLICABLE FEDERAL LAWS.

     BORROWER AND BANK (BY ITS ACCEPTANCE HEREOF) HEREBY VOLUNTARILY, KNOWINGLY, IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) BETWEEN OR AMONG BORROWER AND BANK ARISING OUT OF OR IN ANY WAY RELATED TO THIS NOTE, ANY OTHER LOAN DOCUMENT, OR ANY RELATIONSHIP BETWEEN BANK AND BORROWER. THIS PROVISION IS A MATERIAL INDUCEMENT TO BANK TO PROVIDE THE FINANCING EVIDENCED HEREIN OR IN THE OTHER LOAN DOCUMENTS.

BORROWER:
---------


PARK PHARMACY CORPORATION,         DOUGHERTY'S PHARMACY, INC,
a Colorado corporation                  a Texas corporation

By: /s/ Thomas R. Baker            By: /s/ Thomas R. Baker
   ------------------------           --------------------------
   Thomas R. Baker, President       Thomas R. Baker, President


RX-PRO.COM, INC.,                  TOTAL PHARMACY SUPPLY, INC.
a Texas corporation                     a Texas corporation


By: /s/ Jim Moncrief               By:/s/ Thomas R. Baker
   --------------------------         ---------------------------
  Jim Moncrief, President             Thomas R. Baker, President



PARK INFUSION SERVICES, LP,        RAVENS PHARMACY, INC.,
a Texas limited partnership             a Texas corporation

     By: Park Operating GP, LLC,
          a Texas limited liability company  By: /s/ Thomas R. Baker
                                             -----------------------
                                        Thomas R. Baker, President

          By: /s/ Thomas R. Baker
             -----------------------------
          Name: Thomas R. Baker, President

              PLEDGE AND SECURITY AGREEMENT
              -----------------------------
     PARK PHARMACY CORPORATION
               (FACILITY)


     THIS PLEDGE AND SECURITY AGREEMENT (this "Agreement") is made as of the 10th day of August, 2000, by Park Pharmacy
Corporation (hereinafter called "Debtor"), in favor of BANK OF
TEXAS, N.A. ("Bank"). Debtor hereby agrees with Bank as follows:

     1.   Definitions.   As used in this Agreement, the following
terms shall have the meanings indicated below:

          (a) The term "Borrower" shall mean Debtor, RX-Pro.Com, Inc. ("RX"), a Texas corporation, Dougherty's Pharmacy, Inc. ("Dougherty"), a Texas corporation, Ravens Pharmacy, Inc. ("Ravens"), a Texas corporation, Total Pharmacy Supply, Inc. ("Total"), a Texas corporation, Park Infusion Services, LP ("PIS"), a Texas limited partnership, who are jointly and severally indebted to Bank..

          (b)  The term "Code" shall mean the Uniform Commercial
     Code as in effect in the State of Texas on the date of this Agreement or as it may hereafter be amended from time to time.

          (c) The term "Collateral" shall mean all common, preferred or other stock certificates, warrants, options, subscription agreements and any other right to acquire, purchase or to have issued any stock in Dougherty's Pharmacy, Inc., a Texas corporation, and RX-Pro.Com, Inc., a Texas corporation, Ravens Pharmacy, Inc., a Texas corporation, Total Pharmacy Supply, Inc., a Texas corporation, Park LP Holdings, Inc., a Nevada corporation, the membership or ownership interest of Debtor in Park Operating GP, LLC, a Texas limited liability company, or any other subsidiary of Debtor hereafter acquired or existing, including without limitation all certificates, instruments, documents evidencing any part of the Collateral together with all rights to dividends (in cash or in kind), proceeds, distributions and/or additional stock rights granted by each issuing corporation or standing in the name of Debtor in respect of the Collateral, together with all machinery, equipment, furniture, fixtures, equipment, accounts receivable, inventory, accounts, instruments, documents, chattel paper and any other tangible or intangible personal property of any kind or nature now existing or hereafter acquired, including without limitation, any payment intangibles. The term Collateral, as used herein, shall also include all dividends, splits, increases, mutations, renewals, replacements, and substitutions of all of the foregoing, all Additional Property (as hereinafter defined) and all products and proceeds of all of the foregoing. The designation of proceeds does not authorize Debtor to sell, transfer or otherwise convey any of the Collateral other than in the ordinary course of business. The delivery at any time by Debtor to Secured Party of any property as a pledge to secure payment or performance of any indebtedness or obligation whatsoever shall also constitute a pledge of such property as Collateral hereunder.
          (d)  The term "Indebtedness" shall mean all
     indebtedness of Borrower now or hereafter owing to Secured Party pursuant to that certain Loan Agreement dated of even date herewith, executed by Borrower and Secured Party (the "Loan Agreement") and evidenced by a Revolving Line of Credit Note, a Term Equipment Note, and an Acquisition Line of Credit Note, all dated of even date herewith, executed by Borrower to and for the benefit of Secured Party, in the original principal amounts of $1,500,000.00 and $1,300,000.00 and $5,000,000.00, respectively, together with any other obligation or indebtedness due from Debtor to Secured Party in accordance with the terms of the Loan Documents, including without limitation any additional note to be executed by Borrower and payable to the order of Secured Party in accordance with the provisions of the Loan Agreement in respect of the Acquisition Line of Credit Note (collectively referred to herein as the "Note" or the "Notes" as the context requires), (ii) all accrued but unpaid interest on any of the indebtedness described in (i) above, (iii) all obligations owing to Secured Party under any documents evidencing, securing, governing and/or pertaining to all or any part of the indebtedness described in (i) and (ii) above, (iv) all costs and expenses incurred by Secured Party in connection with the collection and administration of all or any part of the indebtedness and obligations described in (i), (ii) and (iii) above or the protection or preservation of, or realization upon, the collateral securing all or any part of such indebtedness and obligations, including without limitation all reasonable attorneys' fees, and (v) all renewals, extensions, modifications and rearrangements of the indebtedness and obligations described in (i), (ii), (iii) and (iv) above.

          (e) The term "Loan Documents" shall mean all instruments and documents evidencing, securing, governing, guaranteeing and/or pertaining to the Indebtedness.

          (f) The term "Obligated Party" shall mean any party other than Borrower who secures, guarantees and/or is otherwise obligated to pay all or any portion of the Indebtedness.

          (g) The term "Secured Party" shall mean Bank, its successors and assigns, including without limitation, any party to whom Bank, or its successors or assigns, may assign its rights and interests under this Agreement.

          (h) Other capitalized terms not defined herein shall have the meaning ascribed to them in the Loan Agreement of even date herewith.

     All words and phrases used herein which are expressly defined in Section 1.201 of Chapter 9 of the Code shall have the meaning provided for therein. Other words and phrases defined elsewhere in the Code shall have the meaning specified therein except to the extent such meaning is inconsistent with a definition in Section 1.201 or Chapter 9 of the Code.

     2.   Security Interest.  As security for the Indebtedness,
Debtor, for value received, hereby grants to Secured Party a continuing security interest in the Collateral.

     3. Representations and Warranties. Debtor hereby represents and warrants the following to Secured Party:

          (a) Enforceability. This Agreement and Guaranty constitute legal, valid and binding obligations of Debtor, enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors' rights and except to the extent specific remedies may generally be limited by equitable principles.

          (b) Ownership and Liens. Debtor has good and marketable title to the Collateral free and clear of all liens, security interests, encumbrances or adverse claims, except for the security interest created by this Agreement. Other than in the ordinary course of business for a non-material matter, no dispute, right of setoff, counterclaim or defense exists with respect to all or any part of the Collateral. Debtor has not executed any other security agreement currently affecting the Collateral and no effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office except as may have been executed or filed in favor of Secured Party.

          (c) No Conflicts or Consents. Neither the ownership, the intended use of the Collateral by Debtor, the grant of the security interest by Debtor to Secured Party herein nor the exercise by Secured Party of its rights or remedies hereunder, will (i) conflict with any provision of (A) any domestic or foreign law, statute, rule or regulation, or (B) any agreement, judgment, license, order or permit applicable to or binding upon Debtor, or (ii) result in or require the creation of any lien, charge or encumbrance upon any assets or properties of Debtor or of any person except as may be expressly contemplated in the Loan Documents. Except as expressly contemplated in the Loan Documents, no consent, approval, authorization or order of, and no notice to or filing with, any court, governmental authority or third party is required in connection with the grant by Debtor of the security interest herein or the exercise by Secured Party of its rights and remedies hereunder.

          (d) Security Interest. Debtor has and will have at all times full right, power and authority to grant a security interest in the Collateral to Secured Party in the manner provided herein, free and clear of any lien, security interest or other charge or encumbrance. This Agreement creates a legal, valid and binding security interest in favor of Secured Party in the Collateral securing the Indebtedness. Possession by Secured Party of all certificates, instruments and cash constituting Collateral from time to time and/or the filing of the financing statements delivered prior hereto and/or concurrently herewith by Debtor to Secured Party will perfect and establish the first priority of Secured Party's security interest hereunder in the Collateral.

          (e) Location. Debtor's chief executive office and the office where the records concerning the Collateral are kept is located at the address set forth on the signature page hereof.

          (f) Solvency of Debtor. As of the date hereof, and after giving effect to this Agreement and the completion of all other transactions contemplated by Debtor at the time of the execution of this Agreement, (i) Debtor is and will be solvent, (ii) the fair saleable value of Debtor's assets exceeds and will continue to exceed Debtor's liabilities (both fixed and contingent), and (iii) Debtor is paying and will continue to be able to pay his debts as they mature. Solely for purposes of this warranty by the Debtor, and without affecting, modifying or otherwise amending any provision of any Loan Documents, Debtor's assessment of its solvency includes a claim of subrogation or contribution against each of the other entities comprising Borrower and/or a Guarantor (as defined in the Loan Documents) and/or any other obligated party in the event Debtor should pay more than its ratable share of the Indebtedness.

          (g) Chattel Paper, Documents and Instruments. The chattel paper, documents and instruments of Debtor pledged hereunder have only one original counterpart and no party other than Debtor or Secured Party is in actual or constructive possession of any such chattel paper, documents or instruments.

          (h)  Securities.    Any certificates evidencing
     securities pledged as Collateral are valid and genuine and have not been altered. All securities pledged as Collateral have been duly authorized and validly issued, are fully paid and non-assessable, and were not issued in violation of the preemptive rights of any party or of any agreement by which Debtor or the issuer thereof is bound. No restrictions or conditions exist with respect to the transfer or voting of any securities pledged as Collateral, except for the restrictions of applicable securities laws, rules and regulations. To the best of Debtor's knowledge, no issuer of such securities (other than securities of a class which are publicly traded) has any outstanding stock rights, rights to subscribe, options, warrants or convertible securities outstanding or any other rights outstanding entitling any party to have issued to such party capital stock of such issuer. In addition to delivering possession of the certificates to any securities pledged hereby, Debtor agrees to deliver, sign, or otherwise take any action required to perfect and continue the perfection of Secured Party in the securities, and any matters or item in any manner related thereto.

          (i)  Documents and Instruments.    The security
     interest in chattel paper, documents and instruments of Debtor granted hereunder is valid and genuine, and all such chattel paper, documents and instruments have only one original counterpart. No party other than Debtor or Secured Party is in actual or constructive possession of any such chattel paper, documents or instruments.

     4. Affirmative Covenants. Debtor will comply with the covenants contained in this Section 4 at all times during the period of time this Agreement is effective unless Secured Party shall otherwise consent in writing.

          (a) Ownership and Liens. Debtor will maintain good and marketable title to all Collateral free and clear of all liens, security interests, encumbrances or adverse claims, except for the security interest created by this Agreement and the security interests and other encumbrances expressly permitted by the other Loan Documents. Other than in the ordinary course of business for non-material matters, Debtor will not permit any dispute, right of setoff, counterclaim or defense to exist with respect to all or any part of the Collateral. Debtor will not cause any financing statement or other security instrument with respect to the Collateral to be terminated, except as may exist or as may have been filed in favor of Secured Party. Debtor will defend at his expense Secured Party's right, title and security interest in and to the Collateral against the claims of any third party.

          (b) Further Assurances. Debtor will from time to time at his expense promptly execute and deliver all further instruments and documents and take all further action necessary or appropriate or that Secured Party may request in order (i) to perfect and protect the security interest created or purported to be created hereby and the first priority of such security interest, (ii) to enable Secured Party to exercise and enforce its rights and remedies hereunder in respect of the Collateral, and (iii) to otherwise effect the purposes of this Agreement, including without limitation, executing and filing such financing or continuation statements, or amendments thereto.

          (c) Payment of Taxes. Debtor (i) will timely pay all property and other taxes, assessments and governmental charges or levies imposed upon the Collateral or any part thereof, (ii) will timely pay all lawful claims which, if unpaid, might become a lien or charge upon the Collateral or any part thereof, and (iii) will maintain appropriate accruals and reserves for all such liabilities in a timely fashion in accordance with generally accepted accounting principles. Debtor may, however, delay paying or discharging any such taxes, assessments, charges, claims or liabilities so long as the validity thereof is contested in good faith by proper proceedings and provided Debtor has set aside adequate reserves therefor.

          (d) Chattel Paper, Documents and Instruments. Debtor will take such action as may be requested by Secured Party in order to cause any chattel paper, documents or instruments to be valid and enforceable and will cause all chattel paper to have only one original counterpart. Upon request by Secured Party, Debtor will deliver to Secured Party all originals of chattel paper, documents or instruments and will mark all chattel paper with a legend indicating that such chattel paper is subject to the security interest granted hereunder.

          (e) Insurance. Debtor will insure the Collateral against perils of loss and/or liability and name Secured Party as an additional insured on all such policies of insurance in an amount not less than the amount of the original amount of the Indebtedness. All such insurance shall be with such carriers as Secured Party may reasonably approve. Debtor shall provide Secured Party with evidence of Debtor's compliance with this provision and with evidence of renewal of all such coverages throughout the term that any of the Indebtedness remains outstanding and unpaid.
     Upon request of Secured Party, Debtor will provide evidence of payment of renewal premiums and/or with updated policies, certificates of insurance or other evidence of Debtor's compliance with this provision at no cost or expense to Secured Party.

          (f) Delivery of Instruments and/or Certificates. Contemporaneously herewith, Debtor covenants and agrees to deliver to Secured Party any certificates, documents or instruments representing or evidencing any part of the Collateral together with Debtor's endorsement thereon and/or accompanied by property instruments of transfer and assignment duly executed in blank with, if requested by Secured Party, signatures guaranteed by a bank or member firm of the New York Stock Exchange, all in form and substance satisfactory to Secured Party. If required by Secured Party, Debtor also covenants and agrees to cooperate with Secured Party in registering the pledge of the securities pledged as Collateral with the issuer of such securities. Debtor will deliver or cause to be delivered to Secured Party a Confirmation of Pledge in a form required by Secured Party in its sole and absolute discretion sufficient in form and content and executed by the issuer of the securities pledged a additional collateral hereby.

     5. Negative Covenants. Debtor will comply with the covenants contained in this Section 5 at all times during the period of time this Agreement is effective, unless Secured Party shall otherwise consent in writing.

          (a) Transfer or Encumbrance. Other than in the ordinary course of business, Debtor will not (i) sell, assign (by operation of law or otherwise), transfer, exchange, lease or otherwise dispose of any of the Collateral, (ii) grant a lien or security interest in or execute, file or record any financing statement or other security instrument with respect to the Collateral to any party other than Secured Party, or (iii) deliver actual or constructive possession of the Collateral to any party other than Secured Party.

          (b) Impairment of Security Interest. Debtor will not take or fail to take any action which would in any manner impair the value or enforceability of Secured Party's security interest in any Collateral.

          (c) Possession of Collateral. Debtor will on or before the date hereof, deliver possession of any part of the Collateral to Secured Party where possession by Secured
     Party is required for perfection.

          (d) Financing Statement Filings. Debtor recognizes that financing statements pertaining to the Collateral will be or may be filed where Debtor maintains any Collateral, has its records concerning any Collateral or has its principal place of business/ residence. Without limitation of any other covenant herein, Debtor will not cause or permit any change in the location of Debtor's office to a jurisdiction other than as represented in Section 3(e) unless Debtor shall have notified Secured Party in writing of such change at least thirty (30) days prior to the effective date of such change, and shall have first taken all action required by Secured Party for the purpose of further perfecting or protecting the security interest in favor of Secured Party in the Collateral. In any written notice furnished pursuant to this Section 5(d), Debtor will expressly state that the notice is required by this Agreement and contains facts that may require additional filings of financing statements or other notices for the purpose of continuing perfection of Secured Party's security interest in the Collateral.

          (e)  Dilution of Ownership.   As to any securities
     pledged as Collateral (other than securities of a class which are publicly traded, Debtor will not consent to or approve of the issuance of (i) any additional shares of any class of securities of such issuer (unless immediately upon issuance additional securities are pledged and delivered to Secured Party pursuant to the terms hereof to the extent necessary to give Secured Party a security interest after such issuance in at least the same percentage of such issuer's outstanding securities as Secured Party had before such issuance0, (ii) any instrument convertible voluntarily by the holder thereof or automatically upon the occurrence or non-occurrence of any event or condition into, or exchangeable for, any such securities, or (iii) any warrants, options, contracts or other commitments entitling any third party to purchase or otherwise acquire any such securities.

          (f)  Restrictions on Securities.   Debtor will not
     enter into any agreement creating, or otherwise permit to exist, any restriction or condition upon the transfer, voting or control of any securities pledged as Collateral, except as consented to in writing by Secured Party.

     6. Rights of Secured Party. Secured Party shall have the rights contained in this Section 6 at all times during the period of time this Agreement is effective.

          (a) Additional Financing Statements Filings. Debtor hereby authorizes Secured Party to file, without the signature of Debtor, one or more financing or continuation statements, and amendments thereto, relating to the Collateral. Debtor further agrees that a carbon, photographic or other reproduction of this Security
     Agreement or any financing statement describing any Collateral is sufficient as a financing statement and may be filed in any jurisdiction Secured Party may deem appropriate.

          (b) Power of Attorney. Debtor hereby irrevocably appoints Secured Party as Debtor's attorney-in-fact, such power of attorney being coupled with an interest, with full authority in the place and stead of Debtor and in the name of Debtor or otherwise from and after an Event of Default to take any action and to execute any instrument which Secured Party may from time to time in Secured Party's discretion deem necessary or appropriate to accomplish he purposes of this Agreement, including without limitation, the following action: (i) execute and deliver receipts, releases, orders, bills of lading, acceptances, cancellations or any other documentary instrument relating in any manner to the Collateral; (ii) sell for cash or credit, deliver, transfer, assign, exchange, lease, barter, or otherwise deal with any part or all of the Collateral; (iii) transfer any securities, instruments, documents or certificates pledged as Collateral in the name of Secured Party or its nominee;
     (iv) use any interest, premium or principal payments, conversion or redemption proceeds or other cash proceeds received in connection with any Collateral to reduce any of the Indebtedness; (v) exchange any of the securities pledged as Collateral for any other property upon any merger, consolidation, reorganization, recapitalization or other readjustment of the issuer thereof, and, in connection therewith, to deposit and deliver any and all of such securities with any committee, depository, transfer agent, registrar or other designated agent upon such terms and conditions as Secured Party may deem necessary or appropriate; (vi) exercise or comply with any conversion, exchange, redemption, subscription or any other right, privilege or option pertaining to any securities pledged as Collateral; provided, however, except as provided herein, Secured Party shall not have a duty to exercise or comply with any such right, privilege or option (whether conversion, redemption or otherwise) and shall not be responsible for any delay or failure to do so; and (vii) file any claims or take any action or institute any proceedings which Secured Party may deem necessary or appropriate for the collection and/or preservation of the Collateral or otherwise to enforce the rights of Secured Party with respect to the Collateral.

          (c) Performance by Secured Party. If Debtor fails to perform any agreement or obligation provided herein, Secured Party may itself perform, or cause performance of, such agreement or obligation, and the expenses of Secured Party incurred in connection therewith shall be a part of the Indebtedness, secured by the Collateral and payable by Debtor on demand.

     7. Events of Default. Each of the following constitutes an "Event of Default" under this Agreement:

          (a) Failure to Pay Indebtedness. The failure, refusal or neglect of Borrower, or any Obligated Party to make any payment of principal or interest on the Indebtedness, or any portion thereof, as the same shall become due and payable and following ten (10) days written notice to cure the initial failure to pay an installment; or

          (b) Non-Performance of Covenants. The failure of Debtor or any Obligated Party to timely and properly observe, keep or perform any non-monetary covenant, agreement, warranty or condition required herein or in any of the other Loan Documents following thirty (30) days written notice to cure; or

          (c) Default Under Other Loan Documents. The occurrence of an event of default under any of the other
     Loan Documents; or

          (d) False Representation. Any representation contained herein or in any of the other Loan Documents made by Borrower, Debtor, or any Obligated Party is false or misleading in any material respect; or

          (e) Bankruptcy or Insolvency. If RX, Dougherty, Ravens, Total, PIS, Debtor, or any Obligated Party: (i) becomes insolvent, or makes a transfer in fraud of creditors, or makes an assignment for the benefit of creditors, or admits in writing his or its inability to pay his or its debts as they become due; (ii) generally is not paying his or its debts as such debts become due; (iii) has a receiver, trustee or custodian appointed for, or take possession of, all or substantially all of the assets of such party or any of the Collateral, either in a proceeding brought by such party or in a proceeding brought against such party and such appointment is not discharged or such possession is not terminated within sixty (60) days after the effective date thereof or such party consents to or acquiesces in such appointment or possession; (iv) files a petition for relief under the United States Bankruptcy Code or any other present or future federal or state insolvency, bankruptcy or similar laws (all of the foregoing hereinafter collectively called "Applicable Bankruptcy

     Law") or an involuntary petition for relief is filed against such party under any Applicable Bankruptcy Law and such involuntary petition is not dismissed within sixty (60) days after the filing thereof, or an order for relief naming such party is entered under any Applicable Bankruptcy Law, or any composition, rearrangement, extension, reorganization or other relief of debtors now or hereafter existing is requested or consented to by such party; (v) fails to have discharged within a period of sixty (60) days any attachment, sequestration or similar writ levied upon any property of such party; or (vi) fails to pay within thirty
     (30) days any final money judgment against such party.

          (f) Execution on Collateral. The Collateral or any portion thereof is taken on execution or other process of law in any action against Debtor; or

          (g) Liquidation or Related Events. The liquidation, dissolution, merger or consolidation of any one or more of Borrower or any Obligated Party not otherwise permitted in advance or approved by Secured Party in writing upon written request therefor by Debtor.

     8. Remedies and Related Rights. If an Event of Default shall have occurred and for so long as same continues without cure and any other performance required of the Debtor, and without limiting any other rights and remedies provided herein, under any of the other Loan Documents or otherwise available to Secured Party, Secured Party may exercise one or more of the rights and remedies provided in this Section.

          (a) Remedies. Secured Party may from time to time at its discretion, without limitation and without notice except as expressly provided in any of the Loan Documents:

               (i) exercise in respect of the Collateral all the rights and remedies of a secured party under the Code
          (whether or not the Code applies to the affected
          Collateral);

               (ii) require Debtor to, and Debtor hereby agrees that it will at its expense and upon request of Secured Party, assemble the Collateral as directed by Secured Party and make it available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to both parties;

               (iii)     reduce its claim to judgment or
          foreclose or otherwise enforce, in whole or in part, the security interest granted hereunder by any available judicial procedure;

               (iv) sell or otherwise dispose of, at its office, on the premises of Debtor or elsewhere, the Collateral, as a unit or in parcels, by public or private proceedings, and by way of one or more contracts (it being agreed that the sale or other disposition of any part of the Collateral shall not exhaust Secured Party's power of sale, but sales or other dispositions may be made from time to time until all of the Collateral has been sold or disposed of or until the Indebtedness has been paid and performed in full), and at any such sale or other disposition it shall not be necessary to exhibit any of the Collateral;

               (v) buy the Collateral, or any portion thereof, at any public sale;

               (vi) buy the Collateral, or any portion thereof, at any private sale if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations;

               (vii)     apply for the appointment of a receiver
          for the Collateral, and Debtor hereby consents to any such appointment; and

               (viii)    at its option, withdraw all amounts on
          deposit in respect of the Collateral and apply the same to the payment of the Indebtedness; and

               (ix) Debtor agrees that in the event Debtor is entitled to receive any notice under the Uniform Commercial Code, as it exists in the state governing any such notice, of the sale or other disposition of any Collateral, reasonable notice shall be deemed given when such notice is deposited in a depository receptacle under the care and custody of the United States Postal Service, postage prepaid, at Debtor's address set forth on the signature page hereof, ten
          (10) days prior to the date of any public sale, or after which a private sale, of any of such Collateral is to be held. Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

               (x)  Private Sale of Securities.  Debtor
          recognizes that Secured Party may be unable to effect a public sale of all or any part of the securities pledged as Collateral because of restrictions in applicable federal and state securities laws. Secured Party may, therefore, determine to make one or more private sales of any such securities to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof. Debtor acknowledges that each any such private sale may be at prices and other terms less favorable than what might have been obtained at a public sale and, notwithstanding the foregoing, agrees that each such private sale shall be deemed to have been made in a commercially reasonable manner and that Secured Party shall have no obligation to delay the sale of any such securities for the period of time necessary to permit the issuer to register such securities for public sale under any federal or state securities laws. Debtor further acknowledges and agrees that any offer to sell such securities which has been made privately in the manner described above to not less than five (5) bona fide offerees shall be deemed to involve a "public sale" for the purposes of Section 9.504(c) of the Code, notwithstanding that such sale may not (unless conducted in compliance with applicable securities rules and regulations) constitute a "public offering" under any federal or state securities laws and that Secured Party may, in such event, bid for the purchase of such securities.

               (xi) Private Sale of the Collateral Other than
          Securities.    Secured Party is also authorized, and
          Debtor confirms Secured Party's right, to give notice for and to conduct a private sale for any part or all of the Collateral. Debtor shall assemble, deliver or otherwise assist Secured Party in making the Collateral available for inspection, preview or sale in such lots and at such locations as Secured Party may instruct.

          (b) Application of Proceeds. If any Event of Default shall have occurred, Secured Party may at its discretion apply or use any cash held by Secured Party as Collateral, and any cash proceeds received by Secured Party in respect of any sale or other disposition of, collection from, or other realization upon, all or any part of the Collateral as follows in such order and manner as Secured Party may elect:

               (i) to the repayment or reimbursement of the reasonable costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) incurred by Secured Party in connection with (A) the administration of the Loan Documents, (B) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, the Collateral, and (C) the exercise or enforcement of any of the rights and remedies of Secured Party hereunder;

               (ii) to the payment or other satisfaction of any liens and other encumbrances upon the Collateral;

               (iii)     to the satisfaction of the Indebtedness;

               (iv) by holding such cash and proceeds as Collateral;

               (v) to the payment of any other amounts required by applicable law (including without limitation, Section 9.504(a)(3) of the Code or any other applicable statutory provision); and
               (vi) by delivery to Debtor or any other party lawfully entitled to receive such cash or proceeds whether by direction of a court of competent jurisdiction or otherwise.

          (c) Deficiency. In the event that the proceeds of any sale of, collection from, or other realization upon, all or any part of the Collateral by Secured Party are insufficient to pay all amounts to which Secured Party is legally entitled, Debtor and any party who guaranteed or is otherwise obligated to pay all or any portion of the Indebtedness shall be liable for the deficiency, together with interest thereon as provided in the Loan Documents.

          (d) Non-Judicial Remedies. In granting to Secured Party the power to enforce its rights hereunder without prior judicial process or judicial hearing, Debtor expressly waives, renounces and knowingly relinquishes any legal right which might otherwise require Secured Party to enforce its rights by judicial process. Debtor recognizes and concedes that non-judicial remedies are consistent with the usage of trade, are responsive to commercial necessity and are the result of a bargain at arm's length. Nothing herein is intended to prevent Secured Party or Debtor from resorting to judicial process at either party's option.

          (e) Other Recourse. Debtor waives any right to require Secured Party to proceed against any third party, exhaust any Collateral or other security for the Indebtedness, or to have any third party joined with Debtor in any suit arising out of the Indebtedness or any of the Loan Documents, or pursue any other remedy available to Secured Party. Debtor further waives any and all notice of acceptance of this Agreement and of the creation, modification, rearrangement, renewal or extension of the Indebtedness. Debtor further waives any defense arising by reason of any disability or other defense of any third party or by reason of the cessation from any cause whatsoever of the liability of any third party. Until all of the Indebtedness shall have been paid in full, Debtor shall have no right of subrogation and Debtor waives the right to enforce any remedy which Secured Party has or may hereafter have against any third party, and waives any benefit of and any right to participate in any other security whatsoever now or hereafter held by Secured Party. Debtor authorizes Secured Party, and without notice or demand and without any reservation of rights against Debtor and without affecting Debtor's liability hereunder or on the Indebtedness to (i) take or hold any other property of any type from any third party as security for the Indebtedness, and exchange, enforce, waive and release any or all of such other property, (ii) apply such other property and direct the order or manner of sale thereof as Secured Party may in its discretion determine, (iii) renew, extend, accelerate, modify, compromise, settle or release any of the Indebtedness or other security for the Indebtedness, (iv) waive, enforce or modify any of the provisions of any of the Loan Documents executed by any third party, and (v) release or substitute any third party.

     9. Indemnity. Debtor hereby indemnifies and agrees to hold harmless Secured Party, and its officers, directors, employees, agents and representatives (each an "Indemnified Person") from and against any and all liabilities, obligations, claims, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature (collectively, the "Claims") which may be imposed on, incurred by, or asserted against, any Indemnified Person arising in connection with the Loan Documents, the Indebtedness, or the Collateral (including without limitation, the enforcement of the Loan Documents and the defense of any Indemnified Person's actions and/or inactions in connection with the Loan Documents). WITHOUT LIMITATION, THE FOREGOING INDEMNITIES SHALL APPLY TO EACH INDEMNIFIED PERSON WITH RESPECT TO ANY CLAIMS WHICH IN WHOLE OR IN PART ARE CAUSED BY OR ARISE OUT OF THE NEGLIGENCE OF SUCH AND/OR ANY OTHER INDEMNIFIED PERSON, except to the limited extent the Claims against an Indemnified Person are proximately caused by such Indemnified Person's gross negligence or willful misconduct. If Debtor or any third party ever alleges such gross negligence or willful misconduct by any Indemnified Person, the indemnification provided for in this Section shall nonetheless be paid upon demand, subject to later adjustment or reimbursement, until such time as a court of competent jurisdiction enters a final judgment as to the extent and effect of the alleged gross negligence or willful misconduct. The indemnification provided for in this Section shall survive the termination of this Agreement and shall extend and continue to benefit each individual or entity who is or has at any time been an Indemnified Person hereunder.

     10.  Miscellaneous.

          (a) Entire Agreement. This Agreement contains the entire agreement of Secured Party and Debtor with respect to the Collateral. If the parties hereto are parties to any prior agreement, either written or oral, relating to the Collateral, the terms of this Agreement shall amend and supersede the terms of such prior agreements as to transactions on or after the effective date of this Agreement, but all security agreements, financing statements, guaranties, other contracts and notices for the benefit of Secured Party shall continue in full force and effect to secure the Indebtedness unless Secured Party specifically releases its rights thereunder by separate release.

          (b) Amendment. No modification, consent or amendment of any provision of this Agreement or any of the other Loan Documents shall be valid or effective unless the same is in writing and signed by the party against whom it is sought to be enforced.

          (c) Actions by Secured Party. The lien, security interest and other security rights of Secured Party hereunder shall not be impaired by (i) any renewal, extension, increase or modification with respect to the Indebtedness, (ii) any surrender, compromise, release, renewal, extension, exchange or substitution which Secured Party may grant with respect to the Collateral, (iii) any release or indulgence granted to any co-maker, endorser, guarantor or surety of the Indebtedness, or (iv) the assumption of the obligations of Borrower in respect of the Indebtedness by any other person or entity affiliated with the Borrower or any of Borrower's subsidiaries and their respective successors or assigns. The taking of additional security by Secured Party shall not release or impair the lien, security interest or other security rights of Secured Party hereunder or affect the obligations of Debtor hereunder.

          (d) Waiver by Secured Party. Secured Party may waive any Event of Default without waiving any other prior or subsequent Event of Default. Secured Party may remedy any default without waiving the Event of Default remedied. Neither the failure by Secured Party to exercise, nor the delay by Secured Party in exercising, any right or remedy upon any Event of Default shall be construed as a waiver of such Event of Default or as a waiver of the right to exercise any such right or remedy at a later date. No single or partial exercise by Secured Party of any right or remedy hereunder shall exhaust the same or shall preclude any other or further exercise thereof, and every such right or remedy hereunder may be exercised at any time. No waiver of any provision hereof or consent to any departure by Debtor therefrom shall be effective unless the same shall be in writing and signed by Secured Party and then such waiver or consent shall be effective only in the specific instances, for the purpose for which given and to the extent therein specified. No notice to or demand on Debtor in any case shall of itself entitle Debtor to any other or further notice or demand in similar or other circumstances.

          (e) Costs and Expenses. Debtor will upon demand pay to Secured Party the amount of any and all costs and expenses (including without limitation, attorneys' fees and expenses), which Secured Party may incur in connection with
     (i) the transactions which give rise to the Loan Documents,
     (ii) the preparation of this Agreement and the perfection and preservation of the security interests granted under the Loan Documents, (iii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, the Collateral, (iv) the exercise or enforcement of any of the rights of Secured Party under the Loan Documents, or (v) the failure by Debtor to perform or observe any of the provisions hereof.

          (f)  GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED
     BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF
     TEXAS AND APPLICABLE FEDERAL LAWS.

          (g) Venue. This Agreement has been entered into in Dallas County, Texas and it shall be performable for all purposes in such county. Courts within the State of Texas shall have jurisdiction over any and all disputes arising under or pertaining to this Agreement and venue for any such disputes shall be in Dallas County, Texas.

          (h) Severability. If any provision of this Agreement is held by a court of competent jurisdiction to be illegal, invalid or unenforceable under present or future laws, such provision shall be fully severable, shall not impair or invalidate the remainder of this Agreement and the effect thereof shall be confined to the provision held to be illegal, invalid or unenforceable.

          (i) No Obligation. Nothing contained herein shall be construed as an obligation on the part of Secured Party to extend or continue to extend credit to Borrower.

          (j) Notices. All notices, requests, demands or other communications required or permitted to be given pursuant to this Agreement shall be in writing and given by (i) personal delivery, (ii) expedited delivery service with proof of delivery, or (iii) United States mail, postage prepaid, registered or certified, return receipt requested, sent to the intended addressee at the address set forth on the signature page hereof or to such different address as the addressee shall have designated by written notice sent pursuant to the terms hereof and shall be deemed to have been received either, in the case of personal delivery, at the time of personal delivery, in the case of expedited delivery service, as the date of first attempted delivery at the address and in the manner provided herein, or in the case of mail, upon deposit in a depository receptacle under the care and custody of the United States Postal Service. Either party shall have the right to change his or its address for notice hereunder to any other location within the continental United States by notice to the other party of such new address at least thirty (30) days prior to the effective date of such new address.

          (k) Binding Effect and Assignment. This Agreement (i) creates a continuing security interest in the Collateral,
     (ii) shall be binding on Debtor and the heirs, executors, administrators and personal representatives of Debtor, and
     (iii) shall inure to the benefit of Secured Party and its successors and assigns. Without limiting the generality of the foregoing, Secured Party may pledge, assign or otherwise transfer the Indebtedness and its rights under this Agreement and any of the other Loan Documents to any other party. Debtor's rights and obligations hereunder may not be assigned or otherwise transferred without the prior written consent of Secured Party.

          (l) Termination. Upon the satisfaction in full of the Indebtedness, or written release or termination delivered by Secured Party to Debtor, this Agreement and the security interests created hereby shall terminate. Upon termination of this Agreement and

     Debtor's written request, Secured Party will, at Debtor's sole cost and expense, return to Debtor such of the Collateral as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof and execute and deliver to Debtor such documents as Debtor shall reasonably request to evidence such termination.

          (m) Cumulative Rights. All rights and remedies of Secured Party hereunder are cumulative of each other and of every other right or remedy which Secured Party may otherwise have at law or in equity or under any of the other Loan Documents, and the exercise of one or more of such rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of any other rights or remedies.

          (n) Gender and Number. Within this Agreement, words of any gender shall be held and construed to include the other gender, and words in the singular number shall be held and construed to include the plural and words in the plural number shall be held and construed to include the singular, unless in each instance the context requires otherwise.

          (o)  Descriptive Headings.  The headings in this
     Agreement are for convenience only and shall in no way enlarge, limit or define the scope or meaning of the various and several provisions hereof.

     EXECUTED as of the date first written above.

     Debtor's Address:                  DEBTOR:
     ----------------------
     10711 Preston Road, Suite 250
     Dallas, Texas 75230           PARK PHARMACY CORPORATION,
                                   a Colorado corporation


                                   By: /s/ Thomas R. Baker
                                      --------------------------
                                     Thomas R. Baker, President

     Secured Party's Address:           BANK:
     ------------------------------
     Bank of Texas, N.A.
     5956 Sherry Lane, Suite 1100            BANK OF TEXAS, N.A.
     Dallas, Texas 75225
     Attention: David J. Broussard, Jr.
               Senior Vice President    By: /s/ Frank A. Sewell, IV
                                          -------------------------
                                          Frank A. Sewell, IV
                                          Banking Officer

                  PLEDGE AND SECURITY AGREEMENT
                  -----------------------------
     PARK INFUSION SERVICES, LP
                    (AUGUST, 2000 FACILITY)


     THIS PLEDGE AND SECURITY AGREEMENT (this "Agreement") is made as of the10th day of August, 2000, by Park Infusion
Services, LP (hereinafter called "Debtor"), in favor of BANK OF
TEXAS, N.A. ("Bank"). Debtor hereby agrees with Bank as follows:

     1.   Definitions.   As used in this Agreement, the following
terms shall have the meanings indicated below:

          (a) The term "Borrower" shall mean Debtor, Park Pharmacy Corporation ("Park"), a Colorado corporation, RX-Pro.Com, Inc. ("RX"), a Texas corporation, Dougherty's Pharmacy, Inc. ("Dougherty"), a Texas corporation, Ravens Pharmacy, Inc. ("Ravens"), a Texas corporation, Total Pharmacy Supply, Inc. ("Total"), a Texas limited partnership, who are jointly and severally indebted to Bank..

          (b)  The term "Code" shall mean the Uniform Commercial
     Code as in effect in the State of Texas on the date of this Agreement or as it may hereafter be amended from time to time.

          (c) The term "Collateral" shall mean all machinery, furniture, fixtures and equipment, and also all accounts receivable, inventory, accounts, instruments, documents, chattel paper, commercial tort claims, deposit accounts, letters of credit rights or letters of credit or rights to payment for money or sums advanced or sold, securities, certificates, general intangibles, payment intangibles, and any other tangible personal property or intangible personal property of every kind and character now located at Debtor's places of business or otherwise in Debtor's possession or control, or in the case of certain items of the Collateral requiring Bank to have possession to be perfected any of those items in the possession of, or at any time and from time to time hereafter delivered to, Secured Party (as hereinafter defined) or its agents, together with all certificates, options, rights or other distributions issued as an addition to, in substitution of, or in exchange for, or on account of, any of the foregoing, including without limitation, any property specifically described on Schedule "A" attached hereto and made a part hereof.

          (d)  The term "Indebtedness" shall mean all
     indebtedness of Borrower now or hereafter owing to Secured Party pursuant to that certain Loan Agreement dated of even date herewith, executed by Borrower and Secured Party (the "Loan Agreement") and evidenced by a Revolving Line of Credit Note, a Term Equipment Note, and an Acquisition Line of Credit Note, all dated of even date herewith, executed by Borrower to and for the benefit of Secured Party, in the original principal amounts of $1,500,000.00 and $1,300,000.00 and
     $5,000,000.00, respectively, together with any other obligation or indebtedness due from Debtor to Secured Party in accordance with the terms of the Loan Documents, including without limitation any additional note to be executed by Borrower and payable to the order of Secured Party in accordance with the provisions of the Loan Agreement in respect of the Acquisition Line of Credit Note (collectively referred to herein as the "Note" or the "Notes"as the context requires), (ii) all accrued but unpaid interest on any of the indebtedness described in (i) above,
     (iii) all obligations owing to Secured Party under any documents evidencing, securing, governing and/or pertaining to all or any part of the indebtedness described in (i) and
     (ii) above, (iv) all costs and expenses incurred by Secured Party in connection with the collection and administration of all or any part of the indebtedness and obligations described in (i), (ii) and (iii) above or the protection or preservation of, or realization upon, the collateral securing all or any part of such indebtedness and obligations, including without limitation all reasonable attorneys' fees, and (v) all renewals, extensions, modifications and rearrangements of the indebtedness and obligations described in (i), (ii), (iii) and (iv) above.

          (e) The term "Loan Documents" shall mean all instruments and documents evidencing, securing, governing, guaranteeing and/or pertaining to the Indebtedness.

          (f) The term "Obligated Party" shall mean any party other than Borrower who secures, guarantees and/or is otherwise obligated to pay all or any portion of the Indebtedness.

          (g) The term "Secured Party" shall mean Bank, its successors and assigns, including without limitation, any party to whom Bank, or its successors or assigns, may assign its rights and interests under this Agreement.

          (h) Other capitalized terms not defined herein shall have the meaning ascribed to them in the Loan Agreement of even date herewith.

     All words and phrases used herein which are expressly defined in Section 1.201 of Chapter 9 of the Code shall have the meaning provided for therein. Other words and phrases defined elsewhere in the Code shall have the meaning specified therein except to the extent such meaning is inconsistent with a definition in Section 1.201 or Chapter 9 of the Code.

     2.   Security Interest.  As security for the Indebtedness,
Debtor, for value received, hereby grants to Secured Party a continuing security interest in the Collateral.

     3. Representations and Warranties. Debtor hereby represents and warrants the following to Secured Party:

          (a) Enforceability. This Agreement and Guaranty constitute legal, valid and binding obligations of Debtor, enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors' rights and except to the extent specific remedies may generally be limited by equitable principles.
          (b) Ownership and Liens. Debtor has good and marketable title to the Collateral free and clear of all liens, security interests, encumbrances or adverse claims, except for the security interest created by this Agreement. Other than in the ordinary course of business for a non-material matter, no dispute, right of setoff, counterclaim or defense exists with respect to all or any part of the Collateral. Debtor has not executed any other security agreement currently affecting the Collateral and no effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office except as may have been executed or filed in favor of Secured Party.

          (c) No Conflicts or Consents. Neither the ownership, the intended use of the Collateral by Debtor, the grant of the security interest by Debtor to Secured Party herein nor the exercise by Secured Party of its rights or remedies hereunder, will (i) conflict with any provision of (A) any domestic or foreign law, statute, rule or regulation, or (B) any agreement, judgment, license, order or permit applicable to or binding upon Debtor, or (ii) result in or require the creation of any lien, charge or encumbrance upon any assets or properties of Debtor or of any person except as may be expressly contemplated in the Loan Documents. Except as expressly contemplated in the Loan Documents, no consent, approval, authorization or order of, and no notice to or filing with, any court, governmental authority or third party is required in connection with the grant by Debtor of the security interest herein or the exercise by Secured Party of its rights and remedies hereunder.

          (d) Security Interest. Debtor has and will have at all times full right, power and authority to grant a security interest in the Collateral to Secured Party in the manner provided herein, free and clear of any lien, security interest or other charge or encumbrance. This Agreement creates a legal, valid and binding security interest in favor of Secured Party in the Collateral securing the Indebtedness. Possession by Secured Party of all certificates, instruments and cash constituting Collateral from time to time and/or the filing of the financing statements delivered prior hereto and/or concurrently herewith by Debtor to Secured Party will perfect and establish the first priority of Secured Party's security interest hereunder in the Collateral.

          (e) Location. Debtor's chief executive office and the office where the records concerning the Collateral are kept is located at the address set forth on the signature page hereof.

          (f) Solvency of Debtor. As of the date hereof, and after giving effect to this Agreement and the completion of all other transactions contemplated by Debtor at the time of the execution of this Agreement, (i) Debtor is and will be solvent, (ii) the fair saleable value of Debtor's assets exceeds and will continue to exceed Debtor's liabilities (both fixed and contingent), and (iii) Debtor is paying and will continue to be able to pay his debts as they mature. Solely for purposes of this warranty by the Debtor, and without affecting, modifying or otherwise amending any provision of any Loan Documents, Debtor's assessment of its solvency includes a claim of subrogation or contribution against each of the other entities comprising Borrower and/or a Guarantor (as defined in the Loan Documents) and/or any other obligated party in the event Debtor should pay more than its ratable share of the Indebtedness.

          (g) Chattel Paper, Documents and Instruments. The chattel paper, documents and instruments of Debtor pledged hereunder have only one original counterpart and no party other than Debtor or Secured Party is in actual or constructive possession of any such chattel paper, documents or instruments.

     4. Affirmative Covenants. Debtor will comply with the covenants contained in this Section 4 at all times during the period of time this Agreement is effective unless Secured Party shall otherwise consent in writing.

          (a) Ownership and Liens. Debtor will maintain good and marketable title to all Collateral free and clear of all liens, security interests, encumbrances or adverse claims, except for the security interest created by this Agreement and the security interests and other encumbrances expressly permitted by the other Loan Documents. Other than in the ordinary course of business for non-material matters, Debtor will not permit any dispute, right of setoff, counterclaim or defense to exist with respect to all or any part of the Collateral. Debtor will not cause any financing statement or other security instrument with respect to the Collateral to be terminated, except as may exist or as may have been filed in favor of Secured Party. Debtor will defend at his expense Secured Party's right, title and security interest in and to the Collateral against the claims of any third party.

          (b) Further Assurances. Debtor will from time to time at his expense promptly execute and deliver all further instruments and documents and take all further action necessary or appropriate or that Secured Party may request in order (i) to perfect and protect the security interest created or purported to be created hereby and the first priority of such security interest, (ii) to enable Secured Party to exercise and enforce its rights and remedies hereunder in respect of the Collateral, and (iii) to otherwise effect the purposes of this Agreement, including without limitation, executing and filing such financing or continuation statements, or amendments thereto.

          (c) Payment of Taxes. Debtor (i) will timely pay all property and other taxes, assessments and governmental charges or levies imposed upon the Collateral or any part thereof, (ii) will timely pay all lawful claims which, if unpaid, might become a lien or charge upon the Collateral or any part thereof, and (iii) will maintain appropriate accruals and reserves for all such liabilities in a timely fashion in accordance with generally accepted accounting principles. Debtor may, however, delay paying or discharging any such taxes, assessments, charges, claims or liabilities so long as the validity thereof is contested in good faith by proper proceedings and provided Debtor has set aside adequate reserves therefor.

          (d) Chattel Paper, Documents and Instruments. Debtor will take such action as may be requested by Secured Party in order to cause any chattel paper, documents or instruments to be valid and enforceable and will cause all chattel paper to have only one original counterpart. Upon request by Secured Party, Debtor will deliver to Secured Party all originals of chattel paper, documents or instruments and will mark all chattel paper with a legend indicating that such chattel paper is subject to the security interest granted hereunder.

          (e) Insurance. Debtor will insure the Collateral against perils of loss and/or liability and name Secured Party as an additional insured on all such policies of insurance in an amount not less than the amount of the original amount of the Indebtedness. All such insurance shall be with such carriers as Secured Party may reasonably approve. Debtor shall provide Secured Party with evidence of Debtor's compliance with this provision and with evidence of renewal of all such coverages throughout the term that any of the Indebtedness remains outstanding and unpaid.
     Upon request of Secured Party, Debtor will provide evidence of payment of renewal premiums and/or with updated policies, certificates of insurance or other evidence of Debtor's compliance with this provision at no cost or expense to Secured Party.

     5. Negative Covenants. Debtor will comply with the covenants contained in this Section 5 at all times during the period of time this Agreement is effective, unless Secured Party shall otherwise consent in writing.

          (a) Transfer or Encumbrance. Other than in the ordinary course of business, Debtor will not (i) sell, assign (by operation of law or otherwise), transfer, exchange, lease or otherwise dispose of any of the Collateral, (ii) grant a lien or security interest in or execute, file or record any financing statement or other security instrument with respect to the Collateral to any party other than Secured Party, or (iii) deliver actual or constructive possession of the Collateral to any party other than Secured Party.

          (b) Impairment of Security Interest. Debtor will not take or fail to take any action which would in any manner impair the value or enforceability of Secured Party's security interest in any Collateral.

          (c) Possession of Collateral. Debtor will on or before the date hereof, deliver possession of any part of the Collateral to Secured Party where possession by Secured
     Party is required for perfection.

          (d) Financing Statement Filings. Debtor recognizes that financing statements pertaining to the Collateral will be or may be filed where Debtor maintains any Collateral, has its records concerning any Collateral or has its principal place of business/ residence. Without limitation of any other covenant herein, Debtor will not cause or permit any change in the location of Debtor's office to a jurisdiction other than as represented in Section 3(e) unless Debtor shall have notified Secured Party in writing of such change at least thirty (30) days prior to the effective date of such change, and shall have first taken all action required by Secured Party for the purpose of further perfecting or protecting the security interest in favor of Secured Party in the Collateral. In any written notice furnished pursuant to this Section 5(d), Debtor will expressly state that the notice is required by this Agreement and contains facts that may require additional filings of financing statements or other notices for the purpose of continuing perfection of Secured Party's security interest in the Collateral.

     6. Rights of Secured Party. Secured Party shall have the rights contained in this Section 6 at all times during the period of time this Agreement is effective.

          (a) Additional Financing Statements Filings. Debtor hereby authorizes Secured Party to file, without the signature of Debtor, one or more financing or continuation statements, and amendments thereto, relating to the Collateral. Debtor further agrees that a carbon, photographic or other reproduction of this Security
     Agreement or any financing statement describing any Collateral is sufficient as a financing statement and may be filed in any jurisdiction Secured Party may deem appropriate.

          (b) Power of Attorney. Debtor hereby irrevocably appoints Secured Party as Debtor's attorney-in-fact, such power of attorney being coupled with an interest, with full authority in the place and stead of Debtor and in the name of Debtor or otherwise from and after an Event of Default, and thereafter until such Event of Default has been cured and any other action, performance or assurance required of the Debtor has been performed or delivered from time to time and until released by the Secured Party in its sole and absolute discretion, to take any action and to execute any instrument which Secured Party may deem necessary or appropriate to accomplish the purposes of this Agreement, including without limitation: (i) to demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of the Collateral; (ii) to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection with clause (i) above; and (iii) to file any claims or take any action or institute any proceedings which Secured Party may deem necessary or appropriate for the collection and/or preservation of the Collateral or otherwise to enforce the rights of Secured Party with respect to the Collateral.

          (c) Performance by Secured Party. If Debtor fails to perform any agreement or obligation provided herein, Secured Party may itself perform, or cause performance of, such agreement or obligation, and the expenses of Secured Party incurred in connection therewith shall be a part of the Indebtedness, secured by the Collateral and payable by Debtor on demand.

     7. Events of Default. Each of the following constitutes an "Event of Default" under this Agreement:

          (a) Failure to Pay Indebtedness. The failure, refusal or neglect of Borrower, or any Obligated Party to make any payment of principal or interest on the Indebtedness, or any portion thereof, as the same shall become due and payable and following ten (10) days written notice to cure the initial failure to pay an installment; or

          (b) Non-Performance of Covenants. The failure of Debtor or any Obligated Party to timely and properly observe, keep or perform any non-monetary covenant, agreement, warranty or condition required herein or in any of the other Loan Documents following thirty (30) days written notice to cure; or

          (c) Default Under Other Loan Documents. The occurrence of an event of default under any of the other
     Loan Documents; or

          (d) False Representation. Any representation contained herein or in any of the other Loan Documents made by Borrower, Debtor, or any Obligated Party is false or misleading in any material respect; or

          (e) Bankruptcy or Insolvency. If Park, Dougherty, Ravens, Total, Debtor, or any Obligated Party: (i) becomes insolvent, or makes a transfer in fraud of creditors, or makes an assignment for the benefit of creditors, or admits in writing his or its inability to pay his or its debts as they become due; (ii) generally is not paying his or its debts as such debts become due; (iii) has a receiver, trustee or custodian appointed for, or take possession of, all or substantially all of the assets of such party or any of the Collateral, either in a proceeding brought by such party or in a proceeding brought against such party and such appointment is not discharged or such possession is not terminated within sixty (60) days after the effective date thereof or such party consents to or acquiesces in such appointment or possession; (iv) files a petition for relief under the United States Bankruptcy Code or any other present or future federal or state insolvency, bankruptcy or similar laws (all of the foregoing hereinafter collectively called "Applicable Bankruptcy Law") or an involuntary petition for relief is filed against such party under any Applicable Bankruptcy Law and such involuntary petition is not dismissed within sixty (60) days after the filing thereof, or an order for relief naming such party is entered under any Applicable Bankruptcy Law, or any composition, rearrangement, extension, reorganization or other relief of debtors now or hereafter existing is requested or consented to by such party; (v) fails to have discharged within a period of sixty (60) days any attachment, sequestration or similar writ levied upon any property of such party; or (vi) fails to pay within thirty
     (30) days any final money judgment against such party.

          (f) Execution on Collateral. The Collateral or any portion thereof is taken on execution or other process of law in any action against Debtor; or

          (g) Liquidation or Related Events. The liquidation, dissolution, merger or consolidation of any one or more of Borrower or any Obligated Party not otherwise permitted in advance or approved by Secured Party in writing upon written request therefor by Debtor..

     8. Remedies and Related Rights. If an Event of Default shall have occurred and for so long as same continues without cure and any other performance required of the Debtor, and without limiting any other rights and remedies provided herein, under any of the other Loan Documents or otherwise available to Secured Party, Secured Party may exercise one or more of the rights and remedies provided in this Section.

          (a) Remedies. Secured Party may from time to time at its discretion, without limitation and without notice except as expressly provided in any of the Loan Documents:

               (i) exercise in respect of the Collateral all the rights and remedies of a secured party under the Code
          (whether or not the Code applies to the affected
          Collateral);

               (ii)      require Debtor to, and Debtor hereby
          agrees that it will at its expense and upon request of Secured Party, assemble the Collateral as directed by

                              Page8

          Secured Party and make it available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to both parties;

               (iii)     reduce its claim to judgment or
          foreclose or otherwise enforce, in whole or in part, the security interest granted hereunder by any available judicial procedure;

               (iv) sell or otherwise dispose of, at its office, on the premises of Debtor or elsewhere, the Collateral, as a unit or in parcels, by public or private proceedings, and by way of one or more contracts (it being agreed that the sale or other disposition of any part of the Collateral shall not exhaust Secured Party's power of sale, but sales or other dispositions may be made from time to time until all of the Collateral has been sold or disposed of or until the Indebtedness has been paid and performed in full), and at any such sale or other disposition it shall not be necessary to exhibit any of the Collateral;

               (v) buy the Collateral, or any portion thereof, at any public sale;

               (vi) buy the Collateral, or any portion thereof, at any private sale if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations;

               (vii)     apply for the appointment of a receiver
          for the Collateral, and Debtor hereby consents to any such appointment; and

               (viii)    at its option, withdraw all amounts on
          deposit in respect of the Collateral and apply the same to the payment of the Indebtedness; and

               (ix) Debtor agrees that in the event Debtor is entitled to receive any notice under the Uniform Commercial Code, as it exists in the state governing any such notice, of the sale or other disposition of any Collateral, reasonable notice shall be deemed given when such notice is deposited in a depository receptacle under the care and custody of the United States Postal Service, postage prepaid, at Debtor's address set forth on the signature page hereof, ten
          (10) days prior to the date of any public sale, or after which a private sale, of any of such Collateral is to be held. Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

          (b) Application of Proceeds. If any Event of Default shall have occurred, Secured Party may at its discretion apply or use any cash held by Secured Party as Collateral, and any cash proceeds received by Secured Party in respect of any sale or other disposition of, collection from, or other realization upon, all or any part of the Collateral as follows in such order and manner as Secured Party may elect:

               (i) to the repayment or reimbursement of the reasonable costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) incurred by Secured Party in connection with (A) the administration of the Loan Documents, (B) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, the Collateral, and (C) the exercise or enforcement of any of the rights and remedies of Secured Party hereunder;

               (ii) to the payment or other satisfaction of any liens and other encumbrances upon the Collateral;

               (iii)     to the satisfaction of the Indebtedness;

               (iv) by holding such cash and proceeds as Collateral;

               (v) to the payment of any other amounts required by applicable law (including without limitation, Section 9.504(a)(3) of the Code or any other applicable statutory provision); and

               (vi) by delivery to Debtor or any other party lawfully entitled to receive such cash or proceeds whether by direction of a court of competent jurisdiction or otherwise.

          (c) Deficiency. In the event that the proceeds of any sale of, collection from, or other realization upon, all or any part of the Collateral by Secured Party are insufficient to pay all amounts to which Secured Party is legally entitled, Debtor and any party who guaranteed or is otherwise obligated to pay all or any portion of the Indebtedness shall be liable for the deficiency, together with interest thereon as provided in the Loan Documents.

          (d) Non-Judicial Remedies. In granting to Secured Party the power to enforce its rights hereunder without prior judicial process or judicial hearing, Debtor expressly waives, renounces and knowingly relinquishes any legal right which might otherwise require Secured Party to enforce its rights by judicial process. Debtor recognizes and concedes that non-judicial remedies are consistent with the usage of trade, are responsive to commercial necessity and are the result of a bargain at arm's length. Nothing herein is intended to prevent Secured Party or Debtor from resorting to judicial process at either party's option.

          (e) Other Recourse. Debtor waives any right to require Secured Party to proceed against any third party, exhaust any Collateral or other security for the Indebtedness, or to have any third party joined with Debtor in any suit arising out of the Indebtedness or any of the Loan Documents, or pursue any other remedy available to Secured Party. Debtor further waives any and all notice of acceptance of this Agreement and of the creation, modification, rearrangement, renewal or extension of the Indebtedness. Debtor further waives any defense arising by reason of any disability or other defense of any third party or by reason of the cessation from any cause whatsoever of the liability of any third party. Until all of the Indebtedness shall have been paid in full, Debtor shall have no right of subrogation and Debtor waives the right to enforce any remedy which Secured Party has or may hereafter have against any third party, and waives any benefit of and any right to participate in any other security whatsoever now or hereafter held by Secured Party. Debtor authorizes Secured Party, and without notice or demand and without any reservation of rights against Debtor and without affecting Debtor's liability hereunder or on the Indebtedness to (i) take or hold any other property of any type from any third party as security for the Indebtedness, and exchange, enforce, waive and release any or all of such other property, (ii) apply such other property and direct the order or manner of sale thereof as Secured Party may in its discretion determine, (iii) renew, extend, accelerate, modify, compromise, settle or release any of the Indebtedness or other security for the Indebtedness, (iv) waive, enforce or modify any of the provisions of any of the Loan Documents executed by any third party, and (v) release or substitute any third party.

     9. Indemnity. Debtor hereby indemnifies and agrees to hold harmless Secured Party, and its officers, directors, employees, agents and representatives (each an "Indemnified Person") from and against any and all liabilities, obligations, claims, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature (collectively, the "Claims") which may be imposed on, incurred by, or asserted against, any Indemnified Person arising in connection with the Loan Documents, the Indebtedness, or the Collateral (including without limitation, the enforcement of the Loan Documents and the defense of any Indemnified Person's actions and/or inactions in connection with the Loan Documents). WITHOUT LIMITATION, THE FOREGOING INDEMNITIES SHALL APPLY TO EACH INDEMNIFIED PERSON WITH RESPECT TO ANY CLAIMS WHICH IN WHOLE OR IN PART ARE CAUSED BY OR ARISE OUT OF THE NEGLIGENCE OF SUCH AND/OR ANY OTHER INDEMNIFIED PERSON, except to the limited extent the Claims against an Indemnified Person are proximately caused by such Indemnified Person's gross negligence or willful misconduct. If Debtor or any third party ever alleges such gross negligence or willful misconduct by any Indemnified Person, the indemnification provided for in this Section shall nonetheless be paid upon demand, subject to later adjustment or reimbursement, until such time as a court of competent jurisdiction enters a final judgment as to the extent and effect of the alleged gross negligence or willful misconduct. The indemnification provided for in this Section shall survive the termination of this Agreement and shall extend and continue to benefit each individual or entity who is or has at any time been an Indemnified Person hereunder.

     10.  Miscellaneous.

          (a) Entire Agreement. This Agreement contains the entire agreement of Secured Party and Debtor with respect to the Collateral. If the parties hereto are parties to any prior agreement, either written or oral, relating to the Collateral, the terms of this Agreement shall amend and supersede the terms of such prior agreements as to transactions on or after the effective date of this Agreement, but all security agreements, financing statements, guaranties, other contracts and notices for the benefit of Secured Party shall continue in full force and effect to secure the Indebtedness unless Secured Party specifically releases its rights thereunder by separate release.

          (b) Amendment. No modification, consent or amendment of any provision of this Agreement or any of the other Loan Documents shall be valid or effective unless the same is in writing and signed by the party against whom it is sought to be enforced.

          (c) Actions by Secured Party. The lien, security interest and other security rights of Secured Party hereunder shall not be impaired by (i) any renewal, extension, increase or modification with respect to the Indebtedness, (ii) any surrender, compromise, release, renewal, extension, exchange or substitution which Secured Party may grant with respect to the Collateral, (iii) any release or indulgence granted to any co-maker, endorser, guarantor or surety of the Indebtedness, or (iv) the assumption of the obligations of Borrower in respect of the Indebtedness by any other person or entity affiliated with the Borrower or any of Borrower's subsidiaries and their respective successors or assigns. The taking of additional security by Secured Party shall not release or impair the lien, security interest or other security rights of Secured Party hereunder or affect the obligations of Debtor hereunder.

          (d) Waiver by Secured Party. Secured Party may waive any Event of Default without waiving any other prior or subsequent Event of Default. Secured Party may remedy any default without waiving the Event of Default remedied. Neither the failure by Secured Party to exercise, nor the delay by Secured Party in exercising, any right or remedy upon any Event of Default shall be construed as a waiver of such Event of Default or as a waiver of the right to exercise any such right or remedy at a later date. No single or partial exercise by Secured Party of any right or remedy hereunder shall exhaust the same or shall preclude any other or further exercise thereof, and every such right or remedy hereunder may be exercised at any time. No waiver of any provision hereof or consent to any departure by Debtor therefrom shall be effective unless the same shall be in writing and signed by Secured Party and then such waiver or consent shall be effective only in the specific instances, for the purpose for which given and to the extent therein specified. No notice to or demand on Debtor in any case shall of itself entitle Debtor to any other or further notice or demand in similar or other circumstances.

          (e) Costs and Expenses. Debtor will upon demand pay to Secured Party the amount of any and all costs and expenses (including without limitation, attorneys' fees and expenses), which Secured Party may incur in connection with
     (i) the transactions which give rise to the Loan Documents,
     (ii) the preparation of this Agreement and the perfection and preservation of the security interests granted under the Loan Documents, (iii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, the Collateral, (iv) the exercise or enforcement of any of the rights of Secured Party under the Loan Documents, or (v) the failure by Debtor to perform or observe any of the provisions hereof.

          (f)  GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED
     BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF
     TEXAS AND APPLICABLE FEDERAL LAWS.

          (g) Venue. This Agreement has been entered into in Dallas County, Texas and it shall be performable for all purposes in such county. Courts within the State of Texas shall have jurisdiction over any and all disputes arising under or pertaining to this Agreement and venue for any such disputes shall be in Dallas County, Texas.

          (h) Severability. If any provision of this Agreement is held by a court of competent jurisdiction to be illegal, invalid or unenforceable under present or future laws, such provision shall be fully severable, shall not impair or invalidate the remainder of this Agreement and the effect thereof shall be confined to the provision held to be illegal, invalid or unenforceable.

          (i) No Obligation. Nothing contained herein shall be construed as an obligation on the part of Secured Party to extend or continue to extend credit to Borrower.

          (j) Notices. All notices, requests, demands or other communications required or permitted to be given pursuant to this Agreement shall be in writing and given by (i) personal delivery, (ii) expedited delivery service with proof of delivery, or (iii) United States mail, postage prepaid, registered or certified, return receipt requested, sent to the intended addressee at the address set forth on the signature page hereof or to such different address as the addressee shall have designated by written notice sent pursuant to the terms hereof and shall be deemed to have been received either, in the case of personal delivery, at the time of personal delivery, in the case of expedited delivery service, as the date of first attempted delivery at the address and in the manner provided herein, or in the case of mail, upon deposit in a depository receptacle under the care and custody of the United States Postal Service. Either party shall have the right to change his or its address for notice hereunder to any other location within the continental United States by notice to the other party of such new address at least thirty (30) days prior to the effective date of such new address.
          (k) Binding Effect and Assignment. This Agreement (i) creates a continuing security interest in the Collateral,
     (ii) shall be binding on Debtor and the heirs, executors, administrators and personal representatives of Debtor, and
     (iii) shall inure to the benefit of Secured Party and its successors and assigns. Without limiting the generality of the foregoing, Secured Party may pledge, assign or otherwise transfer the Indebtedness and its rights under this Agreement and any of the other loan Documents to nay other party. Debtor's rights and obligations hereunder may not be assigned or otherwise transferred without the prior written consent of Secured Party.

          (l) Termination. Upon the satisfaction in full of the Indebtedness, or written release or termination delivered by Secured Party to Debtor, this Agreement and the security interests created hereby shall terminate. Upon termination of this Agreement and Debtor's written request, Secured Party will, at Debtor's sole cost and expense, return to Debtor such of the Collateral as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof and execute and deliver to Debtor such documents as Debtor shall reasonably request to evidence such termination.

          (m) Cumulative Rights. All rights and remedies of Secured Party hereunder are cumulative of each other and of every other right or remedy which Secured Party may otherwise have at law or in equity or under any of the other Loan Documents, and the exercise of one or more of such rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of any other rights or remedies.

          (n) Gender and Number. Within this Agreement, words of any gender shall be held and construed to include the other gender, and words in the singular number shall be held and construed to include the plural and words in the plural number shall be held and construed to include the singular, unless in each instance the context requires otherwise.

          (o)  Descriptive Headings.  The headings in this
     Agreement are for convenience only and shall in no way enlarge, limit or define the scope or meaning of the various and several provisions hereof.

     EXECUTED as of the date first written above.

     Debtor's Address:                  DEBTOR:
     ----------------------
     10711 Preston Road, Suite 250
     Dallas, Texas 75230           PARK INFUSION SERVICES, LP,
                                   a Texas limited partnership

                                   By: Park Operating GP, LLC,
                                     a Texas limited liability
                                     company

                                   By:/s/ Thomas R. Baker
                                     ---------------------------
                                    Thomas R. Baker, President

     Secured Party's Address:           BANK:
----------------------------------------
     Bank of Texas, N.A.
     5956 Sherry Lane, Suite 1100            BANK OF TEXAS, N.A.
     Dallas, Texas 75225
     Attention: David J. Broussard, Jr.
               Senior Vice President    By: /s/ Frank A. Sewell, IV
                                           -------------------------
                                          Frank A. Sewell, IV
                                          Banking Officer

                  PLEDGE AND SECURITY AGREEMENT
                 ------------------------------
     DOUGHERTY'S PHARMACY, INC.
                    (AUGUST, 2000 FACILITY)


     THIS PLEDGE AND SECURITY AGREEMENT (this "Agreement") is made as of the10th day of August, 2000, by Dougherty's Pharmacy, Inc. (hereinafter called "Debtor"), in favor of BANK OF TEXAS,
N.A. ("Bank"). Debtor hereby agrees with Bank as follows:

     1.   Definitions.   As used in this Agreement, the following
terms shall have the meanings indicated below:

          (a) The term "Borrower" shall mean Debtor, Park Pharmacy Corporation ("Park"), a Colorado corporation, RX-Pro.Com, Inc. ("RX"), a Texas corporation, Ravens Pharmacy, Inc. ("Ravens"), a Texas corporation, Total Pharmacy Supply, Inc. ("Total"), a Texas corporation, Park Infusion Services, LP ("PIS"), a Texas limited partnership, who are jointly and severally indebted to Bank..

          (b)  The term "Code" shall mean the Uniform Commercial
     Code as in effect in the State of Texas on the date of this Agreement or as it may hereafter be amended from time to time.

          (c) The term "Collateral" shall mean all machinery, furniture, fixtures and equipment, and also all accounts receivable, inventory, accounts, instruments, documents, chattel paper, commercial tort claims, deposit accounts, letters of credit rights or letters of credit or rights to payment for money or sums advanced or sold, securities, certificates, general intangibles, payment intangibles, and any other tangible personal property or intangible personal property of every kind and character now located at Debtor's places of business or otherwise in Debtor's possession or control, or in the case of certain items of the Collateral requiring Bank to have possession to be perfected any of those items in the possession of, or at any time and from time to time hereafter delivered to, Secured Party (as hereinafter defined) or its agents, together with all certificates, options, rights or other distributions issued as an addition to, in substitution of, or in exchange for, or on account of, any of the foregoing, including without limitation, any property specifically described on Schedule "A" attached hereto and made a part hereof.

          (d)  The term "Indebtedness" shall mean all
     indebtedness of Borrower now or hereafter owing to Secured Party pursuant to that certain Loan Agreement dated of even date herewith, executed by Borrower and Secured Party (the "Loan Agreement") and evidenced by a Revolving Line of Credit Note, a Term Equipment Note, and an Acquisition Line of Credit Note, all dated of even date herewith, executed by Borrower to and for the benefit of Secured Party, in the original principal amounts of $1,500,000.00 and $1,300,000.00 and
     $5,000,000.00, respectively, together with any other obligation or indebtedness due from Debtor to Secured Party in accordance with the terms of the Loan Documents, including without limitation any additional note to be executed by Borrower and payable to the order of Secured Party in accordance with the provisions of the Loan Agreement in respect of the Acquisition Line of Credit Note (collectively referred to herein as the "Note" or the "Notes"as the context requires), (ii) all accrued but unpaid interest on any of the indebtedness described in (i) above,
     (iii) all obligations owing to Secured Party under any documents evidencing, securing, governing and/or pertaining to all or any part of the indebtedness described in (i) and
     (ii) above, (iv) all costs and expenses incurred by Secured Party in connection with the collection and administration of all or any part of the indebtedness and obligations described in (i), (ii) and (iii) above or the protection or preservation of, or realization upon, the collateral securing all or any part of such indebtedness and obligations, including without limitation all reasonable attorneys' fees, and (v) all renewals, extensions, modifications and rearrangements of the indebtedness and obligations described in (i), (ii), (iii) and (iv) above.

          (e) The term "Loan Documents" shall mean all instruments and documents evidencing, securing, governing, guaranteeing and/or pertaining to the Indebtedness.

          (f) The term "Obligated Party" shall mean any party other than Borrower who secures, guarantees and/or is otherwise obligated to pay all or any portion of the Indebtedness.

          (g) The term "Secured Party" shall mean Bank, its successors and assigns, including without limitation, any party to whom Bank, or its successors or assigns, may assign its rights and interests under this Agreement.

          (h) Other capitalized terms not defined herein shall have the meaning ascribed to them in the Loan Agreement of even date herewith.

     All words and phrases used herein which are expressly defined in Section 1.201 of Chapter 9 of the Code shall have the meaning provided for therein. Other words and phrases defined elsewhere in the Code shall have the meaning specified therein except to the extent such meaning is inconsistent with a definition in Section 1.201 or Chapter 9 of the Code.

     2.   Security Interest.  As security for the Indebtedness,
Debtor, for value received, hereby grants to Secured Party a continuing security interest in the Collateral.

     3. Representations and Warranties. Debtor hereby represents and warrants the following to Secured Party:

          (a) Enforceability. This Agreement and Guaranty constitute legal, valid and binding obligations of Debtor, enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors' rights and except to the extent specific remedies may generally be limited by equitable principles.
          (b) Ownership and Liens. Debtor has good and marketable title to the Collateral free and clear of all liens, security interests, encumbrances or adverse claims, except for the security interest created by this Agreement. Other than in the ordinary course of business for a non-material matter, no dispute, right of setoff, counterclaim or defense exists with respect to all or any part of the Collateral. Debtor has not executed any other security agreement currently affecting the Collateral and no effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office except as may have been executed or filed in favor of Secured Party.

          (c) No Conflicts or Consents. Neither the ownership, the intended use of the Collateral by Debtor, the grant of the security interest by Debtor to Secured Party herein nor the exercise by Secured Party of its rights or remedies hereunder, will (i) conflict with any provision of (A) any domestic or foreign law, statute, rule or regulation, or (B) any agreement, judgment, license, order or permit applicable to or binding upon Debtor, or (ii) result in or require the creation of any lien, charge or encumbrance upon any assets or properties of Debtor or of any person except as may be expressly contemplated in the Loan Documents. Except as expressly contemplated in the Loan Documents, no consent, approval, authorization or order of, and no notice to or filing with, any court, governmental authority or third party is required in connection with the grant by Debtor of the security interest herein or the exercise by Secured Party of its rights and remedies hereunder.

          (d) Security Interest. Debtor has and will have at all times full right, power and authority to grant a security interest in the Collateral to Secured Party in the manner provided herein, free and clear of any lien, security interest or other charge or encumbrance. This Agreement creates a legal, valid and binding security interest in favor of Secured Party in the Collateral securing the Indebtedness. Possession by Secured Party of all certificates, instruments and cash constituting Collateral from time to time and/or the filing of the financing statements delivered prior hereto and/or concurrently herewith by Debtor to Secured Party will perfect and establish the first priority of Secured Party's security interest hereunder in the Collateral.

          (e) Location. Debtor's chief executive office and the office where the records concerning the Collateral are kept is located at the address set forth on the signature page hereof.

          (f) Solvency of Debtor. As of the date hereof, and after giving effect to this Agreement and the completion of all other transactions contemplated by Debtor at the time of the execution of this Agreement, (i) Debtor is and will be solvent, (ii) the fair saleable value of Debtor's assets exceeds and will continue to exceed Debtor's liabilities (both fixed and contingent), and (iii) Debtor is paying and will continue to be able to pay his debts as they mature. Solely for purposes of this warranty by the Debtor, and without affecting, modifying or otherwise amending any provision of any Loan Documents, Debtor's assessment of its solvency includes a claim of subrogation or contribution against each of the other entities comprising Borrower and/or a Guarantor (as defined in the Loan Documents) and/or any other obligated party in the event Debtor should pay more than its ratable share of the Indebtedness.

          (g) Chattel Paper, Documents and Instruments. The chattel paper, documents and instruments of Debtor pledged hereunder have only one original counterpart and no party other than Debtor or Secured Party is in actual or constructive possession of any such chattel paper, documents or instruments.

     4. Affirmative Covenants. Debtor will comply with the covenants contained in this Section 4 at all times during the period of time this Agreement is effective unless Secured Party shall otherwise consent in writing.

          (a) Ownership and Liens. Debtor will maintain good and marketable title to all Collateral free and clear of all liens, security interests, encumbrances or adverse claims, except for the security interest created by this Agreement and the security interests and other encumbrances expressly permitted by the other Loan Documents. Other than in the ordinary course of business for non-material matters, Debtor will not permit any dispute, right of setoff, counterclaim or defense to exist with respect to all or any part of the Collateral. Debtor will not cause any financing statement or other security instrument with respect to the Collateral to be terminated, except as may exist or as may have been filed in favor of Secured Party. Debtor will defend at his expense Secured Party's right, title and security interest in and to the Collateral against the claims of any third party.

          (b) Further Assurances. Debtor will from time to time at his expense promptly execute and deliver all further instruments and documents and take all further action necessary or appropriate or that Secured Party may request in order (i) to perfect and protect the security interest created or purported to be created hereby and the first priority of such security interest, (ii) to enable Secured Party to exercise and enforce its rights and remedies hereunder in respect of the Collateral, and (iii) to otherwise effect the purposes of this Agreement, including without limitation, executing and filing such financing or continuation statements, or amendments thereto.

          (c) Payment of Taxes. Debtor (i) will timely pay all property and other taxes, assessments and governmental charges or levies imposed upon the Collateral or any part thereof, (ii) will timely pay all lawful claims which, if unpaid, might become a lien or charge upon the Collateral or any part thereof, and (iii) will maintain appropriate accruals and reserves for all such liabilities in a timely fashion in accordance with generally accepted accounting principles. Debtor may, however, delay paying or discharging any such taxes, assessments, charges, claims or liabilities so long as the validity thereof is contested in good faith by proper proceedings and provided Debtor has set aside adequate reserves therefor.

          (d) Chattel Paper, Documents and Instruments. Debtor will take such action as may be requested by Secured Party in order to cause any chattel paper, documents or instruments to be valid and enforceable and will cause all chattel paper to have only one original counterpart. Upon request by Secured Party, Debtor will deliver to Secured Party all originals of chattel paper, documents or instruments and will mark all chattel paper with a legend indicating that such chattel paper is subject to the security interest granted hereunder.

          (e) Insurance. Debtor will insure the Collateral against perils of loss and/or liability and name Secured Party as an additional insured on all such policies of insurance in an amount not less than the amount of the original amount of the Indebtedness. All such insurance shall be with such carriers as Secured Party may reasonably approve. Debtor shall provide Secured Party with evidence of Debtor's compliance with this provision and with evidence of renewal of all such coverages throughout the term that any of the Indebtedness remains outstanding and unpaid.
     Upon request of Secured Party, Debtor will provide evidence of payment of renewal premiums and/or with updated policies, certificates of insurance or other evidence of Debtor's compliance with this provision at no cost or expense to Secured Party.

     5. Negative Covenants. Debtor will comply with the covenants contained in this Section 5 at all times during the period of time this Agreement is effective, unless Secured Party shall otherwise consent in writing.

          (a) Transfer or Encumbrance. Other than in the ordinary course of business, Debtor will not (i) sell, assign (by operation of law or otherwise), transfer, exchange, lease or otherwise dispose of any of the Collateral, (ii) grant a lien or security interest in or execute, file or record any financing statement or other security instrument with respect to the Collateral to any party other than Secured Party, or (iii) deliver actual or constructive possession of the Collateral to any party other than Secured Party.

          (b) Impairment of Security Interest. Debtor will not take or fail to take any action which would in any manner impair the value or enforceability of Secured Party's security interest in any Collateral.

          (c) Possession of Collateral. Debtor will on or before the date hereof, deliver possession of any part of the Collateral to Secured Party where possession by Secured
     Party is required for perfection.

          (d) Financing Statement Filings. Debtor recognizes that financing statements pertaining to the Collateral will be or may be filed where Debtor maintains any Collateral, has its records concerning any Collateral or has its principal place of business/ residence. Without limitation of any other covenant herein, Debtor will not cause or permit any change in the location of Debtor's office to a jurisdiction other than as represented in Section 3(e) unless Debtor shall have notified Secured Party in writing of such change at least thirty (30) days prior to the effective date of such change, and shall have first taken all action required by Secured Party for the purpose of further perfecting or protecting the security interest in favor of Secured Party in the Collateral. In any written notice furnished pursuant to this Section 5(d), Debtor will expressly state that the notice is required by this Agreement and contains facts that may require additional filings of financing statements or other notices for the purpose of continuing perfection of Secured Party's security interest in the Collateral.

     6. Rights of Secured Party. Secured Party shall have the rights contained in this Section 6 at all times during the period of time this Agreement is effective.

          (a) Additional Financing Statements Filings. Debtor hereby authorizes Secured Party to file, without the signature of Debtor, one or more financing or continuation statements, and amendments thereto, relating to the Collateral. Debtor further agrees that a carbon, photographic or other reproduction of this Security
     Agreement or any financing statement describing any Collateral is sufficient as a financing statement and may be filed in any jurisdiction Secured Party may deem appropriate.

          (b) Power of Attorney. Debtor hereby irrevocably appoints Secured Party as Debtor's attorney-in-fact, such power of attorney being coupled with an interest, with full authority in the place and stead of Debtor and in the name of Debtor or otherwise from and after an Event of Default, and thereafter until such Event of Default has been cured and any other action, performance or assurance required of the Debtor has been performed or delivered from time to time and until released by the Secured Party in its sole and absolute discretion, to take any action and to execute any instrument which Secured Party may deem necessary or appropriate to accomplish the purposes of this Agreement, including without limitation: (i) to demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of the Collateral; (ii) to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection with clause (i) above; and (iii) to file any claims or take any action or institute any proceedings which Secured Party may deem necessary or appropriate for the collection and/or preservation of the Collateral or otherwise to enforce the rights of Secured Party with respect to the Collateral.

          (c) Performance by Secured Party. If Debtor fails to perform any agreement or obligation provided herein, Secured Party may itself perform, or cause performance of, such agreement or obligation, and the expenses of Secured Party incurred in connection therewith shall be a part of the Indebtedness, secured by the Collateral and payable by Debtor on demand.

     7. Events of Default. Each of the following constitutes an "Event of Default" under this Agreement:

          (a) Failure to Pay Indebtedness. The failure, refusal or neglect of Borrower, or any Obligated Party to make any payment of principal or interest on the Indebtedness, or any portion thereof, as the same shall become due and payable and following ten (10) days written notice to cure the initial failure to pay an installment; or

          (b) Non-Performance of Covenants. The failure of Debtor or any Obligated Party to timely and properly observe, keep or perform any non-monetary covenant, agreement, warranty or condition required herein or in any of the other Loan Documents following thirty (30) days written notice to cure; or

          (c) Default Under Other Loan Documents. The occurrence of an event of default under any of the other
     Loan Documents; or

          (d) False Representation. Any representation contained herein or in any of the other Loan Documents made by Borrower, Debtor, or any Obligated Party is false or misleading in any material respect; or

          (e) Bankruptcy or Insolvency. If Park, RX, Ravens, Total, PIS, Debtor, or any Obligated Party: (i) becomes insolvent, or makes a transfer in fraud of creditors, or makes an assignment for the benefit of creditors, or admits in writing his or its inability to pay his or its debts as they become due; (ii) generally is not paying his or its debts as such debts become due; (iii) has a receiver, trustee or custodian appointed for, or take possession of, all or substantially all of the assets of such party or any of the Collateral, either in a proceeding brought by such party or in a proceeding brought against such party and such appointment is not discharged or such possession is not terminated within sixty (60) days after the effective date thereof or such party consents to or acquiesces in such appointment or possession; (iv) files a petition for relief under the United States Bankruptcy Code or any other present or future federal or state insolvency, bankruptcy or similar laws (all of the foregoing hereinafter collectively called "Applicable Bankruptcy Law") or an involuntary petition for relief is filed against such party under any Applicable Bankruptcy Law and such involuntary petition is not dismissed within sixty (60) days after the filing thereof, or an order for relief naming such party is entered under any Applicable Bankruptcy Law, or any composition, rearrangement, extension, reorganization or other relief of debtors now or hereafter existing is requested or consented to by such party; (v) fails to have discharged within a period of sixty (60) days any attachment, sequestration or similar writ levied upon any property of such party; or (vi) fails to pay within thirty
     (30) days any final money judgment against such party.

          (f) Execution on Collateral. The Collateral or any portion thereof is taken on execution or other process of law in any action against Debtor; or

          (g) Liquidation or Related Events. The liquidation, dissolution, merger or consolidation of any one or more of Borrower or any Obligated Party not otherwise permitted in advance or approved by Secured Party in writing upon written request therefor by Debtor..

     8. Remedies and Related Rights. If an Event of Default shall have occurred and for so long as same continues without cure and any other performance required of the Debtor, and without limiting any other rights and remedies provided herein, under any of the other Loan Documents or otherwise available to Secured Party, Secured Party may exercise one or more of the rights and remedies provided in this Section.

          (a) Remedies. Secured Party may from time to time at its discretion, without limitation and without notice except as expressly provided in any of the Loan Documents:

               (i) exercise in respect of the Collateral all the rights and remedies of a secured party under the Code
          (whether or not the Code applies to the affected
          Collateral);

               (ii)      require Debtor to, and Debtor hereby
          agrees that it will at its expense and upon request of Secured Party, assemble the Collateral as directed by

          Secured Party and make it available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to both parties;

               (iii)     reduce its claim to judgment or
          foreclose or otherwise enforce, in whole or in part, the security interest granted hereunder by any available judicial procedure;

               (iv) sell or otherwise dispose of, at its office, on the premises of Debtor or elsewhere, the Collateral, as a unit or in parcels, by public or private proceedings, and by way of one or more contracts (it being agreed that the sale or other disposition of any part of the Collateral shall not exhaust Secured Party's power of sale, but sales or other dispositions may be made from time to time until all of the Collateral has been sold or disposed of or until the Indebtedness has been paid and performed in full), and at any such sale or other disposition it shall not be necessary to exhibit any of the Collateral;

               (v) buy the Collateral, or any portion thereof, at any public sale;

               (vi) buy the Collateral, or any portion thereof, at any private sale if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations;

               (vii)     apply for the appointment of a receiver
          for the Collateral, and Debtor hereby consents to any such appointment; and

               (viii)    at its option, withdraw all amounts on
          deposit in respect of the Collateral and apply the same to the payment of the Indebtedness; and

               (ix) Debtor agrees that in the event Debtor is entitled to receive any notice under the Uniform Commercial Code, as it exists in the state governing any such notice, of the sale or other disposition of any Collateral, reasonable notice shall be deemed given when such notice is deposited in a depository receptacle under the care and custody of the United States Postal Service, postage prepaid, at Debtor's address set forth on the signature page hereof, ten
          (10) days prior to the date of any public sale, or after which a private sale, of any of such Collateral is to be held. Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

          (b) Application of Proceeds. If any Event of Default shall have occurred, Secured Party may at its discretion apply or use any cash held by Secured Party as Collateral, and any cash proceeds received by Secured Party in respect of any sale or other disposition of, collection from, or other realization upon, all or any part of the Collateral as follows in such order and manner as Secured Party may elect:

               (i) to the repayment or reimbursement of the reasonable costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) incurred by Secured Party in connection with (A) the administration of the Loan Documents, (B) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, the Collateral, and (C) the exercise or enforcement of any of the rights and remedies of Secured Party hereunder;

               (ii) to the payment or other satisfaction of any liens and other encumbrances upon the Collateral;

               (iii)     to the satisfaction of the Indebtedness;

               (iv) by holding such cash and proceeds as Collateral;

               (v) to the payment of any other amounts required by applicable law (including without limitation, Section 9.504(a)(3) of the Code or any other applicable statutory provision); and

               (vi) by delivery to Debtor or any other party lawfully entitled to receive such cash or proceeds whether by direction of a court of competent jurisdiction or otherwise.

          (c) Deficiency. In the event that the proceeds of any sale of, collection from, or other realization upon, all or any part of the Collateral by Secured Party are insufficient to pay all amounts to which Secured Party is legally entitled, Debtor and any party who guaranteed or is otherwise obligated to pay all or any portion of the Indebtedness shall be liable for the deficiency, together with interest thereon as provided in the Loan Documents.

          (d) Non-Judicial Remedies. In granting to Secured Party the power to enforce its rights hereunder without prior judicial process or judicial hearing, Debtor expressly waives, renounces and knowingly relinquishes any legal right which might otherwise require Secured Party to enforce its rights by judicial process. Debtor recognizes and concedes that non-judicial remedies are consistent with the usage of trade, are responsive to commercial necessity and are the result of a bargain at arm's length. Nothing herein is intended to prevent Secured Party or Debtor from resorting to judicial process at either party's option.

          (e) Other Recourse. Debtor waives any right to require Secured Party to proceed against any third party, exhaust any Collateral or other security for the Indebtedness, or to have any third party joined with Debtor in any suit arising out of the Indebtedness or any of the Loan Documents, or pursue any other remedy available to Secured Party. Debtor further waives any and all notice of acceptance of this Agreement and of the creation, modification, rearrangement, renewal or extension of the Indebtedness. Debtor further waives any defense arising by reason of any disability or other defense of any third party or by reason of the cessation from any cause whatsoever of the liability of any third party. Until all of the Indebtedness shall have been paid in full, Debtor shall have no right of subrogation and Debtor waives the right to enforce any remedy which Secured Party has or may hereafter have against any third party, and waives any benefit of and any right to participate in any other security whatsoever now or hereafter held by Secured Party. Debtor authorizes Secured Party, and without notice or demand and without any reservation of rights against Debtor and without affecting Debtor's liability hereunder or on the Indebtedness to (i) take or hold any other property of any type from any third party as security for the Indebtedness, and exchange, enforce, waive and release any or all of such other property, (ii) apply such other property and direct the order or manner of sale thereof as Secured Party may in its discretion determine, (iii) renew, extend, accelerate, modify, compromise, settle or release any of the Indebtedness or other security for the Indebtedness, (iv) waive, enforce or modify any of the provisions of any of the Loan Documents executed by any third party, and (v) release or substitute any third party.

     9. Indemnity. Debtor hereby indemnifies and agrees to hold harmless Secured Party, and its officers, directors, employees, agents and representatives (each an "Indemnified Person") from and against any and all liabilities, obligations, claims, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature (collectively, the "Claims") which may be imposed on, incurred by, or asserted against, any Indemnified Person arising in connection with the Loan Documents, the Indebtedness, or the Collateral (including without limitation, the enforcement of the Loan Documents and the defense of any Indemnified Person's actions and/or inactions in connection with the Loan Documents). WITHOUT LIMITATION, THE FOREGOING INDEMNITIES SHALL APPLY TO EACH INDEMNIFIED PERSON WITH RESPECT TO ANY CLAIMS WHICH IN WHOLE OR IN PART ARE CAUSED BY OR ARISE OUT OF THE NEGLIGENCE OF SUCH AND/OR ANY OTHER INDEMNIFIED PERSON, except to the limited extent the Claims against an Indemnified Person are proximately caused by such Indemnified Person's gross negligence or willful misconduct. If Debtor or any third party ever alleges such gross negligence or willful misconduct by any Indemnified Person, the indemnification provided for in this Section shall nonetheless be paid upon demand, subject to later adjustment or reimbursement, until such time as a court of competent jurisdiction enters a final judgment as to the extent and effect of the alleged gross negligence or willful misconduct. The indemnification provided for in this Section shall survive the termination of this Agreement and shall extend and continue to benefit each individual or entity who is or has at any time been an Indemnified Person hereunder.

     10.  Miscellaneous.

          (a) Entire Agreement. This Agreement contains the entire agreement of Secured Party and Debtor with respect to the Collateral. If the parties hereto are parties to any prior agreement, either written or oral, relating to the Collateral, the terms of this Agreement shall amend and supersede the terms of such prior agreements as to transactions on or after the effective date of this Agreement, but all security agreements, financing statements, guaranties, other contracts and notices for the benefit of Secured Party shall continue in full force and effect to secure the Indebtedness unless Secured Party specifically releases its rights thereunder by separate release.

          (b) Amendment. No modification, consent or amendment of any provision of this Agreement or any of the other Loan Documents shall be valid or effective unless the same is in writing and signed by the party against whom it is sought to be enforced.

          (c) Actions by Secured Party. The lien, security interest and other security rights of Secured Party hereunder shall not be impaired by (i) any renewal, extension, increase or modification with respect to the Indebtedness, (ii) any surrender, compromise, release, renewal, extension, exchange or substitution which Secured Party may grant with respect to the Collateral, (iii) any release or indulgence granted to any co-maker, endorser, guarantor or surety of the Indebtedness, or (iv) the assumption of the obligations of Borrower in respect of the Indebtedness by any other person or entity affiliated with the Borrower or any of Borrower's subsidiaries and their respective successors or assigns. The taking of additional security by Secured Party shall not release or impair the lien, security interest or other security rights of Secured Party hereunder or affect the obligations of Debtor hereunder.

          (d) Waiver by Secured Party. Secured Party may waive any Event of Default without waiving any other prior or subsequent Event of Default. Secured Party may remedy any default without waiving the Event of Default remedied. Neither the failure by Secured Party to exercise, nor the delay by Secured Party in exercising, any right or remedy upon any Event of Default shall be construed as a waiver of such Event of Default or as a waiver of the right to exercise any such right or remedy at a later date. No single or partial exercise by Secured Party of any right or remedy hereunder shall exhaust the same or shall preclude any other or further exercise thereof, and every such right or remedy hereunder may be exercised at any time. No waiver of any provision hereof or consent to any departure by Debtor therefrom shall be effective unless the same shall be in writing and signed by Secured Party and then such waiver or consent shall be effective only in the specific instances, for the purpose for which given and to the extent therein specified. No notice to or demand on Debtor in any case shall of itself entitle Debtor to any other or further notice or demand in similar or other circumstances.

          (e) Costs and Expenses. Debtor will upon demand pay to Secured Party the amount of any and all costs and expenses (including without limitation, attorneys' fees and expenses), which Secured Party may incur in connection with
     (i) the transactions which give rise to the Loan Documents,
     (ii) the preparation of this Agreement and the perfection and preservation of the security interests granted under the Loan Documents, (iii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, the Collateral, (iv) the exercise or enforcement of any of the rights of Secured Party under the Loan Documents, or (v) the failure by Debtor to perform or observe any of the provisions hereof.

          (f)  GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED
     BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF
     TEXAS AND APPLICABLE FEDERAL LAWS.

          (g) Venue. This Agreement has been entered into in Dallas County, Texas and it shall be performable for all purposes in such county. Courts within the State of Texas shall have jurisdiction over any and all disputes arising under or pertaining to this Agreement and venue for any such disputes shall be in Dallas County, Texas.

          (h) Severability. If any provision of this Agreement is held by a court of competent jurisdiction to be illegal, invalid or unenforceable under present or future laws, such provision shall be fully severable, shall not impair or invalidate the remainder of this Agreement and the effect thereof shall be confined to the provision held to be illegal, invalid or unenforceable.

          (i) No Obligation. Nothing contained herein shall be construed as an obligation on the part of Secured Party to extend or continue to extend credit to Borrower.

          (j) Notices. All notices, requests, demands or other communications required or permitted to be given pursuant to this Agreement shall be in writing and given by (i) personal delivery, (ii) expedited delivery service with proof of delivery, or (iii) United States mail, postage prepaid, registered or certified, return receipt requested, sent to the intended addressee at the address set forth on the signature page hereof or to such different address as the addressee shall have designated by written notice sent pursuant to the terms hereof and shall be deemed to have been received either, in the case of personal delivery, at the time of personal delivery, in the case of expedited delivery service, as the date of first attempted delivery at the address and in the manner provided herein, or in the case of mail, upon deposit in a depository receptacle under the care and custody of the United States Postal Service. Either party shall have the right to change his or its address for notice hereunder to any other location within the continental United States by notice to the other party of such new address at least thirty (30) days prior to the effective date of such new address.
          (k) Binding Effect and Assignment. This Agreement (i) creates a continuing security interest in the Collateral,
     (ii) shall be binding on Debtor and the heirs, executors, administrators and personal representatives of Debtor, and
     (iii) shall inure to the benefit of Secured Party and its successors and assigns. Without limiting the generality of the foregoing, Secured Party may pledge, assign or otherwise transfer the Indebtedness and its rights under this Agreement and any of the other loan Documents to nay other party. Debtor's rights and obligations hereunder may not be assigned or otherwise transferred without the prior written consent of Secured Party.

          (l) Termination. Upon the satisfaction in full of the Indebtedness, or written release or termination delivered by Secured Party to Debtor, this Agreement and the security interests created hereby shall terminate. Upon termination of this Agreement and Debtor's written request, Secured Party will, at Debtor's sole cost and expense, return to Debtor such of the Collateral as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof and execute and deliver to Debtor such documents as Debtor shall reasonably request to evidence such termination.

          (m) Cumulative Rights. All rights and remedies of Secured Party hereunder are cumulative of each other and of every other right or remedy which Secured Party may otherwise have at law or in equity or under any of the other Loan Documents, and the exercise of one or more of such rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of any other rights or remedies.

          (n) Gender and Number. Within this Agreement, words of any gender shall be held and construed to include the other gender, and words in the singular number shall be held and construed to include the plural and words in the plural number shall be held and construed to include the singular, unless in each instance the context requires otherwise.

          (o)  Descriptive Headings.  The headings in this
     Agreement are for convenience only and shall in no way enlarge, limit or define the scope or meaning of the various and several provisions hereof.

     EXECUTED as of the date first written above.

     Debtor's Address:                       DEBTOR:
----------------------
     10711 Preston Road, Suite 250
     Dallas, Texas 75230           DOUGHERTY'S PHARMACY, INC.,
                                        a Texas corporation


                                   By:/s/ Thomas R. Baker
                                     ---------------------------
                                    Thomas R. Baker, President

     Secured Party's Address:                BANK:
---------------------------------------------
     Bank of Texas, N.A.
     5956 Sherry Lane, Suite 1100       BANK OF TEXAS, N.A.
     Dallas, Texas 75225
     Attention: David J. Broussard, Jr.
               Senior Vice President    By:/s/ Frank A. Sewell, IV
                                           -----------------------
                                           Frank A. Sewell, IV
                                            Banking Officer

                  PLEDGE AND SECURITY AGREEMENT
                  ----------------------------
     RAVENS PHARMACY, INC.
                   (AUGUST, 2000 FACILITY)


     THIS PLEDGE AND SECURITY AGREEMENT (this "Agreement") is made as of the10th day of August, 2000, by Ravens Pharmacy, Inc.
(hereinafter called "Debtor"), in favor of BANK OF TEXAS, N.A.
("Bank"). Debtor hereby agrees with Bank as follows:

     1.   Definitions.   As used in this Agreement, the following
terms shall have the meanings indicated below:

          (a) The term "Borrower" shall mean Debtor, Park Pharmacy Corporation ("Park"), a Colorado corporation, RX-Pro.Com, Inc. ("RX"), a Texas corporation, Dougherty's Pharmacy, Inc. ("Dougherty"), a Texas corporation, Total Pharmacy Supply, Inc. ("Total"), a Texas corporation, Park Infusion Services, LP ("PIS"), a Texas limited partnership, who are jointly and severally indebted to Bank..

          (b)  The term "Code" shall mean the Uniform Commercial
     Code as in effect in the State of Texas on the date of this Agreement or as it may hereafter be amended from time to time.

          (c) The term "Collateral" shall mean all machinery, furniture, fixtures and equipment, and also all accounts receivable, inventory, accounts, instruments, documents, chattel paper, commercial tort claims, deposit accounts, letters of credit rights or letters of credit or rights to payment for money or sums advanced or sold, securities, certificates, general intangibles, payment intangibles, and any other tangible personal property or intangible personal property of every kind and character now located at Debtor's places of business or otherwise in Debtor's possession or control, or in the case of certain items of the Collateral requiring Bank to have possession to be perfected any of those items in the possession of, or at any time and from time to time hereafter delivered to, Secured Party (as hereinafter defined) or its agents, together with all certificates, options, rights or other distributions issued as an addition to, in substitution of, or in exchange for, or on account of, any of the foregoing, including without limitation, any property specifically described on Schedule "A" attached hereto and made a part hereof.

          (d)  The term "Indebtedness" shall mean all
     indebtedness of Borrower now or hereafter owing to Secured Party pursuant to that certain Loan Agreement dated of even date herewith, executed by Borrower and Secured Party (the "Loan Agreement") and evidenced by a Revolving Line of Credit Note, a Term Equipment Note, and an Acquisition Line of Credit Note, all dated of even date herewith, executed by Borrower to and for the benefit of Secured Party, in the original principal amounts of $1,500,000.00 and $1,300,000.00 and
     $5,000,000.00, respectively, together with any other obligation or indebtedness due from Debtor to Secured Party in accordance with the terms of the Loan Documents, including without limitation any additional note to be executed by Borrower and payable to the order of Secured Party in accordance with the provisions of the Loan Agreement in respect of the Acquisition Line of Credit Note (collectively referred to herein as the "Note" or the "Notes"as the context requires), (ii) all accrued but unpaid interest on any of the indebtedness described in (i) above,
     (iii) all obligations owing to Secured Party under any documents evidencing, securing, governing and/or pertaining to all or any part of the indebtedness described in (i) and
     (ii) above, (iv) all costs and expenses incurred by Secured Party in connection with the collection and administration of all or any part of the indebtedness and obligations described in (i), (ii) and (iii) above or the protection or preservation of, or realization upon, the collateral securing all or any part of such indebtedness and obligations, including without limitation all reasonable attorneys' fees, and (v) all renewals, extensions, modifications and rearrangements of the indebtedness and obligations described in (i), (ii), (iii) and (iv) above.

          (e) The term "Loan Documents" shall mean all instruments and documents evidencing, securing, governing, guaranteeing and/or pertaining to the Indebtedness.

          (f) The term "Obligated Party" shall mean any party other than Borrower who secures, guarantees and/or is otherwise obligated to pay all or any portion of the Indebtedness.

          (g) The term "Secured Party" shall mean Bank, its successors and assigns, including without limitation, any party to whom Bank, or its successors or assigns, may assign its rights and interests under this Agreement.

          (h) Other capitalized terms not defined herein shall have the meaning ascribed to them in the Loan Agreement of even date herewith.

     All words and phrases used herein which are expressly defined in Section 1.201 of Chapter 9 of the Code shall have the meaning provided for therein. Other words and phrases defined elsewhere in the Code shall have the meaning specified therein except to the extent such meaning is inconsistent with a definition in Section 1.201 or Chapter 9 of the Code.

     2.   Security Interest.  As security for the Indebtedness,
Debtor, for value received, hereby grants to Secured Party a continuing security interest in the Collateral.

     3. Representations and Warranties. Debtor hereby represents and warrants the following to Secured Party:

          (a) Enforceability. This Agreement and Guaranty constitute legal, valid and binding obligations of Debtor, enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors' rights and except to the extent specific remedies may generally be limited by equitable principles.
          (b) Ownership and Liens. Debtor has good and marketable title to the Collateral free and clear of all liens, security interests, encumbrances or adverse claims, except for the security interest created by this Agreement. Other than in the ordinary course of business for a non-material matter, no dispute, right of setoff, counterclaim or defense exists with respect to all or any part of the Collateral. Debtor has not executed any other security agreement currently affecting the Collateral and no effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office except as may have been executed or filed in favor of Secured Party.

          (c) No Conflicts or Consents. Neither the ownership, the intended use of the Collateral by Debtor, the grant of the security interest by Debtor to Secured Party herein nor the exercise by Secured Party of its rights or remedies hereunder, will (i) conflict with any provision of (A) any domestic or foreign law, statute, rule or regulation, or (B) any agreement, judgment, license, order or permit applicable to or binding upon Debtor, or (ii) result in or require the creation of any lien, charge or encumbrance upon any assets or properties of Debtor or of any person except as may be expressly contemplated in the Loan Documents. Except as expressly contemplated in the Loan Documents, no consent, approval, authorization or order of, and no notice to or filing with, any court, governmental authority or third party is required in connection with the grant by Debtor of the security interest herein or the exercise by Secured Party of its rights and remedies hereunder.

          (d) Security Interest. Debtor has and will have at all times full right, power and authority to grant a security interest in the Collateral to Secured Party in the manner provided herein, free and clear of any lien, security interest or other charge or encumbrance. This Agreement creates a legal, valid and binding security interest in favor of Secured Party in the Collateral securing the Indebtedness. Possession by Secured Party of all certificates, instruments and cash constituting Collateral from time to time and/or the filing of the financing statements delivered prior hereto and/or concurrently herewith by Debtor to Secured Party will perfect and establish the first priority of Secured Party's security interest hereunder in the Collateral.

          (e) Location. Debtor's chief executive office and the office where the records concerning the Collateral are kept is located at the address set forth on the signature page hereof.

          (f) Solvency of Debtor. As of the date hereof, and after giving effect to this Agreement and the completion of all other transactions contemplated by Debtor at the time of the execution of this Agreement, (i) Debtor is and will be solvent, (ii) the fair saleable value of Debtor's assets exceeds and will continue to exceed Debtor's liabilities (both fixed and contingent), and (iii) Debtor is paying and will continue to be able to pay his debts as they mature. Solely for purposes of this warranty by the Debtor, and without affecting, modifying or otherwise amending any provision of any Loan Documents, Debtor's assessment of its solvency includes a claim of subrogation or contribution against each of the other entities comprising Borrower and/or a Guarantor (as defined in the Loan Documents) and/or any other obligated party in the event Debtor should pay more than its ratable share of the Indebtedness.

          (g) Chattel Paper, Documents and Instruments. The chattel paper, documents and instruments of Debtor pledged hereunder have only one original counterpart and no party other than Debtor or Secured Party is in actual or constructive possession of any such chattel paper, documents or instruments.

     4. Affirmative Covenants. Debtor will comply with the covenants contained in this Section 4 at all times during the period of time this Agreement is effective unless Secured Party shall otherwise consent in writing.

          (a) Ownership and Liens. Debtor will maintain good and marketable title to all Collateral free and clear of all liens, security interests, encumbrances or adverse claims, except for the security interest created by this Agreement and the security interests and other encumbrances expressly permitted by the other Loan Documents. Other than in the ordinary course of business for non-material matters, Debtor will not permit any dispute, right of setoff, counterclaim or defense to exist with respect to all or any part of the Collateral. Debtor will not cause any financing statement or other security instrument with respect to the Collateral to be terminated, except as may exist or as may have been filed in favor of Secured Party. Debtor will defend at his expense Secured Party's right, title and security interest in and to the Collateral against the claims of any third party.

          (b) Further Assurances. Debtor will from time to time at his expense promptly execute and deliver all further instruments and documents and take all further action necessary or appropriate or that Secured Party may request in order (i) to perfect and protect the security interest created or purported to be created hereby and the first priority of such security interest, (ii) to enable Secured Party to exercise and enforce its rights and remedies hereunder in respect of the Collateral, and (iii) to otherwise effect the purposes of this Agreement, including without limitation, executing and filing such financing or continuation statements, or amendments thereto.

          (c) Payment of Taxes. Debtor (i) will timely pay all property and other taxes, assessments and governmental charges or levies imposed upon the Collateral or any part thereof, (ii) will timely pay all lawful claims which, if unpaid, might become a lien or charge upon the Collateral or any part thereof, and (iii) will maintain appropriate accruals and reserves for all such liabilities in a timely fashion in accordance with generally accepted accounting principles. Debtor may, however, delay paying or discharging any such taxes, assessments, charges, claims or liabilities so long as the validity thereof is contested in good faith by proper proceedings and provided Debtor has set aside adequate reserves therefor.

          (d) Chattel Paper, Documents and Instruments. Debtor will take such action as may be requested by Secured Party in order to cause any chattel paper, documents or instruments to be valid and enforceable and will cause all chattel paper to have only one original counterpart. Upon request by Secured Party, Debtor will deliver to Secured Party all originals of chattel paper, documents or instruments and will mark all chattel paper with a legend indicating that such chattel paper is subject to the security interest granted hereunder.

          (e) Insurance. Debtor will insure the Collateral against perils of loss and/or liability and name Secured Party as an additional insured on all such policies of insurance in an amount not less than the amount of the original amount of the Indebtedness. All such insurance shall be with such carriers as Secured Party may reasonably approve. Debtor shall provide Secured Party with evidence of Debtor's compliance with this provision and with evidence of renewal of all such coverages throughout the term that any of the Indebtedness remains outstanding and unpaid.
     Upon request of Secured Party, Debtor will provide evidence of payment of renewal premiums and/or with updated policies, certificates of insurance or other evidence of Debtor's compliance with this provision at no cost or expense to Secured Party.

     5. Negative Covenants. Debtor will comply with the covenants contained in this Section 5 at all times during the period of time this Agreement is effective, unless Secured Party shall otherwise consent in writing.

          (a) Transfer or Encumbrance. Other than in the ordinary course of business, Debtor will not (i) sell, assign (by operation of law or otherwise), transfer, exchange, lease or otherwise dispose of any of the Collateral, (ii) grant a lien or security interest in or execute, file or record any financing statement or other security instrument with respect to the Collateral to any party other than Secured Party, or (iii) deliver actual or constructive possession of the Collateral to any party other than Secured Party.

          (b) Impairment of Security Interest. Debtor will not take or fail to take any action which would in any manner impair the value or enforceability of Secured Party's security interest in any Collateral.

          (c) Possession of Collateral. Debtor will on or before the date hereof, deliver possession of any part of the Collateral to Secured Party where possession by Secured
     Party is required for perfection.

          (d) Financing Statement Filings. Debtor recognizes that financing statements pertaining to the Collateral will be or may be filed where Debtor maintains any Collateral, has its records concerning any Collateral or has its principal place of business/ residence. Without limitation of any other covenant herein, Debtor will not cause or permit any change in the location of Debtor's office to a jurisdiction other than as represented in Section 3(e) unless Debtor shall have notified Secured Party in writing of such change at least thirty (30) days prior to the effective date of such change, and shall have first taken all action required by Secured Party for the purpose of further perfecting or protecting the security interest in favor of Secured Party in the Collateral. In any written notice furnished pursuant to this Section 5(d), Debtor will expressly state that the notice is required by this Agreement and contains facts that may require additional filings of financing statements or other notices for the purpose of continuing perfection of Secured Party's security interest in the Collateral.

     6. Rights of Secured Party. Secured Party shall have the rights contained in this Section 6 at all times during the period of time this Agreement is effective.

          (a) Additional Financing Statements Filings. Debtor hereby authorizes Secured Party to file, without the signature of Debtor, one or more financing or continuation statements, and amendments thereto, relating to the Collateral. Debtor further agrees that a carbon, photographic or other reproduction of this Security
     Agreement or any financing statement describing any Collateral is sufficient as a financing statement and may be filed in any jurisdiction Secured Party may deem appropriate.

          (b) Power of Attorney. Debtor hereby irrevocably appoints Secured Party as Debtor's attorney-in-fact, such power of attorney being coupled with an interest, with full authority in the place and stead of Debtor and in the name of Debtor or otherwise from and after an Event of Default, and thereafter until such Event of Default has been cured and any other action, performance or assurance required of the Debtor has been performed or delivered from time to time and until released by the Secured Party in its sole and absolute discretion, to take any action and to execute any instrument which Secured Party may deem necessary or appropriate to accomplish the purposes of this Agreement, including without limitation: (i) to demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of the Collateral; (ii) to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection with clause (i) above; and (iii) to file any claims or take any action or institute any proceedings which Secured Party may deem necessary or appropriate for the collection and/or preservation of the Collateral or otherwise to enforce the rights of Secured Party with respect to the Collateral.

          (c) Performance by Secured Party. If Debtor fails to perform any agreement or obligation provided herein, Secured Party may itself perform, or cause performance of, such agreement or obligation, and the expenses of Secured Party incurred in connection therewith shall be a part of the Indebtedness, secured by the Collateral and payable by Debtor on demand.

     7. Events of Default. Each of the following constitutes an "Event of Default" under this Agreement:

          (a) Failure to Pay Indebtedness. The failure, refusal or neglect of Borrower, or any Obligated Party to make any payment of principal or interest on the Indebtedness, or any portion thereof, as the same shall become due and payable and following ten (10) days written notice to cure the initial failure to pay an installment; or

          (b) Non-Performance of Covenants. The failure of Debtor or any Obligated Party to timely and properly observe, keep or perform any non-monetary covenant, agreement, warranty or condition required herein or in any of the other Loan Documents following thirty (30) days written notice to cure; or

          (c) Default Under Other Loan Documents. The occurrence of an event of default under any of the other
     Loan Documents; or

          (d) False Representation. Any representation contained herein or in any of the other Loan Documents made by Borrower, Debtor, or any Obligated Party is false or misleading in any material respect; or

          (e) Bankruptcy or Insolvency. If Park, RX, Dougherty, Total, PIS, Debtor, or any Obligated Party: (i) becomes insolvent, or makes a transfer in fraud of creditors, or makes an assignment for the benefit of creditors, or admits in writing his or its inability to pay his or its debts as they become due; (ii) generally is not paying his or its debts as such debts become due; (iii) has a receiver, trustee or custodian appointed for, or take possession of, all or substantially all of the assets of such party or any of the Collateral, either in a proceeding brought by such party or in a proceeding brought against such party and such appointment is not discharged or such possession is not terminated within sixty (60) days after the effective date thereof or such party consents to or acquiesces in such appointment or possession; (iv) files a petition for relief under the United States Bankruptcy Code or any other present or future federal or state insolvency, bankruptcy or similar laws (all of the foregoing hereinafter collectively called "Applicable Bankruptcy Law") or an involuntary petition for relief is filed against such party under any Applicable Bankruptcy Law and such involuntary petition is not dismissed within sixty (60) days after the filing thereof, or an order for relief naming such party is entered under any Applicable Bankruptcy Law, or any composition, rearrangement, extension, reorganization or other relief of debtors now or hereafter existing is requested or consented to by such party; (v) fails to have discharged within a period of sixty (60) days any attachment, sequestration or similar writ levied upon any property of such party; or (vi) fails to pay within thirty
     (30) days any final money judgment against such party.

          (f) Execution on Collateral. The Collateral or any portion thereof is taken on execution or other process of law in any action against Debtor; or

          (g) Liquidation or Related Events. The liquidation, dissolution, merger or consolidation of any one or more of Borrower or any Obligated Party not otherwise permitted in advance or approved by Secured Party in writing upon written request therefor by Debtor..

     8. Remedies and Related Rights. If an Event of Default shall have occurred and for so long as same continues without cure and any other performance required of the Debtor, and without limiting any other rights and remedies provided herein, under any of the other Loan Documents or otherwise available to Secured Party, Secured Party may exercise one or more of the rights and remedies provided in this Section.

          (a) Remedies. Secured Party may from time to time at its discretion, without limitation and without notice except as expressly provided in any of the Loan Documents:

               (i) exercise in respect of the Collateral all the rights and remedies of a secured party under the Code
          (whether or not the Code applies to the affected
          Collateral);

               (ii)      require Debtor to, and Debtor hereby
          agrees that it will at its expense and upon request of Secured Party, assemble the Collateral as directed by

          Secured Party and make it available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to both parties;

               (iii)     reduce its claim to judgment or
          foreclose or otherwise enforce, in whole or in part, the security interest granted hereunder by any available judicial procedure;

               (iv) sell or otherwise dispose of, at its office, on the premises of Debtor or elsewhere, the Collateral, as a unit or in parcels, by public or private proceedings, and by way of one or more contracts (it being agreed that the sale or other disposition of any part of the Collateral shall not exhaust Secured Party's power of sale, but sales or other dispositions may be made from time to time until all of the Collateral has been sold or disposed of or until the Indebtedness has been paid and performed in full), and at any such sale or other disposition it shall not be necessary to exhibit any of the Collateral;

               (v) buy the Collateral, or any portion thereof, at any public sale;

               (vi) buy the Collateral, or any portion thereof, at any private sale if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations;

               (vii)     apply for the appointment of a receiver
          for the Collateral, and Debtor hereby consents to any such appointment; and

               (viii)    at its option, withdraw all amounts on
          deposit in respect of the Collateral and apply the same to the payment of the Indebtedness; and

               (ix) Debtor agrees that in the event Debtor is entitled to receive any notice under the Uniform Commercial Code, as it exists in the state governing any such notice, of the sale or other disposition of any Collateral, reasonable notice shall be deemed given when such notice is deposited in a depository receptacle under the care and custody of the United States Postal Service, postage prepaid, at Debtor's address set forth on the signature page hereof, ten
          (10) days prior to the date of any public sale, or after which a private sale, of any of such Collateral is to be held. Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

          (b) Application of Proceeds. If any Event of Default shall have occurred, Secured Party may at its discretion apply or use any cash held by Secured Party as Collateral, and any cash proceeds received by Secured Party in respect of any sale or other disposition of, collection from, or other realization upon, all or any part of the Collateral as follows in such order and manner as Secured Party may elect:

               (i) to the repayment or reimbursement of the reasonable costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) incurred by Secured Party in connection with (A) the administration of the Loan Documents, (B) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, the Collateral, and (C) the exercise or enforcement of any of the rights and remedies of Secured Party hereunder;

               (ii) to the payment or other satisfaction of any liens and other encumbrances upon the Collateral;

               (iii)     to the satisfaction of the Indebtedness;

               (iv) by holding such cash and proceeds as Collateral;

               (v) to the payment of any other amounts required by applicable law (including without limitation, Section 9.504(a)(3) of the Code or any other applicable statutory provision); and

               (vi) by delivery to Debtor or any other party lawfully entitled to receive such cash or proceeds whether by direction of a court of competent jurisdiction or otherwise.

          (c) Deficiency. In the event that the proceeds of any sale of, collection from, or other realization upon, all or any part of the Collateral by Secured Party are insufficient to pay all amounts to which Secured Party is legally entitled, Debtor and any party who guaranteed or is otherwise obligated to pay all or any portion of the Indebtedness shall be liable for the deficiency, together with interest thereon as provided in the Loan Documents.

          (d) Non-Judicial Remedies. In granting to Secured Party the power to enforce its rights hereunder without prior judicial process or judicial hearing, Debtor expressly waives, renounces and knowingly relinquishes any legal right which might otherwise require Secured Party to enforce its rights by judicial process. Debtor recognizes and concedes that non-judicial remedies are consistent with the usage of trade, are responsive to commercial necessity and are the result of a bargain at arm's length. Nothing herein is intended to prevent Secured Party or Debtor from resorting to judicial process at either party's option.

          (e) Other Recourse. Debtor waives any right to require Secured Party to proceed against any third party, exhaust any Collateral or other security for the Indebtedness, or to have any third party joined with Debtor in any suit arising out of the Indebtedness or any of the Loan Documents, or pursue any other remedy available to Secured Party. Debtor further waives any and all notice of acceptance of this Agreement and of the creation, modification, rearrangement, renewal or extension of the Indebtedness. Debtor further waives any defense arising by reason of any disability or other defense of any third party or by reason of the cessation from any cause whatsoever of the liability of any third party. Until all of the Indebtedness shall have been paid in full, Debtor shall have no right of subrogation and Debtor waives the right to enforce any remedy which Secured Party has or may hereafter have against any third party, and waives any benefit of and any right to participate in any other security whatsoever now or hereafter held by Secured Party. Debtor authorizes Secured Party, and without notice or demand and without any reservation of rights against Debtor and without affecting Debtor's liability hereunder or on the Indebtedness to (i) take or hold any other property of any type from any third party as security for the Indebtedness, and exchange, enforce, waive and release any or all of such other property, (ii) apply such other property and direct the order or manner of sale thereof as Secured Party may in its discretion determine, (iii) renew, extend, accelerate, modify, compromise, settle or release any of the Indebtedness or other security for the Indebtedness, (iv) waive, enforce or modify any of the provisions of any of the Loan Documents executed by any third party, and (v) release or substitute any third party.

     9. Indemnity. Debtor hereby indemnifies and agrees to hold harmless Secured Party, and its officers, directors, employees, agents and representatives (each an "Indemnified Person") from and against any and all liabilities, obligations, claims, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature (collectively, the "Claims") which may be imposed on, incurred by, or asserted against, any Indemnified Person arising in connection with the Loan Documents, the Indebtedness, or the Collateral (including without limitation, the enforcement of the Loan Documents and the defense of any Indemnified Person's actions and/or inactions in connection with the Loan Documents). WITHOUT LIMITATION, THE FOREGOING INDEMNITIES SHALL APPLY TO EACH INDEMNIFIED PERSON WITH RESPECT TO ANY CLAIMS WHICH IN WHOLE OR IN PART ARE CAUSED BY OR ARISE OUT OF THE NEGLIGENCE OF SUCH AND/OR ANY OTHER INDEMNIFIED PERSON, except to the limited extent the Claims against an Indemnified Person are proximately caused by such Indemnified Person's gross negligence or willful misconduct. If Debtor or any third party ever alleges such gross negligence or willful misconduct by any Indemnified Person, the indemnification provided for in this Section shall nonetheless be paid upon demand, subject to later adjustment or reimbursement, until such time as a court of competent jurisdiction enters a final judgment as to the extent and effect of the alleged gross negligence or willful misconduct. The indemnification provided for in this Section shall survive the termination of this Agreement and shall extend and continue to benefit each individual or entity who is or has at any time been an Indemnified Person hereunder.

     10.  Miscellaneous.

          (a) Entire Agreement. This Agreement contains the entire agreement of Secured Party and Debtor with respect to the Collateral. If the parties hereto are parties to any prior agreement, either written or oral, relating to the Collateral, the terms of this Agreement shall amend and supersede the terms of such prior agreements as to transactions on or after the effective date of this Agreement, but all security agreements, financing statements, guaranties, other contracts and notices for the benefit of Secured Party shall continue in full force and effect to secure the Indebtedness unless Secured Party specifically releases its rights thereunder by separate release.

          (b) Amendment. No modification, consent or amendment of any provision of this Agreement or any of the other Loan Documents shall be valid or effective unless the same is in writing and signed by the party against whom it is sought to be enforced.

          (c) Actions by Secured Party. The lien, security interest and other security rights of Secured Party hereunder shall not be impaired by (i) any renewal, extension, increase or modification with respect to the Indebtedness, (ii) any surrender, compromise, release, renewal, extension, exchange or substitution which Secured Party may grant with respect to the Collateral, (iii) any release or indulgence granted to any co-maker, endorser, guarantor or surety of the Indebtedness, or (iv) the assumption of the obligations of Borrower in respect of the Indebtedness by any other person or entity affiliated with the Borrower or any of Borrower's subsidiaries and their respective successors or assigns. The taking of additional security by Secured Party shall not release or impair the lien, security interest or other security rights of Secured Party hereunder or affect the obligations of Debtor hereunder.

          (d) Waiver by Secured Party. Secured Party may waive any Event of Default without waiving any other prior or subsequent Event of Default. Secured Party may remedy any default without waiving the Event of Default remedied. Neither the failure by Secured Party to exercise, nor the delay by Secured Party in exercising, any right or remedy upon any Event of Default shall be construed as a waiver of such Event of Default or as a waiver of the right to exercise any such right or remedy at a later date. No single or partial exercise by Secured Party of any right or remedy hereunder shall exhaust the same or shall preclude any other or further exercise thereof, and every such right or remedy hereunder may be exercised at any time. No waiver of any provision hereof or consent to any departure by Debtor therefrom shall be effective unless the same shall be in writing and signed by Secured Party and then such waiver or consent shall be effective only in the specific instances, for the purpose for which given and to the extent therein specified. No notice to or demand on Debtor in any case shall of itself entitle Debtor to any other or further notice or demand in similar or other circumstances.

          (e) Costs and Expenses. Debtor will upon demand pay to Secured Party the amount of any and all costs and expenses (including without limitation, attorneys' fees and expenses), which Secured Party may incur in connection with
     (i) the transactions which give rise to the Loan Documents,
     (ii) the preparation of this Agreement and the perfection and preservation of the security interests granted under the Loan Documents, (iii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, the Collateral, (iv) the exercise or enforcement of any of the rights of Secured Party under the Loan Documents, or (v) the failure by Debtor to perform or observe any of the provisions hereof.

          (f)  GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED
     BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF
     TEXAS AND APPLICABLE FEDERAL LAWS.

          (g) Venue. This Agreement has been entered into in Dallas County, Texas and it shall be performable for all purposes in such county. Courts within the State of Texas shall have jurisdiction over any and all disputes arising under or pertaining to this Agreement and venue for any such disputes shall be in Dallas County, Texas.

          (h) Severability. If any provision of this Agreement is held by a court of competent jurisdiction to be illegal, invalid or unenforceable under present or future laws, such provision shall be fully severable, shall not impair or invalidate the remainder of this Agreement and the effect thereof shall be confined to the provision held to be illegal, invalid or unenforceable.

          (i) No Obligation. Nothing contained herein shall be construed as an obligation on the part of Secured Party to extend or continue to extend credit to Borrower.

          (j) Notices. All notices, requests, demands or other communications required or permitted to be given pursuant to this Agreement shall be in writing and given by (i) personal delivery, (ii) expedited delivery service with proof of delivery, or (iii) United States mail, postage prepaid, registered or certified, return receipt requested, sent to the intended addressee at the address set forth on the signature page hereof or to such different address as the addressee shall have designated by written notice sent pursuant to the terms hereof and shall be deemed to have been received either, in the case of personal delivery, at the time of personal delivery, in the case of expedited delivery service, as the date of first attempted delivery at the address and in the manner provided herein, or in the case of mail, upon deposit in a depository receptacle under the care and custody of the United States Postal Service. Either party shall have the right to change his or its address for notice hereunder to any other location within the continental United States by notice to the other party of such new address at least thirty (30) days prior to the effective date of such new address.
          (k) Binding Effect and Assignment. This Agreement (i) creates a continuing security interest in the Collateral,
     (ii) shall be binding on Debtor and the heirs, executors, administrators and personal representatives of Debtor, and
     (iii) shall inure to the benefit of Secured Party and its successors and assigns. Without limiting the generality of the foregoing, Secured Party may pledge, assign or otherwise transfer the Indebtedness and its rights under this Agreement and any of the other loan Documents to nay other party. Debtor's rights and obligations hereunder may not be assigned or otherwise transferred without the prior written consent of Secured Party.

          (l) Termination. Upon the satisfaction in full of the Indebtedness, or written release or termination delivered by Secured Party to Debtor, this Agreement and the security interests created hereby shall terminate. Upon termination of this Agreement and Debtor's written request, Secured Party will, at Debtor's sole cost and expense, return to Debtor such of the Collateral as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof and execute and deliver to Debtor such documents as Debtor shall reasonably request to evidence such termination.

          (m) Cumulative Rights. All rights and remedies of Secured Party hereunder are cumulative of each other and of every other right or remedy which Secured Party may otherwise have at law or in equity or under any of the other Loan Documents, and the exercise of one or more of such rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of any other rights or remedies.

          (n) Gender and Number. Within this Agreement, words of any gender shall be held and construed to include the other gender, and words in the singular number shall be held and construed to include the plural and words in the plural number shall be held and construed to include the singular, unless in each instance the context requires otherwise.

          (o)  Descriptive Headings.  The headings in this
     Agreement are for convenience only and shall in no way enlarge, limit or define the scope or meaning of the various and several provisions hereof.

     EXECUTED as of the date first written above.

     Debtor's Address:                       DEBTOR:
     ----------------------
     10711 Preston Road, Suite 250
     Dallas, Texas 75230                RAVENS PHARMACY, INC.,
                                        a Texas corporation


                                   By: /s/ Thomas R. Baker
                                      ---------------------------
                                     Thomas R. Baker, President

     Secured Party's Address:                BANK:
---------------------------------------------
     Bank of Texas, N.A.
     5956 Sherry Lane, Suite 1100       BANK OF TEXAS, N.A.
     Dallas, Texas 75225
     Attention: David J. Broussard, Jr.
               Senior Vice President    By: /s/ Frank A. Sewell, IV
                                           ------------------------
                                          Frank A. Sewell, IV
                                               Banking Officer

                  PLEDGE AND SECURITY AGREEMENT
                  -----------------------------
     TOTAL PHARMACY SUPPLY, INC.
                    (AUGUST, 2000 FACILITY)


     THIS PLEDGE AND SECURITY AGREEMENT (this "Agreement") is made as of the10th day of August, 2000, by Total Pharmacy Supply, Inc. (hereinafter called "Debtor"), in favor of BANK OF TEXAS,
N.A. ("Bank"). Debtor hereby agrees with Bank as follows:

     1.   Definitions.   As used in this Agreement, the following
terms shall have the meanings indicated below:

          (a) The term "Borrower" shall mean Debtor, Park Pharmacy Corporation ("Park"), a Colorado corporation, RX-Pro.Com, Inc. ("RX"), a Texas corporation, Dougherty's Pharmacy, Inc. ("Dougherty"), a Texas corporation, Ravens Pharmacy, Inc. ("Ravens"), a Texas corporation, Park Infusion Services, LP ("PIS"), a Texas limited partnership, who are jointly and severally indebted to Bank..

          (b)  The term "Code" shall mean the Uniform Commercial
     Code as in effect in the State of Texas on the date of this Agreement or as it may hereafter be amended from time to time.

          (c) The term "Collateral" shall mean all machinery, furniture, fixtures and equipment, and also all accounts receivable, inventory, accounts, instruments, documents, chattel paper, commercial tort claims, deposit accounts, letters of credit rights or letters of credit or rights to payment for money or sums advanced or sold, securities, certificates, general intangibles, payment intangibles, and any other tangible personal property or intangible personal property of every kind and character now located at Debtor's places of business or otherwise in Debtor's possession or control, or in the case of certain items of the Collateral requiring Bank to have possession to be perfected any of those items in the possession of, or at any time and from time to time hereafter delivered to, Secured Party (as hereinafter defined) or its agents, together with all certificates, options, rights or other distributions issued as an addition to, in substitution of, or in exchange for, or on account of, any of the foregoing, including without limitation, any property specifically described on Schedule "A" attached hereto and made a part hereof.

          (d)  The term "Indebtedness" shall mean all
     indebtedness of Borrower now or hereafter owing to Secured Party pursuant to that certain Loan Agreement dated of even date herewith, executed by Borrower and Secured Party (the "Loan Agreement") and evidenced by a Revolving Line of Credit Note, a Term Equipment Note, and an Acquisition Line of Credit Note, all dated of even date herewith, executed by Borrower to and for the benefit of Secured Party, in the original principal amounts of $1,500,000.00 and $1,300,000.00 and
     $5,000,000.00, respectively, together with any other obligation or indebtedness due from Debtor to Secured Party in accordance with the terms of the Loan Documents, including without limitation any additional note to be executed by Borrower and payable to the order of Secured Party in accordance with the provisions of the Loan Agreement in respect of the Acquisition Line of Credit Note (collectively referred to herein as the "Note" or the "Notes"as the context requires), (ii) all accrued but unpaid interest on any of the indebtedness described in (i) above,
     (iii) all obligations owing to Secured Party under any documents evidencing, securing, governing and/or pertaining to all or any part of the indebtedness described in (i) and
     (ii) above, (iv) all costs and expenses incurred by Secured Party in connection with the collection and administration of all or any part of the indebtedness and obligations described in (i), (ii) and (iii) above or the protection or preservation of, or realization upon, the collateral securing all or any part of such indebtedness and obligations, including without limitation all reasonable attorneys' fees, and (v) all renewals, extensions, modifications and rearrangements of the indebtedness and obligations described in (i), (ii), (iii) and (iv) above.

          (e) The term "Loan Documents" shall mean all instruments and documents evidencing, securing, governing, guaranteeing and/or pertaining to the Indebtedness.

          (f) The term "Obligated Party" shall mean any party other than Borrower who secures, guarantees and/or is otherwise obligated to pay all or any portion of the Indebtedness.

          (g) The term "Secured Party" shall mean Bank, its successors and assigns, including without limitation, any party to whom Bank, or its successors or assigns, may assign its rights and interests under this Agreement.

          (h) Other capitalized terms not defined herein shall have the meaning ascribed to them in the Loan Agreement of even date herewith.

     All words and phrases used herein which are expressly defined in Section 1.201 of Chapter 9 of the Code shall have the meaning provided for therein. Other words and phrases defined elsewhere in the Code shall have the meaning specified therein except to the extent such meaning is inconsistent with a definition in Section 1.201 or Chapter 9 of the Code.

     2.   Security Interest.  As security for the Indebtedness,
Debtor, for value received, hereby grants to Secured Party a continuing security interest in the Collateral.

     3. Representations and Warranties. Debtor hereby represents and warrants the following to Secured Party:

          (a) Enforceability. This Agreement and Guaranty constitute legal, valid and binding obligations of Debtor, enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors' rights and except to the extent specific remedies may generally be limited by equitable principles.
          (b) Ownership and Liens. Debtor has good and marketable title to the Collateral free and clear of all liens, security interests, encumbrances or adverse claims, except for the security interest created by this Agreement. Other than in the ordinary course of business for a non-material matter, no dispute, right of setoff, counterclaim or defense exists with respect to all or any part of the Collateral. Debtor has not executed any other security agreement currently affecting the Collateral and no effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office except as may have been executed or filed in favor of Secured Party.

          (c) No Conflicts or Consents. Neither the ownership, the intended use of the Collateral by Debtor, the grant of the security interest by Debtor to Secured Party herein nor the exercise by Secured Party of its rights or remedies hereunder, will (i) conflict with any provision of (A) any domestic or foreign law, statute, rule or regulation, or (B) any agreement, judgment, license, order or permit applicable to or binding upon Debtor, or (ii) result in or require the creation of any lien, charge or encumbrance upon any assets or properties of Debtor or of any person except as may be expressly contemplated in the Loan Documents. Except as expressly contemplated in the Loan Documents, no consent, approval, authorization or order of, and no notice to or filing with, any court, governmental authority or third party is required in connection with the grant by Debtor of the security interest herein or the exercise by Secured Party of its rights and remedies hereunder.

          (d) Security Interest. Debtor has and will have at all times full right, power and authority to grant a security interest in the Collateral to Secured Party in the manner provided herein, free and clear of any lien, security interest or other charge or encumbrance. This Agreement creates a legal, valid and binding security interest in favor of Secured Party in the Collateral securing the Indebtedness. Possession by Secured Party of all certificates, instruments and cash constituting Collateral from time to time and/or the filing of the financing statements delivered prior hereto and/or concurrently herewith by Debtor to Secured Party will perfect and establish the first priority of Secured Party's security interest hereunder in the Collateral.

          (e) Location. Debtor's chief executive office and the office where the records concerning the Collateral are kept is located at the address set forth on the signature page hereof.

          (f) Solvency of Debtor. As of the date hereof, and after giving effect to this Agreement and the completion of all other transactions contemplated by Debtor at the time of the execution of this Agreement, (i) Debtor is and will be solvent, (ii) the fair saleable value of Debtor's assets exceeds and will continue to exceed Debtor's liabilities (both fixed and contingent), and (iii) Debtor is paying and will continue to be able to pay his debts as they mature. Solely for purposes of this warranty by the Debtor, and without affecting, modifying or otherwise amending any provision of any Loan Documents, Debtor's assessment of its solvency includes a claim of subrogation or contribution against each of the other entities comprising Borrower and/or a Guarantor (as defined in the Loan Documents) and/or any other obligated party in the event Debtor should pay more than its ratable share of the Indebtedness.

          (g) Chattel Paper, Documents and Instruments. The chattel paper, documents and instruments of Debtor pledged hereunder have only one original counterpart and no party other than Debtor or Secured Party is in actual or constructive possession of any such chattel paper, documents or instruments.

     4. Affirmative Covenants. Debtor will comply with the covenants contained in this Section 4 at all times during the period of time this Agreement is effective unless Secured Party shall otherwise consent in writing.

          (a) Ownership and Liens. Debtor will maintain good and marketable title to all Collateral free and clear of all liens, security interests, encumbrances or adverse claims, except for the security interest created by this Agreement and the security interests and other encumbrances expressly permitted by the other Loan Documents. Other than in the ordinary course of business for non-material matters, Debtor will not permit any dispute, right of setoff, counterclaim or defense to exist with respect to all or any part of the Collateral. Debtor will not cause any financing statement or other security instrument with respect to the Collateral to be terminated, except as may exist or as may have been filed in favor of Secured Party. Debtor will defend at his expense Secured Party's right, title and security interest in and to the Collateral against the claims of any third party.

          (b) Further Assurances. Debtor will from time to time at his expense promptly execute and deliver all further instruments and documents and take all further action necessary or appropriate or that Secured Party may request in order (i) to perfect and protect the security interest created or purported to be created hereby and the first priority of such security interest, (ii) to enable Secured Party to exercise and enforce its rights and remedies hereunder in respect of the Collateral, and (iii) to otherwise effect the purposes of this Agreement, including without limitation, executing and filing such financing or continuation statements, or amendments thereto.

          (c) Payment of Taxes. Debtor (i) will timely pay all property and other taxes, assessments and governmental charges or levies imposed upon the Collateral or any part thereof, (ii) will timely pay all lawful claims which, if unpaid, might become a lien or charge upon the Collateral or any part thereof, and (iii) will maintain appropriate accruals and reserves for all such liabilities in a timely fashion in accordance with generally accepted accounting principles. Debtor may, however, delay paying or discharging any such taxes, assessments, charges, claims or liabilities so long as the validity thereof is contested in good faith by proper proceedings and provided Debtor has set aside adequate reserves therefor.

          (d) Chattel Paper, Documents and Instruments. Debtor will take such action as may be requested by Secured Party in order to cause any chattel paper, documents or instruments to be valid and enforceable and will cause all chattel paper to have only one original counterpart. Upon request by Secured Party, Debtor will deliver to Secured Party all originals of chattel paper, documents or instruments and will mark all chattel paper with a legend indicating that such chattel paper is subject to the security interest granted hereunder.

          (e) Insurance. Debtor will insure the Collateral against perils of loss and/or liability and name Secured Party as an additional insured on all such policies of insurance in an amount not less than the amount of the original amount of the Indebtedness. All such insurance shall be with such carriers as Secured Party may reasonably approve. Debtor shall provide Secured Party with evidence of Debtor's compliance with this provision and with evidence of renewal of all such coverages throughout the term that any of the Indebtedness remains outstanding and unpaid.
     Upon request of Secured Party, Debtor will provide evidence of payment of renewal premiums and/or with updated policies, certificates of insurance or other evidence of Debtor's compliance with this provision at no cost or expense to Secured Party.

     5. Negative Covenants. Debtor will comply with the covenants contained in this Section 5 at all times during the period of time this Agreement is effective, unless Secured Party shall otherwise consent in writing.

          (a) Transfer or Encumbrance. Other than in the ordinary course of business, Debtor will not (i) sell, assign (by operation of law or otherwise), transfer, exchange, lease or otherwise dispose of any of the Collateral, (ii) grant a lien or security interest in or execute, file or record any financing statement or other security instrument with respect to the Collateral to any party other than Secured Party, or (iii) deliver actual or constructive possession of the Collateral to any party other than Secured Party.

          (b) Impairment of Security Interest. Debtor will not take or fail to take any action which would in any manner impair the value or enforceability of Secured Party's security interest in any Collateral.

          (c) Possession of Collateral. Debtor will on or before the date hereof, deliver possession of any part of the Collateral to Secured Party where possession by Secured
     Party is required for perfection.

          (d) Financing Statement Filings. Debtor recognizes that financing statements pertaining to the Collateral will be or may be filed where Debtor maintains any Collateral, has its records concerning any Collateral or has its principal place of business/ residence. Without limitation of any other covenant herein, Debtor will not cause or permit any change in the location of Debtor's office to a jurisdiction other than as represented in Section 3(e) unless Debtor shall have notified Secured Party in writing of such change at least thirty (30) days prior to the effective date of such change, and shall have first taken all action required by Secured Party for the purpose of further perfecting or protecting the security interest in favor of Secured Party in the Collateral. In any written notice furnished pursuant to this Section 5(d), Debtor will expressly state that the notice is required by this Agreement and contains facts that may require additional filings of financing statements or other notices for the purpose of continuing perfection of Secured Party's security interest in the Collateral.

     6. Rights of Secured Party. Secured Party shall have the rights contained in this Section 6 at all times during the period of time this Agreement is effective.

          (a) Additional Financing Statements Filings. Debtor hereby authorizes Secured Party to file, without the signature of Debtor, one or more financing or continuation statements, and amendments thereto, relating to the Collateral. Debtor further agrees that a carbon, photographic or other reproduction of this Security
     Agreement or any financing statement describing any Collateral is sufficient as a financing statement and may be filed in any jurisdiction Secured Party may deem appropriate.

          (b) Power of Attorney. Debtor hereby irrevocably appoints Secured Party as Debtor's attorney-in-fact, such power of attorney being coupled with an interest, with full authority in the place and stead of Debtor and in the name of Debtor or otherwise from and after an Event of Default, and thereafter until such Event of Default has been cured and any other action, performance or assurance required of the Debtor has been performed or delivered from time to time and until released by the Secured Party in its sole and absolute discretion, to take any action and to execute any instrument which Secured Party may deem necessary or appropriate to accomplish the purposes of this Agreement, including without limitation: (i) to demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of the Collateral; (ii) to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection with clause (i) above; and (iii) to file any claims or take any action or institute any proceedings which Secured Party may deem necessary or appropriate for the collection and/or preservation of the Collateral or otherwise to enforce the rights of Secured Party with respect to the Collateral.

          (c) Performance by Secured Party. If Debtor fails to perform any agreement or obligation provided herein, Secured Party may itself perform, or cause performance of, such agreement or obligation, and the expenses of Secured Party incurred in connection therewith shall be a part of the Indebtedness, secured by the Collateral and payable by Debtor on demand.

     7. Events of Default. Each of the following constitutes an "Event of Default" under this Agreement:

          (a) Failure to Pay Indebtedness. The failure, refusal or neglect of Borrower, or any Obligated Party to make any payment of principal or interest on the Indebtedness, or any portion thereof, as the same shall become due and payable and following ten (10) days written notice to cure the initial failure to pay an installment; or

          (b) Non-Performance of Covenants. The failure of Debtor or any Obligated Party to timely and properly observe, keep or perform any non-monetary covenant, agreement, warranty or condition required herein or in any of the other Loan Documents following thirty (30) days written notice to cure; or

          (c) Default Under Other Loan Documents. The occurrence of an event of default under any of the other
     Loan Documents; or

          (d) False Representation. Any representation contained herein or in any of the other Loan Documents made by Borrower, Debtor, or any Obligated Party is false or misleading in any material respect; or

          (e) Bankruptcy or Insolvency. If Park, RX, Dougherty, Ravens, PIS, Debtor, or any Obligated Party: (i) becomes insolvent, or makes a transfer in fraud of creditors, or makes an assignment for the benefit of creditors, or admits in writing his or its inability to pay his or its debts as they become due; (ii) generally is not paying his or its debts as such debts become due; (iii) has a receiver, trustee or custodian appointed for, or take possession of, all or substantially all of the assets of such party or any of the Collateral, either in a proceeding brought by such party or in a proceeding brought against such party and such appointment is not discharged or such possession is not terminated within sixty (60) days after the effective date thereof or such party consents to or acquiesces in such appointment or possession; (iv) files a petition for relief under the United States Bankruptcy Code or any other present or future federal or state insolvency, bankruptcy or similar laws (all of the foregoing hereinafter collectively called "Applicable Bankruptcy Law") or an involuntary petition for relief is filed against such party under any Applicable Bankruptcy Law and such involuntary petition is not dismissed within sixty (60) days after the filing thereof, or an order for relief naming such party is entered under any Applicable Bankruptcy Law, or any composition, rearrangement, extension, reorganization or other relief of debtors now or hereafter existing is requested or consented to by such party; (v) fails to have discharged within a period of sixty (60) days any attachment, sequestration or similar writ levied upon any property of such party; or (vi) fails to pay within thirty
     (30) days any final money judgment against such party.

          (f) Execution on Collateral. The Collateral or any portion thereof is taken on execution or other process of law in any action against Debtor; or

          (g) Liquidation or Related Events. The liquidation, dissolution, merger or consolidation of any one or more of Borrower or any Obligated Party not otherwise permitted in advance or approved by Secured Party in writing upon written request therefor by Debtor..

     8. Remedies and Related Rights. If an Event of Default shall have occurred and for so long as same continues without cure and any other performance required of the Debtor, and without limiting any other rights and remedies provided herein, under any of the other Loan Documents or otherwise available to Secured Party, Secured Party may exercise one or more of the rights and remedies provided in this Section.

          (a) Remedies. Secured Party may from time to time at its discretion, without limitation and without notice except as expressly provided in any of the Loan Documents:

               (i) exercise in respect of the Collateral all the rights and remedies of a secured party under the Code
          (whether or not the Code applies to the affected
          Collateral);

               (ii)      require Debtor to, and Debtor hereby
          agrees that it will at its expense and upon request of Secured Party, assemble the Collateral as directed by

          Secured Party and make it available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to both parties;

               (iii)     reduce its claim to judgment or
          foreclose or otherwise enforce, in whole or in part, the security interest granted hereunder by any available judicial procedure;

               (iv) sell or otherwise dispose of, at its office, on the premises of Debtor or elsewhere, the Collateral, as a unit or in parcels, by public or private proceedings, and by way of one or more contracts (it being agreed that the sale or other disposition of any part of the Collateral shall not exhaust Secured Party's power of sale, but sales or other dispositions may be made from time to time until all of the Collateral has been sold or disposed of or until the Indebtedness has been paid and performed in full), and at any such sale or other disposition it shall not be necessary to exhibit any of the Collateral;

               (v) buy the Collateral, or any portion thereof, at any public sale;

               (vi) buy the Collateral, or any portion thereof, at any private sale if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations;

               (vii)     apply for the appointment of a receiver
          for the Collateral, and Debtor hereby consents to any such appointment; and

               (viii)    at its option, withdraw all amounts on
          deposit in respect of the Collateral and apply the same to the payment of the Indebtedness; and

               (ix) Debtor agrees that in the event Debtor is entitled to receive any notice under the Uniform Commercial Code, as it exists in the state governing any such notice, of the sale or other disposition of any Collateral, reasonable notice shall be deemed given when such notice is deposited in a depository receptacle under the care and custody of the United States Postal Service, postage prepaid, at Debtor's address set forth on the signature page hereof, ten
          (10) days prior to the date of any public sale, or after which a private sale, of any of such Collateral is to be held. Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

          (b) Application of Proceeds. If any Event of Default shall have occurred, Secured Party may at its discretion apply or use any cash held by Secured Party as Collateral, and any cash proceeds received by Secured Party in respect of any sale or other disposition of, collection from, or other realization upon, all or any part of the Collateral as follows in such order and manner as Secured Party may elect:

               (i) to the repayment or reimbursement of the reasonable costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) incurred by Secured Party in connection with (A) the administration of the Loan Documents, (B) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, the Collateral, and (C) the exercise or enforcement of any of the rights and remedies of Secured Party hereunder;

               (ii) to the payment or other satisfaction of any liens and other encumbrances upon the Collateral;

               (iii)     to the satisfaction of the Indebtedness;

               (iv) by holding such cash and proceeds as Collateral;

               (v) to the payment of any other amounts required by applicable law (including without limitation, Section 9.504(a)(3) of the Code or any other applicable statutory provision); and

               (vi) by delivery to Debtor or any other party lawfully entitled to receive such cash or proceeds whether by direction of a court of competent jurisdiction or otherwise.

          (c) Deficiency. In the event that the proceeds of any sale of, collection from, or other realization upon, all or any part of the Collateral by Secured Party are insufficient to pay all amounts to which Secured Party is legally entitled, Debtor and any party who guaranteed or is otherwise obligated to pay all or any portion of the Indebtedness shall be liable for the deficiency, together with interest thereon as provided in the Loan Documents.

          (d) Non-Judicial Remedies. In granting to Secured Party the power to enforce its rights hereunder without prior judicial process or judicial hearing, Debtor expressly waives, renounces and knowingly relinquishes any legal right which might otherwise require Secured Party to enforce its rights by judicial process. Debtor recognizes and concedes that non-judicial remedies are consistent with the usage of trade, are responsive to commercial necessity and are the result of a bargain at arm's length. Nothing herein is intended to prevent Secured Party or Debtor from resorting to judicial process at either party's option.

          (e) Other Recourse. Debtor waives any right to require Secured Party to proceed against any third party, exhaust any Collateral or other security for the Indebtedness, or to have any third party joined with Debtor in any suit arising out of the Indebtedness or any of the Loan Documents, or pursue any other remedy available to Secured Party. Debtor further waives any and all notice of acceptance of this Agreement and of the creation, modification, rearrangement, renewal or extension of the Indebtedness. Debtor further waives any defense arising by reason of any disability or other defense of any third party or by reason of the cessation from any cause whatsoever of the liability of any third party. Until all of the Indebtedness shall have been paid in full, Debtor shall have no right of subrogation and Debtor waives the right to enforce any remedy which Secured Party has or may hereafter have against any third party, and waives any benefit of and any right to participate in any other security whatsoever now or hereafter held by Secured Party. Debtor authorizes Secured Party, and without notice or demand and without any reservation of rights against Debtor and without affecting Debtor's liability hereunder or on the Indebtedness to (i) take or hold any other property of any type from any third party as security for the Indebtedness, and exchange, enforce, waive and release any or all of such other property, (ii) apply such other property and direct the order or manner of sale thereof as Secured Party may in its discretion determine, (iii) renew, extend, accelerate, modify, compromise, settle or release any of the Indebtedness or other security for the Indebtedness, (iv) waive, enforce or modify any of the provisions of any of the Loan Documents executed by any third party, and (v) release or substitute any third party.

     9. Indemnity. Debtor hereby indemnifies and agrees to hold harmless Secured Party, and its officers, directors, employees, agents and representatives (each an "Indemnified
Person") from and against any and all liabilities, obligations, claims, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature
(collectively, the "Claims") which may be imposed on, incurred by, or asserted against, any Indemnified Person arising in connection with the Loan Documents, the Indebtedness, or the Collateral (including without limitation, the enforcement of the Loan Documents and the defense of any Indemnified Person's actions and/or inactions in connection with the Loan Documents). WITHOUT LIMITATION, THE FOREGOING INDEMNITIES SHALL APPLY TO EACH INDEMNIFIED PERSON WITH RESPECT TO ANY CLAIMS WHICH IN WHOLE OR
IN PART ARE CAUSED BY OR ARISE OUT OF THE NEGLIGENCE OF SUCH
AND/OR ANY OTHER INDEMNIFIED PERSON, except to the limited extent the Claims against an Indemnified Person are proximately caused by such Indemnified Person's gross negligence or willful misconduct. If Debtor or any third party ever alleges such gross negligence or willful misconduct by any Indemnified Person, the indemnification provided for in this Section shall nonetheless be paid upon demand, subject to later adjustment or reimbursement, until such time as a court of competent jurisdiction enters a final judgment as to the extent and effect of the alleged gross negligence or willful misconduct. The indemnification provided for in this Section shall survive the termination of this Agreement and shall extend and continue to benefit each individual or entity who is or has at any time been an Indemnified Person hereunder.

     10.  Miscellaneous.

          (a) Entire Agreement. This Agreement contains the entire agreement of Secured Party and Debtor with respect to the Collateral. If the parties hereto are parties to any prior agreement, either written or oral, relating to the Collateral, the terms of this Agreement shall amend and supersede the terms of such prior agreements as to transactions on or after the effective date of this Agreement, but all security agreements, financing statements, guaranties, other contracts and notices for the benefit of Secured Party shall continue in full force and effect to secure the Indebtedness unless Secured Party specifically releases its rights thereunder by separate release.

          (b) Amendment. No modification, consent or amendment of any provision of this Agreement or any of the other Loan Documents shall be valid or effective unless the same is in writing and signed by the party against whom it is sought to be enforced.

          (c) Actions by Secured Party. The lien, security interest and other security rights of Secured Party hereunder shall not be impaired by (i) any renewal, extension, increase or modification with respect to the Indebtedness, (ii) any surrender, compromise, release, renewal, extension, exchange or substitution which Secured Party may grant with respect to the Collateral, (iii) any release or indulgence granted to any co-maker, endorser, guarantor or surety of the Indebtedness, or (iv) the assumption of the obligations of Borrower in respect of the Indebtedness by any other person or entity affiliated with the Borrower or any of Borrower's subsidiaries and their respective successors or assigns. The taking of additional security by Secured Party shall not release or impair the lien, security interest or other security rights of Secured Party hereunder or affect the obligations of Debtor hereunder.

          (d) Waiver by Secured Party. Secured Party may waive any Event of Default without waiving any other prior or subsequent Event of Default. Secured Party may remedy any default without waiving the Event of Default remedied. Neither the failure by Secured Party to exercise, nor the delay by Secured Party in exercising, any right or remedy upon any Event of Default shall be construed as a waiver of such Event of Default or as a waiver of the right to exercise any such right or remedy at a later date. No single or partial exercise by Secured Party of any right or remedy hereunder shall exhaust the same or shall preclude any other or further exercise thereof, and every such right or remedy hereunder may be exercised at any time. No waiver of any provision hereof or consent to any departure by Debtor therefrom shall be effective unless the same shall be in writing and signed by Secured Party and then such waiver or consent shall be effective only in the specific instances, for the purpose for which given and to the extent therein specified. No notice to or demand on Debtor in any case shall of itself entitle Debtor to any other or further notice or demand in similar or other circumstances.

          (e) Costs and Expenses. Debtor will upon demand pay to Secured Party the amount of any and all costs and expenses (including without limitation, attorneys' fees and expenses), which Secured Party may incur in connection with
     (i) the transactions which give rise to the Loan Documents,
     (ii) the preparation of this Agreement and the perfection and preservation of the security interests granted under the Loan Documents, (iii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, the Collateral, (iv) the exercise or enforcement of any of the rights of Secured Party under the Loan Documents, or (v) the failure by Debtor to perform or observe any of the provisions hereof.

          (f)  GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED
     BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF
     TEXAS AND APPLICABLE FEDERAL LAWS.

          (g) Venue. This Agreement has been entered into in Dallas County, Texas and it shall be performable for all purposes in such county. Courts within the State of Texas shall have jurisdiction over any and all disputes arising under or pertaining to this Agreement and venue for any such disputes shall be in Dallas County, Texas.

          (h) Severability. If any provision of this Agreement is held by a court of competent jurisdiction to be illegal, invalid or unenforceable under present or future laws, such provision shall be fully severable, shall not impair or invalidate the remainder of this Agreement and the effect thereof shall be confined to the provision held to be illegal, invalid or unenforceable.

          (i) No Obligation. Nothing contained herein shall be construed as an obligation on the part of Secured Party to extend or continue to extend credit to Borrower.

          (j) Notices. All notices, requests, demands or other communications required or permitted to be given pursuant to this Agreement shall be in writing and given by (i) personal delivery, (ii) expedited delivery service with proof of delivery, or (iii) United States mail, postage prepaid, registered or certified, return receipt requested, sent to the intended addressee at the address set forth on the signature page hereof or to such different address as the addressee shall have designated by written notice sent pursuant to the terms hereof and shall be deemed to have been received either, in the case of personal delivery, at the time of personal delivery, in the case of expedited delivery service, as the date of first attempted delivery at the address and in the manner provided herein, or in the case of mail, upon deposit in a depository receptacle under the care and custody of the United States Postal Service. Either party shall have the right to change his or its address for notice hereunder to any other location within the continental United States by notice to the other party of such new address at least thirty (30) days prior to the effective date of such new address.
          (k) Binding Effect and Assignment. This Agreement (i) creates a continuing security interest in the Collateral,
     (ii) shall be binding on Debtor and the heirs, executors, administrators and personal representatives of Debtor, and
     (iii) shall inure to the benefit of Secured Party and its successors and assigns. Without limiting the generality of the foregoing, Secured Party may pledge, assign or otherwise transfer the Indebtedness and its rights under this Agreement and any of the other loan Documents to nay other party. Debtor's rights and obligations hereunder may not be assigned or otherwise transferred without the prior written consent of Secured Party.

          (l) Termination. Upon the satisfaction in full of the Indebtedness, or written release or termination delivered by Secured Party to Debtor, this Agreement and the security interests created hereby shall terminate. Upon termination of this Agreement and Debtor's written request, Secured Party will, at Debtor's sole cost and expense, return to Debtor such of the Collateral as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof and execute and deliver to Debtor such documents as Debtor shall reasonably request to evidence such termination.

          (m) Cumulative Rights. All rights and remedies of Secured Party hereunder are cumulative of each other and of every other right or remedy which Secured Party may otherwise have at law or in equity or under any of the other Loan Documents, and the exercise of one or more of such rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of any other rights or remedies.

          (n) Gender and Number. Within this Agreement, words of any gender shall be held and construed to include the other gender, and words in the singular number shall be held and construed to include the plural and words in the plural number shall be held and construed to include the singular, unless in each instance the context requires otherwise.

          (o)  Descriptive Headings.  The headings in this
     Agreement are for convenience only and shall in no way enlarge, limit or define the scope or meaning of the various and several provisions hereof.

     EXECUTED as of the date first written above.

     Debtor's Address:                  DEBTOR:
----------------------
     10711 Preston Road, Suite 250
     Dallas, Texas 75230           TOTAL PHARMACY SUPPLY, INC.,
                                    a Texas corporation


                                   By:/s/ Thomas R. Baker
                                     --------------------------
                                    Thomas R. Baker, President

     Secured Party's Address:           BANK:
----------------------------------------
     Bank of Texas, N.A.
     5956 Sherry Lane, Suite 1100            BANK OF TEXAS, N.A.
     Dallas, Texas 75225
     Attention: David J. Broussard, Jr.
               Senior Vice President    By:/s/ Frank A. Sewell,IV
                                           ----------------------
                                          Frank A. Sewell, IV
                                          Banking Officer

                  PLEDGE AND SECURITY AGREEMENT
                  -----------------------------
          RX-PRO.COM, INC.
                   (AUGUST, 2000 FACILITY)


     THIS PLEDGE AND SECURITY AGREEMENT (this "Agreement") is made as of the10th day of August, 2000, by Rx-Pro.Com, Inc.
(hereinafter called "Debtor"), in favor of BANK OF TEXAS, N.A.
("Bank"). Debtor hereby agrees with Bank as follows:

     1.   Definitions.   As used in this Agreement, the following
terms shall have the meanings indicated below:

          (a) The term "Borrower" shall mean Debtor, Park Pharmacy Corporation ("Park"), a Colorado corporation, Dougherty's Pharmacy, Inc. ("Dougherty"), a Texas corporation, Ravens Pharmacy, Inc. ("Ravens"), a Texas corporation, Total Pharmacy Supply, Inc. ("Total"), a Texas corporation, Park Infusion Services, LP ("PIS"), a Texas limited partnership, who are jointly and severally indebted to Bank..

          (b)  The term "Code" shall mean the Uniform Commercial
     Code as in effect in the State of Texas on the date of this Agreement or as it may hereafter be amended from time to time.

          (c) The term "Collateral" shall mean all machinery, furniture, fixtures and equipment, and also all accounts receivable, inventory, accounts, instruments, documents, chattel paper, commercial tort claims, deposit accounts, letters of credit rights or letters of credit or rights to payment for money or sums advanced or sold, securities, certificates, general intangibles, payment intangibles, and any other tangible personal property or intangible personal property of every kind and character now located at Debtor's places of business or otherwise in Debtor's possession or control, or in the case of certain items of the Collateral requiring Bank to have possession to be perfected any of those items in the possession of, or at any time and from time to time hereafter delivered to, Secured Party (as hereinafter defined) or its agents, together with all certificates, options, rights or other distributions issued as an addition to, in substitution of, or in exchange for, or on account of, any of the foregoing, including without limitation, any property specifically described on Schedule "A" attached hereto and made a part hereof.

          (d)  The term "Indebtedness" shall mean all
     indebtedness of Borrower now or hereafter owing to Secured Party pursuant to that certain Loan Agreement dated of even date herewith, executed by Borrower and Secured Party (the "Loan Agreement") and evidenced by a Revolving Line of Credit Note, a Term Equipment Note, and an Acquisition Line of Credit Note, all dated of even date herewith, executed by Borrower to and for the benefit of Secured Party, in the original principal amounts of $1,500,000.00 and $1,300,000.00 and
     $5,000,000.00, respectively, together with any other obligation or indebtedness due from Debtor to Secured Party in accordance with the terms of the Loan Documents, including without limitation any additional note to be executed by Borrower and payable to the order of Secured Party in accordance with the provisions of the Loan Agreement in respect of the Acquisition Line of Credit Note (collectively referred to herein as the "Note" or the "Notes"as the context requires), (ii) all accrued but unpaid interest on any of the indebtedness described in (i) above,
     (iii) all obligations owing to Secured Party under any documents evidencing, securing, governing and/or pertaining to all or any part of the indebtedness described in (i) and
     (ii) above, (iv) all costs and expenses incurred by Secured Party in connection with the collection and administration of all or any part of the indebtedness and obligations described in (i), (ii) and (iii) above or the protection or preservation of, or realization upon, the collateral securing all or any part of such indebtedness and obligations, including without limitation all reasonable attorneys' fees, and (v) all renewals, extensions, modifications and rearrangements of the indebtedness and obligations described in (i), (ii), (iii) and (iv) above.

          (e) The term "Loan Documents" shall mean all instruments and documents evidencing, securing, governing, guaranteeing and/or pertaining to the Indebtedness.

          (f) The term "Obligated Party" shall mean any party other than Borrower who secures, guarantees and/or is otherwise obligated to pay all or any portion of the Indebtedness.

          (g) The term "Secured Party" shall mean Bank, its successors and assigns, including without limitation, any party to whom Bank, or its successors or assigns, may assign its rights and interests under this Agreement.

          (h) Other capitalized terms not defined herein shall have the meaning ascribed to them in the Loan Agreement of even date herewith.

     All words and phrases used herein which are expressly defined in Section 1.201 of Chapter 9 of the Code shall have the meaning provided for therein. Other words and phrases defined elsewhere in the Code shall have the meaning specified therein except to the extent such meaning is inconsistent with a definition in Section 1.201 or Chapter 9 of the Code.

     2.   Security Interest.  As security for the Indebtedness,
Debtor, for value received, hereby grants to Secured Party a continuing security interest in the Collateral.

     3. Representations and Warranties. Debtor hereby represents and warrants the following to Secured Party:

          (a) Enforceability. This Agreement and Guaranty constitute legal, valid and binding obligations of Debtor, enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors' rights and except to the extent specific remedies may generally be limited by equitable principles.
          (b) Ownership and Liens. Debtor has good and marketable title to the Collateral free and clear of all liens, security interests, encumbrances or adverse claims, except for the security interest created by this Agreement. Other than in the ordinary course of business for a non-material matter, no dispute, right of setoff, counterclaim or defense exists with respect to all or any part of the Collateral. Debtor has not executed any other security agreement currently affecting the Collateral and no effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office except as may have been executed or filed in favor of Secured Party.

          (c) No Conflicts or Consents. Neither the ownership, the intended use of the Collateral by Debtor, the grant of the security interest by Debtor to Secured Party herein nor the exercise by Secured Party of its rights or remedies hereunder, will (i) conflict with any provision of (A) any domestic or foreign law, statute, rule or regulation, or (B) any agreement, judgment, license, order or permit applicable to or binding upon Debtor, or (ii) result in or require the creation of any lien, charge or encumbrance upon any assets or properties of Debtor or of any person except as may be expressly contemplated in the Loan Documents. Except as expressly contemplated in the Loan Documents, no consent, approval, authorization or order of, and no notice to or filing with, any court, governmental authority or third party is required in connection with the grant by Debtor of the security interest herein or the exercise by Secured Party of its rights and remedies hereunder.

          (d) Security Interest. Debtor has and will have at all times full right, power and authority to grant a security interest in the Collateral to Secured Party in the manner provided herein, free and clear of any lien, security interest or other charge or encumbrance. This Agreement creates a legal, valid and binding security interest in favor of Secured Party in the Collateral securing the Indebtedness. Possession by Secured Party of all certificates, instruments and cash constituting Collateral from time to time and/or the filing of the financing statements delivered prior hereto and/or concurrently herewith by Debtor to Secured Party will perfect and establish the first priority of Secured Party's security interest hereunder in the Collateral.

          (e) Location. Debtor's chief executive office and the office where the records concerning the Collateral are kept is located at the address set forth on the signature page hereof.

          (f) Solvency of Debtor. As of the date hereof, and after giving effect to this Agreement and the completion of all other transactions contemplated by Debtor at the time of the execution of this Agreement, (i) Debtor is and will be solvent, (ii) the fair saleable value of Debtor's assets exceeds and will continue to exceed Debtor's liabilities (both fixed and contingent), and (iii) Debtor is paying and will continue to be able to pay his debts as they mature. Solely for purposes of this warranty by the Debtor, and without affecting, modifying or otherwise amending any provision of any Loan Documents, Debtor's assessment of its solvency includes a claim of subrogation or contribution against each of the other entities comprising Borrower and/or a Guarantor (as defined in the Loan Documents) and/or any other obligated party in the event Debtor should pay more than its ratable share of the Indebtedness.

          (g) Chattel Paper, Documents and Instruments. The chattel paper, documents and instruments of Debtor pledged hereunder have only one original counterpart and no party other than Debtor or Secured Party is in actual or constructive possession of any such chattel paper, documents or instruments.

     4. Affirmative Covenants. Debtor will comply with the covenants contained in this Section 4 at all times during the period of time this Agreement is effective unless Secured Party shall otherwise consent in writing.

          (a) Ownership and Liens. Debtor will maintain good and marketable title to all Collateral free and clear of all liens, security interests, encumbrances or adverse claims, except for the security interest created by this Agreement and the security interests and other encumbrances expressly permitted by the other Loan Documents. Other than in the ordinary course of business for non-material matters, Debtor will not permit any dispute, right of setoff, counterclaim or defense to exist with respect to all or any part of the Collateral. Debtor will not cause any financing statement or other security instrument with respect to the Collateral to be terminated, except as may exist or as may have been filed in favor of Secured Party. Debtor will defend at his expense Secured Party's right, title and security interest in and to the Collateral against the claims of any third party.

          (b) Further Assurances. Debtor will from time to time at his expense promptly execute and deliver all further instruments and documents and take all further action necessary or appropriate or that Secured Party may request in order (i) to perfect and protect the security interest created or purported to be created hereby and the first priority of such security interest, (ii) to enable Secured Party to exercise and enforce its rights and remedies hereunder in respect of the Collateral, and (iii) to otherwise effect the purposes of this Agreement, including without limitation, executing and filing such financing or continuation statements, or amendments thereto.

          (c) Payment of Taxes. Debtor (i) will timely pay all property and other taxes, assessments and governmental charges or levies imposed upon the Collateral or any part thereof, (ii) will timely pay all lawful claims which, if unpaid, might become a lien or charge upon the Collateral or any part thereof, and (iii) will maintain appropriate accruals and reserves for all such liabilities in a timely fashion in accordance with generally accepted accounting principles. Debtor may, however, delay paying or discharging any such taxes, assessments, charges, claims or liabilities so long as the validity thereof is contested in good faith by proper proceedings and provided Debtor has set aside adequate reserves therefor.

          (d) Chattel Paper, Documents and Instruments. Debtor will take such action as may be requested by Secured Party in order to cause any chattel paper, documents or instruments to be valid and enforceable and will cause all chattel paper to have only one original counterpart. Upon request by Secured Party, Debtor will deliver to Secured Party all originals of chattel paper, documents or instruments and will mark all chattel paper with a legend indicating that such chattel paper is subject to the security interest granted hereunder.

          (e) Insurance. Debtor will insure the Collateral against perils of loss and/or liability and name Secured Party as an additional insured on all such policies of insurance in an amount not less than the amount of the original amount of the Indebtedness. All such insurance shall be with such carriers as Secured Party may reasonably approve. Debtor shall provide Secured Party with evidence of Debtor's compliance with this provision and with evidence of renewal of all such coverages throughout the term that any of the Indebtedness remains outstanding and unpaid.
     Upon request of Secured Party, Debtor will provide evidence of payment of renewal premiums and/or with updated policies, certificates of insurance or other evidence of Debtor's compliance with this provision at no cost or expense to Secured Party.

     5. Negative Covenants. Debtor will comply with the covenants contained in this Section 5 at all times during the period of time this Agreement is effective, unless Secured Party shall otherwise consent in writing.

          (a) Transfer or Encumbrance. Other than in the ordinary course of business, Debtor will not (i) sell, assign (by operation of law or otherwise), transfer, exchange, lease or otherwise dispose of any of the Collateral, (ii) grant a lien or security interest in or execute, file or record any financing statement or other security instrument with respect to the Collateral to any party other than Secured Party, or (iii) deliver actual or constructive possession of the Collateral to any party other than Secured Party.

          (b) Impairment of Security Interest. Debtor will not take or fail to take any action which would in any manner impair the value or enforceability of Secured Party's security interest in any Collateral.

          (c) Possession of Collateral. Debtor will on or before the date hereof, deliver possession of any part of the Collateral to Secured Party where possession by Secured
     Party is required for perfection.

          (d) Financing Statement Filings. Debtor recognizes that financing statements pertaining to the Collateral will be or may be filed where Debtor maintains any Collateral, has its records concerning any Collateral or has its principal place of business/ residence. Without limitation of any other covenant herein, Debtor will not cause or permit any change in the location of Debtor's office to a jurisdiction other than as represented in Section 3(e) unless Debtor shall have notified Secured Party in writing of such change at least thirty (30) days prior to the effective date of such change, and shall have first taken all action required by Secured Party for the purpose of further perfecting or protecting the security interest in favor of Secured Party in the Collateral. In any written notice furnished pursuant to this Section 5(d), Debtor will expressly state that the notice is required by this Agreement and contains facts that may require additional filings of financing statements or other notices for the purpose of continuing perfection of Secured Party's security interest in the Collateral.

     6. Rights of Secured Party. Secured Party shall have the rights contained in this Section 6 at all times during the period of time this Agreement is effective.

          (a) Additional Financing Statements Filings. Debtor hereby authorizes Secured Party to file, without the signature of Debtor, one or more financing or continuation statements, and amendments thereto, relating to the Collateral. Debtor further agrees that a carbon, photographic or other reproduction of this Security
     Agreement or any financing statement describing any Collateral is sufficient as a financing statement and may be filed in any jurisdiction Secured Party may deem appropriate.

          (b) Power of Attorney. Debtor hereby irrevocably appoints Secured Party as Debtor's attorney-in-fact, such power of attorney being coupled with an interest, with full authority in the place and stead of Debtor and in the name of Debtor or otherwise from and after an Event of Default, and thereafter until such Event of Default has been cured and any other action, performance or assurance required of the Debtor has been performed or delivered from time to time and until released by the Secured Party in its sole and absolute discretion, to take any action and to execute any instrument which Secured Party may deem necessary or appropriate to accomplish the purposes of this Agreement, including without limitation: (i) to demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of the Collateral; (ii) to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection with clause (i) above; and (iii) to file any claims or take any action or institute any proceedings which Secured Party may deem necessary or appropriate for the collection and/or preservation of the Collateral or otherwise to enforce the rights of Secured Party with respect to the Collateral.

          (c) Performance by Secured Party. If Debtor fails to perform any agreement or obligation provided herein, Secured Party may itself perform, or cause performance of, such agreement or obligation, and the expenses of Secured Party incurred in connection therewith shall be a part of the Indebtedness, secured by the Collateral and payable by Debtor on demand.

     7. Events of Default. Each of the following constitutes an "Event of Default" under this Agreement:

          (a) Failure to Pay Indebtedness. The failure, refusal or neglect of Borrower, or any Obligated Party to make any payment of principal or interest on the Indebtedness, or any portion thereof, as the same shall become due and payable and following ten (10) days written notice to cure the initial failure to pay an installment; or

          (b) Non-Performance of Covenants. The failure of Debtor or any Obligated Party to timely and properly observe, keep or perform any non-monetary covenant, agreement, warranty or condition required herein or in any of the other Loan Documents following thirty (30) days written notice to cure; or

          (c) Default Under Other Loan Documents. The occurrence of an event of default under any of the other
     Loan Documents; or

          (d) False Representation. Any representation contained herein or in any of the other Loan Documents made by Borrower, Debtor, or any Obligated Party is false or misleading in any material respect; or

          (e) Bankruptcy or Insolvency. If Park, Dougherty, Ravens, Total, PIS, Debtor, or any Obligated Party: (i) becomes insolvent, or makes a transfer in fraud of creditors, or makes an assignment for the benefit of creditors, or admits in writing his or its inability to pay his or its debts as they become due;
     (ii) generally is not paying his or its debts as such debts become due; (iii) has a receiver, trustee or custodian appointed for, or take possession of, all or substantially all of the assets of such party or any of the Collateral, either in a proceeding brought by such party or in a proceeding brought against such party and such appointment is not discharged or such possession is not terminated within sixty (60) days after the effective date thereof or such party consents to or acquiesces in such appointment or possession; (iv) files a petition for relief under the United States Bankruptcy Code or any other present or future federal or state insolvency, bankruptcy or similar laws (all of the foregoing hereinafter collectively called "Applicable Bankruptcy Law") or an involuntary petition for relief is filed against such party under any Applicable Bankruptcy Law and such involuntary petition is not dismissed within sixty
     (60) days after the filing thereof, or an order for relief naming such party is entered under any Applicable Bankruptcy Law, or any composition, rearrangement, extension, reorganization or other relief of debtors now or hereafter existing is requested or consented to by such party; (v) fails to have discharged within a period of sixty (60) days any attachment, sequestration or similar writ levied upon any property of such party; or (vi) fails to pay within thirty (30) days any final money judgment against such party.

          (f) Execution on Collateral. The Collateral or any portion thereof is taken on execution or other process of law in any action against Debtor; or

          (g) Liquidation or Related Events. The liquidation, dissolution, merger or consolidation of any one or more of Borrower or any Obligated Party not otherwise permitted in advance or approved by Secured Party in writing upon written request therefor by Debtor..

     8. Remedies and Related Rights. If an Event of Default shall have occurred and for so long as same continues without cure and any other performance required of the Debtor, and without limiting any other rights and remedies provided herein, under any of the other Loan Documents or otherwise available to Secured Party, Secured Party may exercise one or more of the rights and remedies provided in this Section.

          (a) Remedies. Secured Party may from time to time at its discretion, without limitation and without notice except as expressly provided in any of the Loan Documents:

               (i) exercise in respect of the Collateral all the rights and remedies of a secured party under the Code
          (whether or not the Code applies to the affected
          Collateral);

               (ii) require Debtor to, and Debtor hereby agrees that it will at its expense and upon request of Secured Party, assemble the Collateral as directed by Secured Party and make it available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to both parties;

               (iii)     reduce its claim to judgment or
          foreclose or otherwise enforce, in whole or in part, the security interest granted hereunder by any available judicial procedure;

               (iv) sell or otherwise dispose of, at its office, on the premises of Debtor or elsewhere, the Collateral, as a unit or in parcels, by public or private proceedings, and by way of one or more contracts (it being agreed that the sale or other disposition of any part of the Collateral shall not exhaust Secured Party's power of sale, but sales or other dispositions may be made from time to time until all of the Collateral has been sold or disposed of or until the Indebtedness has been paid and performed in full), and at any such sale or other disposition it shall not be necessary to exhibit any of the Collateral;

               (v) buy the Collateral, or any portion thereof, at any public sale;

               (vi) buy the Collateral, or any portion thereof, at any private sale if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations;

               (vii)     apply for the appointment of a receiver
          for the Collateral, and Debtor hereby consents to any such appointment; and

               (viii)    at its option, withdraw all amounts on
          deposit in respect of the Collateral and apply the same to the payment of the Indebtedness; and

               (ix) Debtor agrees that in the event Debtor is entitled to receive any notice under the Uniform Commercial Code, as it exists in the state governing any such notice, of the sale or other disposition of any Collateral, reasonable notice shall be deemed given when such notice is deposited in a depository receptacle under the care and custody of the United States Postal Service, postage prepaid, at Debtor's address set forth on the signature page hereof, ten
          (10) days prior to the date of any public sale, or after which a private sale, of any of such Collateral is to be held. Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

          (b) Application of Proceeds. If any Event of Default shall have occurred, Secured Party may at its discretion apply or use any cash held by Secured Party as Collateral, and any cash proceeds received by Secured Party in respect of any sale or other disposition of, collection from, or other realization upon, all or any part of the Collateral as follows in such order and manner as Secured Party may elect:

               (i) to the repayment or reimbursement of the reasonable costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) incurred by Secured Party in connection with (A) the administration of the Loan Documents, (B) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, the Collateral, and (C) the exercise or enforcement of any of the rights and remedies of Secured Party hereunder;

               (ii) to the payment or other satisfaction of any liens and other encumbrances upon the Collateral;

               (iii)     to the satisfaction of the Indebtedness;

               (iv) by holding such cash and proceeds as Collateral;

               (v) to the payment of any other amounts required by applicable law (including without limitation, Section 9.504(a)(3) of the Code or any other applicable statutory provision); and

               (vi) by delivery to Debtor or any other party lawfully entitled to receive such cash or proceeds whether by direction of a court of competent jurisdiction or otherwise.

          (c) Deficiency. In the event that the proceeds of any sale of, collection from, or other realization upon, all or any part of the Collateral by Secured Party are insufficient to pay all amounts to which Secured Party is legally entitled, Debtor and any party who guaranteed or is otherwise obligated to pay all or any portion of the Indebtedness shall be liable for the deficiency, together with interest thereon as provided in the Loan Documents.

          (d) Non-Judicial Remedies. In granting to Secured Party the power to enforce its rights hereunder without prior judicial process or judicial hearing, Debtor expressly waives, renounces and knowingly relinquishes any legal right which might otherwise require Secured Party to enforce its rights by judicial process. Debtor recognizes and concedes that non-judicial remedies are consistent with the usage of trade, are responsive to commercial necessity and are the result of a bargain at arm's length. Nothing herein is intended to prevent Secured Party or Debtor from resorting to judicial process at either party's option.

          (e) Other Recourse. Debtor waives any right to require Secured Party to proceed against any third party, exhaust any Collateral or other security for the Indebtedness, or to have any third party joined with Debtor in any suit arising out of the Indebtedness or any of the Loan Documents, or pursue any other remedy available to Secured Party. Debtor further waives any and all notice of acceptance of this Agreement and of the creation, modification, rearrangement, renewal or extension of the Indebtedness. Debtor further waives any defense arising by reason of any disability or other defense of any third party or by reason of the cessation from any cause whatsoever of the liability of any third party. Until all of the Indebtedness shall have been paid in full, Debtor shall have no right of subrogation and Debtor waives the right to enforce any remedy which Secured Party has or may hereafter have against any third party, and waives any benefit of and any right to participate in any other security whatsoever now or hereafter held by Secured Party. Debtor authorizes Secured Party, and without notice or demand and without any reservation of rights against Debtor and without affecting Debtor's liability hereunder or on the Indebtedness to (i) take or hold any other property of any type from any third party as security for the Indebtedness, and exchange, enforce, waive and release any or all of such other property, (ii) apply such other property and direct the order or manner of sale thereof as Secured Party may in its discretion determine, (iii) renew, extend, accelerate, modify, compromise, settle or release any of the Indebtedness or other security for the Indebtedness, (iv) waive, enforce or modify any of the provisions of any of the Loan Documents executed by any third party, and (v) release or substitute any third party.

     9. Indemnity. Debtor hereby indemnifies and agrees to hold harmless Secured Party, and its officers, directors, employees, agents and representatives (each an "Indemnified Person") from and against any and all liabilities, obligations, claims, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature (collectively, the "Claims") which may be imposed on, incurred by, or asserted against, any Indemnified Person arising in connection with the Loan Documents, the Indebtedness, or the Collateral (including without limitation, the enforcement of the Loan Documents and the defense of any Indemnified Person's actions and/or inactions in connection with the Loan Documents). WITHOUT LIMITATION, THE FOREGOING INDEMNITIES SHALL APPLY TO EACH INDEMNIFIED PERSON WITH RESPECT TO ANY CLAIMS WHICH IN WHOLE OR IN PART ARE CAUSED BY OR ARISE OUT OF THE NEGLIGENCE OF SUCH AND/OR ANY OTHER INDEMNIFIED PERSON, except to the limited extent the Claims against an

Indemnified Person are proximately caused by such Indemnified Person's gross negligence or willful misconduct. If Debtor or any third party ever alleges such gross negligence or willful misconduct by any Indemnified Person, the indemnification provided for in this Section shall nonetheless be paid upon demand, subject to later adjustment or reimbursement, until such time as a court of competent jurisdiction enters a final judgment as to the extent and effect of the alleged gross negligence or willful misconduct. The indemnification provided for in this Section shall survive the termination of this Agreement and shall extend and continue to benefit each individual or entity who is or has at any time been an Indemnified Person hereunder.

     10.  Miscellaneous.

          (a) Entire Agreement. This Agreement contains the entire agreement of Secured Party and Debtor with respect to the Collateral. If the parties hereto are parties to any prior agreement, either written or oral, relating to the Collateral, the terms of this Agreement shall amend and supersede the terms of such prior agreements as to transactions on or after the effective date of this Agreement, but all security agreements, financing statements, guaranties, other contracts and notices for the benefit of Secured Party shall continue in full force and effect to secure the Indebtedness unless Secured Party specifically releases its rights thereunder by separate release.

          (b) Amendment. No modification, consent or amendment of any provision of this Agreement or any of the other Loan Documents shall be valid or effective unless the same is in writing and signed by the party against whom it is sought to be enforced.

          (c) Actions by Secured Party. The lien, security interest and other security rights of Secured Party hereunder shall not be impaired by (i) any renewal, extension, increase or modification with respect to the Indebtedness, (ii) any surrender, compromise, release, renewal, extension, exchange or substitution which Secured Party may grant with respect to the Collateral, (iii) any release or indulgence granted to any co-maker, endorser, guarantor or surety of the Indebtedness, or (iv) the assumption of the obligations of Borrower in respect of the Indebtedness by any other person or entity affiliated with the Borrower or any of Borrower's subsidiaries and their respective successors or assigns. The taking of additional security by Secured Party shall not release or impair the lien, security interest or other security rights of Secured Party hereunder or affect the obligations of Debtor hereunder.

          (d) Waiver by Secured Party. Secured Party may waive any Event of Default without waiving any other prior or subsequent Event of Default. Secured Party may remedy any default without waiving the Event of Default remedied. Neither the failure by Secured Party to exercise, nor the delay by Secured Party in exercising, any right or remedy upon any Event of Default shall be construed as a waiver of such Event of

     Default or as a waiver of the right to exercise any such right or remedy at a later date. No single or partial exercise by Secured Party of any right or remedy hereunder shall exhaust the same or shall preclude any other or further exercise thereof, and every such right or remedy hereunder may be exercised at any time. No waiver of any provision hereof or consent to any departure by Debtor therefrom shall be effective unless the same shall be in writing and signed by Secured Party and then such waiver or consent shall be effective only in the specific instances, for the purpose for which given and to the extent therein specified. No notice to or demand on Debtor in any case shall of itself entitle Debtor to any other or further notice or demand in similar or other circumstances.

          (e) Costs and Expenses. Debtor will upon demand pay to Secured Party the amount of any and all costs and expenses (including without limitation, attorneys' fees and expenses), which Secured Party may incur in connection with
     (i) the transactions which give rise to the Loan Documents,
     (ii) the preparation of this Agreement and the perfection and preservation of the security interests granted under the Loan Documents, (iii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, the Collateral, (iv) the exercise or enforcement of any of the rights of Secured Party under the Loan Documents, or (v) the failure by Debtor to perform or observe any of the provisions hereof.

          (f)  GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED
     BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF
     TEXAS AND APPLICABLE FEDERAL LAWS.

          (g) Venue. This Agreement has been entered into in Dallas County, Texas and it shall be performable for all purposes in such county. Courts within the State of Texas shall have jurisdiction over any and all disputes arising under or pertaining to this Agreement and venue for any such disputes shall be in Dallas County, Texas.

          (h) Severability. If any provision of this Agreement is held by a court of competent jurisdiction to be illegal, invalid or unenforceable under present or future laws, such provision shall be fully severable, shall not impair or invalidate the remainder of this Agreement and the effect thereof shall be confined to the provision held to be illegal, invalid or unenforceable.

          (i) No Obligation. Nothing contained herein shall be construed as an obligation on the part of Secured Party to extend or continue to extend credit to Borrower.

          (j) Notices. All notices, requests, demands or other communications required or permitted to be given pursuant to this Agreement shall be in writing and given by (i) personal delivery, (ii) expedited delivery service with proof of delivery, or (iii) United

     States mail, postage prepaid, registered or certified, return receipt requested, sent to the intended addressee at the address set forth on the signature page hereof or to such different address as the addressee shall have designated by written notice sent pursuant to the terms hereof and shall be deemed to have been received either, in the case of personal delivery, at the time of personal delivery, in the case of expedited delivery service, as the date of first attempted delivery at the address and in the manner provided herein, or in the case of mail, upon deposit in a depository receptacle under the care and custody of the United States Postal Service. Either party shall have the right to change his or its address for notice hereunder to any other location within the continental United States by notice to the other party of such new address at least thirty (30) days prior to the effective date of such new address.
          (k) Binding Effect and Assignment. This Agreement (i) creates a continuing security interest in the Collateral,
     (ii) shall be binding on Debtor and the heirs, executors, administrators and personal representatives of Debtor, and
     (iii) shall inure to the benefit of Secured Party and its successors and assigns. Without limiting the generality of the foregoing, Secured Party may pledge, assign or otherwise transfer the Indebtedness and its rights under this Agreement and any of the other loan Documents to nay other party. Debtor's rights and obligations hereunder may not be assigned or otherwise transferred without the prior written consent of Secured Party.

          (l) Termination. Upon the satisfaction in full of the Indebtedness, or written release or termination delivered by Secured Party to Debtor, this Agreement and the security interests created hereby shall terminate. Upon termination of this Agreement and Debtor's written request, Secured Party will, at Debtor's sole cost and expense, return to Debtor such of the Collateral as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof and execute and deliver to Debtor such documents as Debtor shall reasonably request to evidence such termination.

          (m) Cumulative Rights. All rights and remedies of Secured Party hereunder are cumulative of each other and of every other right or remedy which Secured Party may otherwise have at law or in equity or under any of the other Loan Documents, and the exercise of one or more of such rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of any other rights or remedies.

          (n) Gender and Number. Within this Agreement, words of any gender shall be held and construed to include the other gender, and words in the singular number shall be held and construed to include the plural and words in the plural number shall be held and construed to include the singular, unless in each instance the context requires otherwise.

          (o)  Descriptive Headings.  The headings in this
     Agreement are for convenience only and shall in no way enlarge, limit or define the scope or meaning of the various and several provisions hereof.

     EXECUTED as of the date first written above.

     Debtor's Address:                       DEBTOR:
     ------------------
     10711 Preston Road, Suite 250
     Dallas, Texas 75230                     RX-PRO.COM, INC.,
                                              a Texas corporation


                                             By:/s/ Jim Moncrief
                                              -----------------------
                                              Jim Moncrief, President

     Secured Party's Address:                BANK:
---------------------------------------------
     Bank of Texas, N.A.
     5956 Sherry Lane, Suite 1100            BANK OF TEXAS, N.A.
     Dallas, Texas 75225
     Attention: David J. Broussard, Jr.
               Senior Vice President         By:/s/ Frank A. Sewell, IV
                                             ------------------------
                                             Frank A. Sewell, IV
                                             Banking Officer